                                                                  Exhibit 10.89
                                                                  EXECUTION COPY


                             PARTICIPATION AGREEMENT

                            dated as of June 23, 2000

                                      among

                             MIDWEST GENERATION, LLC

                                   as Lessee,

                              EDISON MISSION ENERGY

                                  as Guarantor,

                                  EME/CDL TRUST

                                   as Lessor,

                   THE INVESTORS PARTY TO THE TRUST AGREEMENT,

                                  as Investors,

                            WILMINGTON TRUST COMPANY,

                         not in its individual capacity,
                except as provided herein, but solely as Trustee,

             THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I HERETO

                                 as Noteholders,

                          CITICORP NORTH AMERICA, INC.

                          as Administrative Agent, and

                          CITICORP NORTH AMERICA, INC.

                              as Collateral Agent.

                          Synthetic Lease Financing of
                           Combustion Turbines at the
                Crawford, Fisk, Waukegan, Calumet, Joliet, Bloom,
         Electric Junction, Sabrooke and Lombard Peaking Units, Illinois

                                          TABLE OF CONTENTS

                                                                                            PAGE
SECTION 1.   DEFINITIONS.......................................................................2

SECTION 2.   SUMMARY OF THE TRANSACTIONS............................................. .........2
    2.1      Basic Documents...................................................................2
    2.2      Leased Equipment Purchase and Lease...............................................2
    2.3      Nature of Transaction.............................................................2
    2.4      Legal and Tax Representation......................................................3

SECTION 3.   THE LOANS AND INVESTOR CONTRIBUTIONS..............................................3
    3.1      Loans.............................................................................3
    3.2      Security; Consent to Assignment...................................................3
    3.3      The Investor Contributions........................................................4
    3.4      Obligations Several...............................................................4
    3.5      Procedure for Advances............................................................5
    3.6      Continuation and Conversion Elections.............................................6
    3.7      Funding...........................................................................6
    3.8      Funding; Application of Proceeds..................................................7
    3.9      Time and Place of Closing.........................................................7
    3.10     The Lessor Account; Priority of Payments..........................................7
    3.11     Payments to Investors and Noteholders............................................10
    3.12     Use of Proceeds..................................................................11
    3.13     Interest and Yield...............................................................11
    3.14     Interest Rate and Yield Rate Determination.......................................12
    3.15     Fees.............................................................................12
    3.16     Prepayments......................................................................12

SECTION 4.   CERTAIN LIBO RATE AND OTHER PROVISIONS...........................................13
    4.1      LIBO Rate Lending Unlawful.......................................................13
    4.2      Inability to Determine Rates.....................................................14
    4.3      Increased LIBO Rate Advance Costs................................................14
    4.4      Obligation to Mitigate...........................................................14
    4.5      Funding Losses...................................................................16

                                      i

    4.6      Increased Capital Costs..........................................................16
    4.7      Taxes............................................................................17
    4.8      Computations.....................................................................19
    4.9      Sharing of Payments..............................................................19
    4.10     Setoff...........................................................................20
    4.11     Replacement of Noteholder or Investor............................................21

SECTION 5.   CONDITIONS TO CLOSING............................................................21
    5.1      Conditions to Closing............................................................21

SECTION 6.   INDEMNITIES......................................................................26
    6.1      Guarantor General Indemnity......................................................26
    6.2      Lessee General Indemnity.........................................................33
    6.3      General Tax Indemnity............................................................39
    6.4      Gross Up.........................................................................51
    6.5      Tax Returns......................................................................51
    6.6      Withholding Tax Exemption........................................................52
    6.7      Environmental Indemnity..........................................................53
    6.8      Limitation on Environmental Indemnity............................................54

SECTION 7.   CERTAIN LEASE RELATED PROVISIONS.................................................54
    7.1      Renewal Lease Terms..............................................................54
    7.2      Limitation on Lessee's Liability.................................................55

SECTION 8.   LESSEE REPRESENTATIONS AND WARRANTIES............................................56
    8.1      Organization; Power; Compliance with Law and Contractual Obligations.............56
    8.2      Non-Contravention................................................................56
    8.3      Governmental Approval; Regulation................................................56
    8.4      Validity.........................................................................57
    8.5      Litigation.......................................................................57
    8.6      Ownership of Properties; Liens...................................................57
    8.7      Taxes............................................................................57
    8.8      Pension and Welfare Plans........................................................58

                                      ii

    8.9      Environmental Warranties.........................................................58
    8.10     Regulations T, U and X...........................................................60
    8.11     Accuracy of Information..........................................................60
    8.12     Perfection of Security Interest..................................................60
    8.13     Chief Executive Office of Lessee.................................................61
    8.14     No Material Adverse Change.......................................................61
    8.15     No Default.......................................................................61

SECTION 9.   GUARANTOR REPRESENTATIONS AND WARRANTIES.........................................61
    9.1      Organization; Power; Compliance with Law and Contractual Obligations.............61
    9.2      Non-Contravention................................................................61
    9.3      Governmental Approval; Regulation................................................62
    9.4      Validity.........................................................................62
    9.5      Litigation.......................................................................62
    9.6      Taxes............................................................................62
    9.7      Pension and Welfare Plans........................................................63
    9.8      Accuracy of Information..........................................................63
    9.9      Financial Information............................................................63
    9.10     Chief Executive Office...........................................................64
    9.11     No Material Adverse Change.......................................................64
    9.12     No Default.......................................................................64

SECTION 10.  NOTEHOLDERS' AND INVESTORS' REPRESENTATIONS AND WARRANTIES.......................64
    10.1     Organization; Power; Compliance with Law and Contractual Obligations.............64
    10.2     Non-Contravention................................................................64
    10.3     Governmental Approval; Regulation................................................65
    10.4     Validity.........................................................................65
    10.5     Litigation.......................................................................65
    10.6     ERISA............................................................................65
    10.7     Investment in Certificates or Notes..............................................66

                                      iii

SECTION 11.  LESSOR REPRESENTATIONS AND WARRANTIES............................................66
    11.1     Due Organization, etc............................................................66
    11.2     Authorization; No Conflict.......................................................67
    11.3     Enforceability, etc..............................................................67
    11.4     Litigation.......................................................................67
    11.5     Assignment.......................................................................67
    11.6     No Default.......................................................................67
    11.7     Chief Place of Business..........................................................68
    11.8     Securities Act...................................................................68
    11.9     Lessor Liens.....................................................................68
    11.10    Investment Company Act; Public Utility Holding Company Act.......................68
    11.11    Governmental Actions.............................................................68

SECTION 12.  REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE AND THE TRUST COMPANY..............69
    12.1     Due Incorporation; etc...........................................................69
    12.2     Due Authorization, Enforceability; etc...........................................69
    12.3     Non-Contravention................................................................70
    12.4     Governmental Actions.............................................................70
    12.5     Litigation.......................................................................71
    12.6     Liens............................................................................71

SECTION 13.  GUARANTOR AFFIRMATIVE COVENANTS..................................................71
    13.1     Financial Information, Reports, Notices..........................................71
    13.2     Conduct of Business and Maintenance of Existence.................................73
    13.3     Compliance with Laws.............................................................73
    13.4     Books and Records; Right of Inspection...........................................73

SECTION 14.  GUARANTOR NEGATIVE COVENANTS.....................................................74
    14.1     Restrictions on Secured Indebtedness.............................................74
    14.2     Restrictions on Liens............................................................74
    14.3     Investments......................................................................76
    14.4     Consolidation, Merger............................................................76

                                      iv

    14.5     Asset Dispositions...............................................................77
    14.6     Transactions with Affiliates.....................................................78
    14.7     Restrictive Agreements...........................................................78
    14.8     ERISA............................................................................78
    14.9     Financial Condition..............................................................78

SECTION 15.  LESSEE AFFIRMATIVE COVENANTS.....................................................79
    15.1     Financial Information, Reports, Notices..........................................79
    15.2     Conduct of Business and Maintenance of Existence.................................80
    15.3     Compliance with Laws.............................................................80
    15.4     Insurance........................................................................80
    15.5     Books and Records; Right of Inspection...........................................80
    15.6     Maintenance of Properties........................................................81
    15.7     Maintenance of Leased Equipment..................................................81
    15.8     Environmental Covenant...........................................................81

SECTION 16.  LESSEE NEGATIVE COVENANT.........................................................82
    16.1     Restrictions on Liens............................................................82
    16.2     Restriction on Extension of ComEd Agreements.....................................82

SECTION 17.  LESSOR, TRUSTEE, TRUST COMPANY, INVESTOR AND NOTEHOLDER COVENANTS................82
    17.1     Compliance with Trust Agreement..................................................82
    17.2     Discharge of Liens...............................................................82
    17.3     Trust Agreement..................................................................83
    17.4     Successor Trustee................................................................83
    17.5     Indebtedness; Other Business.....................................................83
    17.6     Depreciation.....................................................................83
    17.7     Quiet Enjoyment..................................................................84
    17.8     No Liens.........................................................................84
    17.9     Credit Agreement.................................................................84

SECTION 18.  AGENT COVENANT...................................................................84

                                      v

SECTION 19.  AGENT............................................................................85
    19.1     Actions..........................................................................85
    19.2     Funding Reliance.................................................................86
    19.3     Exculpation......................................................................86
    19.4     Successor........................................................................87
    19.5     Reliance by Agent................................................................87
    19.6     Notice of Default................................................................88
    19.7     Credit Decisions.................................................................88
    19.8     Copies...........................................................................89

SECTION 20.  TRANSACTION COSTS AND OTHER COSTS................................................89

SECTION 21.  MISCELLANEOUS....................................................................90
    21.1     Effect of Waiver.................................................................90
    21.2     Survival of Agreements...........................................................90
    21.3     Applicable Law...................................................................90
    21.4     Effect and Modification of Agreement.............................................91
    21.5     Notices..........................................................................92
    21.6     Severability.....................................................................92
    21.7     Successors and Assigns; Transfers................................................93
    21.8     Participations...................................................................95
    21.9     Parties in Interest..............................................................96
    21.10    Agent............................................................................96
    21.11    Brokers..........................................................................96
    21.12    Limitation of Liability..........................................................96
    21.13    Reproduction of Documents........................................................97
    21.14    Consideration for Consents to Waivers and Amendments.............................97
    21.15    Submission to Jurisdiction; Venue................................................98
    21.16    Agent for Service of Process.....................................................98
    21.17    Jury Trial.......................................................................99
    21.18    Captions; Table of Contents......................................................99
    21.19    Schedules; Exhibits; Appendix....................................................99
    21.20    References to Sections, Exhibits and Schedules...................................99

                                      vi

SCHEDULE I...................................................................................Sch. I-1

SCHEDULE II...............................................................................Sch. II - 1

EXHIBIT A-1....................................................................................A1 - 1

EXHIBIT A-2....................................................................................A2 - 1

EXHIBIT B-1....................................................................................B1 - 1

EXHIBIT B-2....................................................................................B2 - 1

EXHIBIT C-1....................................................................................C1 - 1

EXHIBIT C-2....................................................................................C2 - 1

EXHIBIT C-3....................................................................................C2 - 2

EXHIBIT C-4....................................................................................C2 - 3

EXHIBIT C-5....................................................................................C2 - 4

EXHIBIT D.......................................................................................D - 1

EXHIBIT E.......................................................................................E - 1

EXHIBIT F.......................................................................................F - 1

         PARTICIPATION AGREEMENT (this "AGREEMENT") dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTOR PARTY TO THE TRUST AGREEMENT, as Initial Investor, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I HERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC. as Collateral Agent (the "COLLATERAL AGENT").

                                    RECITALS

         WHEREAS, Lessee wishes to sell to Lessor, and Lessor wishes to acquire, the Leased Equipment pursuant to the Bill of Sale; and

         WHEREAS, Lessor will lease the Leased Equipment to Lessee on the terms and conditions set forth in the Lease; and

         WHEREAS, the Investors and Noteholders are willing to provide financing to Lessor to fund payment of the Purchase Price; and

         WHEREAS, concurrently with the execution and delivery of this Agreement, CDL has entered into the Trust Agreement, pursuant to which CDL has authorized Lessor to, among other things and subject to the terms and conditions thereof and hereof, (i) issue the Tranche A Notes and sell such Tranche A Notes to Tranche A Noteholders, (ii) issue the Tranche B Notes and sell such Tranche B Notes to Tranche B Noteholders, (iii) issue the Certificates and sell such Certificates to the Investors, (iv) purchase the Leased Equipment from Midwest,
(v) lease the Leased Equipment to Lessee and (vi) enter into security arrangements as described herein; and

         WHEREAS, to induce the Investor and the Noteholders to provide funding for the Leased Equipment, Guarantor has agreed to guaranty the obligations of Lessee under the Lease (other than Supplemental Rent payable by Lessee pursuant to SECTION 6.7).

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.

         Capitalized terms used but not defined herein shall have the meanings set forth in Appendix 1 hereto; the rules of interpretation set forth in Appendix 1 hereto shall apply to this Agreement.

SECTION 2.  SUMMARY OF THE TRANSACTIONS.

         2.1 BASIC DOCUMENTS. On the Closing Date, each of the respective parties hereto shall execute and deliver this Agreement, the Lease, the Memorandum of Lease, the Guaranty, the Credit Agreement, the Notes, the Certificates, the Bill of Sale, the Deeds, the ComEd Consent, the Intercompany Note, the Assignment Agreement and the Trust Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

         2.2 LEASED EQUIPMENT PURCHASE AND LEASE. On the Closing Date, (i) the Initial Investor will make the Investor Contribution in accordance with SECTION
3.3 hereof, (ii) the Noteholders will make the Loans in accordance with SECTION
3.1 hereof, (iii) Lessor will purchase all right, title and interest in and to the Leased Equipment from Lessee and (iv) Lessor will simultaneously lease all of its right, title and interest in the Leased Equip ment to Lessee.

         2.3 NATURE OF TRANSACTION. It is the intent of the parties hereto that:
(a) the transaction contemplated hereby constitutes an operating lease pursuant to GAAP from Lessor to Lessee for purposes of Lessee's financial reporting only,
(b) the transaction contemplated hereby preserves ownership of the Leased Equipment by Lessee for Federal and state income tax, bankruptcy and UCC purposes and (c) other than for Lessee's financial reporting, the obligations of Lessee to pay Basic Rent shall be treated as pay ments of principal and interest, respectively. Except as specifically provided for herein, Lessor shall retain title to the Leased Equipment, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Basic Documents. Except as otherwise required by any taxing Authority (in which case the last sentence of SECTION 17.6 shall apply), each of the parties to this Agreement agrees that it will not, nor will any of its Affiliates, at any time take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in this
SECTION 2.3.

         2.4 LEGAL AND TAX REPRESENTATION. Lessee acknowledges and agrees that none of Lessor, any Investor, any Noteholder, Trustee, Collateral Agent or Agent has made any representation or warranty concerning the tax, accounting or legal characteristics of the Lease or any of the other Basic Documents, and that Lessee has obtained and relied on such tax, accounting and legal advice regarding the Lease, the Guaranty and the other Basic Documents as it deems appropriate. Each of Lessor, each Investor, each Noteholder, Collateral Agent and Agent acknowledges and agrees that it has obtained and relied on the Basic Documents and the various items delivered in connection therewith, and on such tax, accounting and legal advice regarding the Lease, the Guaranty and the other Basic Documents as it deems appropriate.

SECTION 3.  THE LOANS AND INVESTOR CONTRIBUTIONS.

         3.1 LOANS. Subject to the terms and conditions of this Agreement and the Credit Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on the Closing Date, each Noteholder shall make a loan to Lessor (each, a "LOAN") in an amount as set forth in the Credit Agreement, in order for Lessor (i) to acquire the Leased Equipment and (ii) to pay Transaction Costs. Loans shall be made pursuant to the Credit Agreement and shall accrue interest as set forth in
SECTION 3.13 hereof.

         3.2 SECURITY; CONSENT TO ASSIGNMENT. (a) As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Lessor's Obligations to the Noteholders under the Basic Documents, now existing or hereafter arising, the Lessor has, pursuant to the terms of the Assignment Agreement, pledged, assigned, hypothecated and transferred to the Collateral Agent for the benefit of the Noteholders, and has granted to the Collateral Agent for the benefit of the Noteholders, a Lien on all of the Lessor's right, title and interest in, to and under the Lessor Collateral.

                  (b) The Guarantor (i) acknowledges that the Noteholders and Investors are making the Advances in reliance upon the execution and delivery by the Guarantor of the Guaranty and this Agreement, (ii) consents in all respects to the pledge and assignment to the Collateral Agent pursuant to the Assignment Agreement of all of the Lessor's right, title and interest in, to and under the Guaranty including, without limitation, all of the Lessor's rights to receive payment under or with respect to the Guaranty and all payments due and to become due to the Lessor under or with respect to the Guaranty, whether as contractual obligations, damages, indemnity payments or otherwise and (iii) acknowledges the right of the Collateral Agent or any designee of the Collateral Agent, in the exercise of the Collateral Agent's rights and remedies under the Assignment Agreement, to make all demands, give all notices, take all actions and exercise all rights of the Lessor under the Guaranty.

                  (c) The Lessee (i) acknowledges that the Noteholders and Investors are making the Advances in reliance upon the execution and delivery by the Lessee of the Lease and this Agreement, (ii) consents in all respects to the pledge and assignment to the Collateral Agent pursuant to the Assignment Agreement of all of the Lessor's right, title and interest in, to and under the Lease including, without limitation, all of the Lessor's rights to receive payment under or with respect to the Lease and all payments due and to become due to the Lessor under or with respect to the Lease, whether as contractual obligations, damages, indemnity payments or otherwise and (iii) acknowledges the right of the Collateral Agent or any designee of the Collateral Agent, in the exercise of the Collateral Agent's rights and remedies under the Assignment Agreement, to make all demands, give all notices, take all actions and exercise all rights of the Lessor under the Lease.

         3.3 THE INVESTOR CONTRIBUTIONS. Subject to the terms and conditions of this Agreement and the Trust Agreement, and in reliance on the representations and warranties contained herein or made pursuant hereto, the Initial Investor shall make an investment in Lessor (the "INVESTOR CONTRIBUTION") in an amount set forth in the Trust Agreement. Lessor will use the Investor Contribution (i) to acquire the Leased Equipment and (ii) pay Transaction Costs. Investor Contributions shall accrue yield ("YIELD") as set forth in SECTION 3.13 hereof.

         3.4 OBLIGATIONS SEVERAL. The obligations of each Investor and Noteholder under any Basic Document shall be several and not joint. No Investor or Noteholder shall have any obligation to any other Investor or Noteholder or to Lessee or Lessor with respect to the transactions contemplated by the Basic Documents, except those obligations of such Investor or Noteholder expressly set forth in the Basic Documents or except as set forth in the instruments delivered in connection therewith, and no Investor or Noteholder shall be liable for performance by any other Person of such other Person's obligations under the Basic Documents except as otherwise so set forth.

         3.5 PROCEDURE FOR ADVANCES. By delivering an irrevocable Advance Request in the form of EXHIBIT D hereto (the "ADVANCE REQUEST") to the Agent on or before 12:00 Noon, New York City time, not less than three Business Days' prior to the Scheduled Closing Date, the Lessor, at the direction of the Lessee, may irrevocably request the Noteholders to make the Loans and the Initial Investor to make the Investor Contribution. Upon receipt of the Advance Request, the Agent shall promptly notify each Noteholder and Investor thereof. On the terms and subject to the conditions of this Agreement, the Credit Agreement and the Trust Agreement (as appropriate), each of the Advances shall be of the same type, and shall be made on the Closing Date. On or before 2:00 p.m., New York City time, on the Closing Date, (i) the Tranche B Noteholder shall deposit with the Agent immediately available funds in an amount equal to such Noteholder's Loan, (ii) the Tranche A Noteholder shall deliver to the Agent a check (the "TRANCHE A CHECK") payable to the order of the Lessor in an amount equal to such Noteholder's Loan and (iii) the Initial Investor shall deposit with the Agent immediately available funds in an amount equal to its Investor Contribution. Any such deposit of funds will be made to an account which the Agent shall specify by notice to the Tranche B Noteholder and the Initial Investor. To the extent funds and the Tranche A Check are received from the Noteholders and Investors, the Agent shall make such funds available to the Lessor by wire transfer to the accounts the Lessor shall have specified in the Advance Request and such Tranche A Check available to the Lessor by delivery to the Lessor. No Noteholder's or Investor's obligation to make its Advance shall be affected by any other Noteholder's or Investor's failure to make any Advance.

         3.6 CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice in the form of EXHIBIT F hereto (the "CONTINUATION/CONVERSION NOTICE") to the Agent on or before 12:00 Noon, New York City time on a Business Day, the Lessor, at the direction of the Lessee, may from time to time irrevocably elect that all, or any portion in an aggregate minimum amount of $10,000,000 and an integral multiple of $1,000,000 in excess thereof, of any Advance be (i) on not less than three Business Days' notice, converted into, or continued as, a LIBO Rate Advance, or (ii) on the same Business Day, be converted into, or continued as a Base Rate Advance. In the absence of delivery of such Continuation/Conversion Notice with respect to any LIBO Rate Advance, such LIBO Rate Advance shall automatically be continued as a LIBO Rate Advance with an Interest Period of the same duration as the then expiring Interest Period; PROVIDED, HOWEVER, that (x) with respect to any Loan, each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Noteholders holding Loans of the same tranche, (y) a LIBO Rate Advance may not be converted at any time other than the last day of the Interest Period applicable thereto and (z) no portion of the outstanding principal amount of any Advance may be continued as, or be converted into, a LIBO Rate Advance when any Credit Agreement Event of Default or Credit Agreement Default under
SECTION 5.1.1 of the Credit Agreement has occurred and is continuing. Each delivery of such Continuation/Conversion Notice shall constitute a certification and warranty by the Lessor that on the date of delivery of such notice no Credit Agreement Default has occurred and is continuing. If prior to the time of such continuation or conversion any matter certified to by the Lessor by reason of the immediately preceding sentence will not be true and correct at such time if then made, the Lessor will immediately so notify the Agent. Except to the extent, if any, that prior to the time of such continuation or conversion the Agent shall have received written notice to the contrary from the Lessor, such certification and warranty shall be deemed to be made at the date of such continuation or conversion as if then made. Upon the occurrence and during the continuance of any Credit Agreement Event of Default under SECTION 5.1.1 of the Credit Agreement, each LIBO Rate Advance shall convert automatically to a Base Rate Advance at the end of the Interest Period then in effect for such LIBO Rate Advance.

         3.7 FUNDING. Each Noteholder and each Investor may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Advances hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Noteholder or Investor) to make or maintain such LIBO Rate

Advance; PROVIDED, HOWEVER, that such LIBO Rate Advance shall nonetheless be deemed to have been made and to be held by such Noteholder or Investor, as the case may be, and the obligation of the Lessor to repay such LIBO Rate Advance shall nevertheless be to such Noteholder or Investor, as the case may be, for the account of such foreign branch, Affiliate or international banking facility. In addition, the Lessor hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 or 4.7, it shall be conclusively assumed that each Noteholder and Investor elected to fund all LIBO Rate Advances by purchasing deposits in its LIBOR Office's interbank eurodollar markets.

         3.8      FUNDING; APPLICATION OF PROCEEDS.

                  (a) FUNDING. Following (i) receipt by Lessor of (A) the Investor Contribution by the Investor pursuant to SECTION 3.3 and (B) all Loans by the Noteholders pursuant to SECTION 3.1 and (ii) satisfaction or waiver of each of the applicable conditions set forth in, and in accordance with, SECTION 5.1, Lessor shall transfer to the Lessee Account, as payment for the Leased Equipment, by 4:00 p.m. New York City time on the Closing Date, the aggregate amount of such Advances.

                  (b) APPLICATION OF PROCEEDS. All Advances shall be used solely for payment of the Purchase Price for the Leased Equipment and payment of Transaction Costs.

         3.9 TIME AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "CLOSING") shall take place after 12:00 Noon, New York City time on the Scheduled Closing Date or such other date as the parties hereto shall mutually agree (the "CLOSING DATE") at the New York offices of Skadden, Arps, Slate, Meagher & Flom, LLP.

         3.10 THE LESSOR ACCOUNT; PRIORITY OF PAYMENTS. (a) In accordance with SECTION 10 of the Assignment Agreement, the Lessor shall establish and maintain, or shall cause to be established and maintained, the Lessor Account into which the Collateral Agent shall deposit all payments, receipts and other consideration of any kind whatsoever paid to the Lessor under any Basic Document or otherwise and received by the Collateral Agent pursuant to the Lease, the Assignment Agreement or the Trust Agreement. The Agent shall report the amounts of any distributions from the Lessor Account pursuant to this SECTION 3.10 to the Trustee.

                  (b) Payments deposited from time to time in the Lessor Account shall be paid out by the Collateral Agent as follows:

                           (i) Any payment identified by Lessee as either (i) Basic Rent, (ii) payment in respect of Termination Value pursuant to
         SECTION 11.1, SECTION 12.1 or SECTION 15.1 of the Lease, (iii) proceeds of an Auction pursuant to SECTION 12.4 of the Lease (but in any event excluding costs and expenses described in SECTION 12.5(b) of the Lease) ("NET SALE PROCEEDS") or (iv) payment in respect of the Lessee Purchase Fixed Price pursuant to SECTION 12.3 of the Lease or the Investor Purchase Price pursuant to SECTION 12.5(d) of the Lease shall be paid out of the Lessor Account by the Collateral Agent, at the direction of the Agent, promptly after receipt, and shall be applied, FIRST, ratably to the payment of the principal of the Tranche B Loan then outstanding and all interest then due and payable on such amount, SECOND, ratably to the payment of the principal of the Tranche A Loan then outstanding and all interest due and payable on such amount (after application of any Residual Deficiency Payment made by the Lessee) and THIRD, the remainder of such amount shall be paid out of the Lessor Account, at the direction of the Agent, by the Collateral Agent, ratably, to the Investors.

                           (ii) Any payment identified by Lessee as the Residual Deficiency Payment shall be paid out of the Lessor Account by the Collateral Agent, at the direction of the Agent, promptly after receipt and shall be applied, ratably, to the payment of the principal of the Tranche A Loan then outstanding and all interest then due and payable on such amount.

                           (iii) Any payment identified by Lessee as Supplemental Rent (other than any such amounts payable pursuant to the preceding provisions of this SECTION 3.10(b)) shall be paid out of the Lessor Account by the Collateral Agent, at the direction of the Agent, promptly after receipt, and shall be applied to the payment of any amounts then owing to the Collateral Agent, the Agent, the Investors, the Trustee, the Noteholders and the other parties to the Basic Documents (or any of them) as shall be designated by Lessee (or, in the absence of such designation, ratably according to the respective amounts so owing of which Agent has received written notice).

In the event that Lessee shall fail to identify the nature of any payment deposited by it in the Lessor Account, or the Collateral Agent or the Agent in its reasonable judgment shall determine that the identification made by Lessee is incorrect or inappropriate, the nature of such payment shall instead be identified by the Agent in its reasonable judgment and applied in the manner specified above.

                  (c) Any amounts payable to the the Collateral Agent as a result of an Event of Loss pursuant to SECTION 11.1(c) of the Lease and the Assignment Agreement shall be distributed as follows:

                           (i) in the event that the Lessor (at the direction of
                  the Required Participants) and the Agent elect to pay all or a portion of such amounts to the Lessee for the repair of damage caused by such Event of Loss, then such amounts shall be distributed to the Lessee, and

                           (ii) in the event that the Lessor (at the direction
                  of the Required Participants) and the Agent elect to apply all or a portion of such amounts to the purchase price of the Leased Equipment in accordance with SECTION 12.3 of the Lease, then such amounts shall be distributed in accordance with clause (b) above.

                  (d) All payments received and amounts realized by the Lessor or the Collateral Agent after the occurrence of a Lease Event of Default shall be promptly remitted by the Lessor (if received by the Lessor) to the Collateral Agent and shall be paid out of the Lessor Account by the Collateral Agent, at the direction of the Agent, promptly after receipt, and shall be applied,

                  FIRST, ratably to the payment of the principal of the Tranche B Loans then outstanding and all interest then due and payable on such amount;

                  SECOND, ratably to the payment of the principal of all Tranche A Loans then outstanding and all interest then due and payable on such amount;

                  THIRD, ratably to the payment of the principal of the Certificates then outstanding and all Yield then due and payable on such amount; and

                  FOURTH, the remainder of such amount after making the payments in FIRST through THIRD above shall be paid to, or at the direction of, the Lessee.

                  (e) Upon the payment in full of the Loans and all other amounts owing by Lessor (including amounts owing to the Investors, Noteholders, Agent, the Collateral Agent and Trustee) under the Credit Agreement, Trust Agreement or under any other Basic Document, any moneys remaining in the Lessor Account shall be paid to Lessee or such other Person or Persons as Lessee may designate.

         3.11     PAYMENTS TO INVESTORS AND NOTEHOLDERS.

                  (a) Any payments received by Trustee or the Collateral Agent from or on behalf of Lessee not later than 1:00 p.m., New York City time, shall be paid by Trustee or the Collateral Agent, as the case may be, at the direction of the Agent, to the Investors or Noteholders, as the case may be, in immediately available funds no later than 3:00 p.m., New York City time, on the same day, and any payments received by Trustee or the Collateral Agent from or on behalf of Lessee after 1:00 p.m., New York City time, shall be paid by Trustee or the Collateral Agent, as the case may be, at the direction of the Agent, to the Investors or Noteholders as the case may be, as soon after receipt as practicable, but not later than 11:00 a.m., New York City time, on the next succeeding Business Day. Properly initiating wire transfers prior to the times set forth above shall constitute compliance by the Trustee or the Collateral Agent with this SECTION 3.11.

                  (b) Rent and all other sums due from Lessee to Lessor or any Noteholder or Investor under the Basic Documents shall be paid by Lessee in immediately available funds to Lessor by deposit to the Lessor Account, or if instructed in writing by the Lessor, at its office specified in SCHEDULE I to this Agreement or at such other office as it may from time to time specify to Lessee in a notice pursuant to SECTION 21.5. All such payments must be received by Lessor or such Investor or Noteholder, as applicable, not later than 3:00 p.m. New York City time on the date due. Funds received after such time shall for all purposes of the Basic Documents be deemed to have been received on the next succeeding Business Day.

                  (c) Unless otherwise expressly provided in SECTION 3.10 or otherwise herein or in the Credit Agreement or the Trust Agreement, all payments by

Lessor pursuant to any Basic Document shall be made by Lessor to the Collateral Agent for the PRO RATA account of the Noteholders and Investors entitled to receive such payment. The Collateral Agent shall promptly remit in immediately available funds to each Noteholder or Investor, as the case may be, its share, if any, of such payments received by the Collateral Agent for the account of such Noteholder or Investor pursuant to SECTION 3.10 or otherwise.

         3.12 USE OF PROCEEDS. Lessor covenants that it shall apply the proceeds of the Advances solely in accordance with the provisions of the Basic Documents.

         3.13     INTEREST AND YIELD.

                  (a) Each Tranche A Loan shall accrue interest at a rate per annum equal to the then applicable Interest Rate for Tranche A Loans, and each Tranche B Loan shall accrue interest at a rate per annum equal to the then applicable Interest Rate for Tranche B Loans.

                  (b) The Investor Amounts outstanding from time to time shall accrue Yield at a rate per annum equal to the Yield Rate.

                  (c) Notwithstanding any other provision hereof, at such time as there shall exist for any Noteholder or Investor a LIBOR Reserve Percentage which is greater than zero, the LIBO Rate used in the determination of LIBO Rate Advances made by such Noteholder or Investor shall be the LIBO Rate (Reserve Adjusted).

                  (d) After the date any principal amount of any Advance is due and payable (whether on the Final Maturity Date, upon acceleration or otherwise), or after any monetary Obligation of the Lessor under the Basic Documents shall become due and payable, the Lessor shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such overdue amount at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2% until such amount is paid in full.

                  (e) All interest or Yield on the Advances and all other amounts due with respect to the Advances shall be distributed by the Collateral Agent, at the direction of the Agent, to the Noteholders or Investors, as the case may be, in accordance with SECTION 3.10.

                  (f) Interest and Yield accrued on each Advance shall be payable, without duplication (each such date, an "INTEREST PAYMENT DATE"):

                           (i)      on the Final Maturity Date;

                           (ii) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance;

                           (iii)    on each Scheduled Interest Payment Date;
         and

                           (iv) on that portion of any Advance which is accelerated pursuant to SECTION 6.2 or SECTION 6.3 of the Credit Agreement or otherwise, immediately upon such acceleration.

Interest and Yield accrued on Advances or other monetary Obligations arising under any Basic Document after the date such amount is due and payable (whether on the Final Maturity Date, upon acceleration or otherwise) shall be payable upon demand (or if no demand is made, on the last Business Day of each Month).

         3.14 INTEREST RATE AND YIELD RATE DETERMINATION. The Agent shall determine the Interest Rate applicable to the Loans and the Yield Rate applicable to the Investor Amounts, and shall give prompt notice to the Lessor and the Noteholders or the Investors, as appropriate, of such determination. Such determinations by the Agent shall be conclusive in the absence of manifest error.

         3.15 FEES. The Guarantor agrees to pay to the Agent for (a) its own account in its capacity as Agent and Collateral Agent and (b) the account of CDL as the Tranche B Noteholder and the Initial Investor the respective fees agreed to in the letter dated July 10, 2000 (the "FEE LETTER") between the Agent, CDL, the Guarantor and the Lessee.

         3.16     PREPAYMENTS.

                  (a) The Lessee shall have the right to pay to the Lessor such amounts to allow for the Lessor to prepay, without premium or penalty (except as may be required by SECTION 4.5), an amount equal to the Loans and the Investor Amounts in whole or in part from time to time pursuant to the exercise of any purchase or early termination option permitted under the Lease. Any such prepayment of LIBO Rate Advances shall require at least ten (10) days prior written notice to the Agent, and any such prepayment of Base Rate Loans may be made on same day's written notice to the Agent.

                  (b) All amounts payable by the Lessee to the Lessor pursuant to SECTIONS 11, 12, or 15 of the Lease shall be used to prepay the Advances and shall be applied by the Lessor to the Loans and the Investor Amounts in the manner set forth in SECTION 3.10.

                  (c) Each prepayment of Advances made pursuant to this SECTION
3.16 shall be accompanied by accrued interest or Yield, as the case may be, to the date of such prepayment on the amount prepaid, but shall be without premium or penalty, except as may be required by SECTION 4.5.

SECTION 4.  CERTAIN LIBO RATE AND OTHER PROVISIONS

         4.1 LIBO RATE LENDING UNLAWFUL. If any Noteholder or Investor shall reasonably determine (which determination shall, upon notice thereof to Lessor and Agent, be conclusive and binding on Lessor absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other governmental authority or comparable agency asserts that it is unlawful, for such Noteholder or Investor, as the case may be, to make, continue or maintain any Advance as, or to convert any Advance into, a LIBO Rate Advance, the obligations of such Noteholder or Investor to make, continue, maintain or convert any such Advance shall, upon such determination, forthwith be suspended until such Noteholder or Investor, as the case may be, shall notify Agent that the circumstances causing such suspension no longer exist, and all LIBO Rate Advances of such Noteholder or Investor shall automatically convert into Base Rate Advances at the end of the then-current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         4.2 INABILITY TO DETERMINE RATES. If Agent shall have determined that, by reason of circumstances affecting Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Advances, then, upon notice from Agent to Lessor, the Investors and the Noteholders, the obligations of all Noteholders and Investors under SECTION 3.5 hereof, to make or continue any Advances as, or to convert any Advances into, LIBO Rate Advances shall forth with be suspended until Agent shall notify Lessor, the Investors and the Noteholders that the circumstances causing such suspension no longer exist.

         4.3 INCREASED LIBO RATE ADVANCE COSTS. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Noteholder or Investor (or its LIBOR Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall increase the cost to such Noteholder or Investor of, or result in any reduction in the amount of any sum receivable by such Noteholder or Investor in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Advances as, or of converting (or of its obligation to convert) any Advances into, LIBO Rate Advances, then Lessor agrees to pay to each such Noteholder or Investor, as the case may be, the amount of any such increase or reduction. Such Noteholder or Investor shall promptly notify Agent and Lessor in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Noteholder or Investor for such increased cost or reduced amount. Such additional amounts shall be payable by Lessor directly to such Noteholder or Investor, as the case may be, within ten (10) Business Days of its receipt of such notice, and such notice shall be binding on Lessor absent clear and convincing evidence to the contrary.

         4.4 OBLIGATION TO MITIGATE. Each Noteholder and Investor agrees that as promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to SECTION 4.1, 4.3, or 4.6, and in any event if so requested by Lessor, each such Noteholder and Investor shall use reasonable efforts to make, fund or maintain its affected Advances through another lending office or one of its foreign branches or Affiliates (or an international banking facility created by such Noteholder or Investor) if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the reasonable opinion of such Noteholder or Investor, as the case may be, the making, funding or maintaining of such Advances through such other lending office, foreign branch or Affiliate (or international banking facility created by such Noteholder or Investor) would not in any material respect be disadvantageous to such Noteholder or Investor, contrary to such Noteholder's or Investor's normal banking practices or violate any applicable law or regulation. No change by a Noteholder or Investor in its Domestic Office or LIBOR Office made for such Noteholder's or Investor's convenience shall result in any increased cost to Lessor. Lessor shall not be obligated to compensate any Noteholder or Investor for the amount of any additional amount pursuant to SECTIONS 4.1, 4.3, or 4.6 accruing prior to the date which is 90 days before the date on which such Noteholder or Investor first notifies Lessor that it intends to claim such compensation; it being understood that the calculation of the actual amounts may not be possible within such period and that such Noteholder or Investor may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting Lessor's payment obligation thereunder. If any Noteholder or Investor demands compensation pursuant to SECTIONS 4.1, 4.3, or 4.6 with respect to any LIBO Rate Advance, Lessor may, at any time upon at least one
(1) Business Days' prior notice to such Noteholder or Investor through Agent, elect to convert such Advance into a Base Rate Advance. Thereafter, unless and until such Noteholder or Investor, as the case may be, notifies Lessor that the circumstances giving rise to such notice no longer apply, all such LIBO Rate Advances by such Noteholder or Investor shall bear interest as Base Rate Advances, notwithstanding any prior election by Lessor to the contrary. If such Noteholder or Investor notifies Lessor that the circumstances giving rise to such notice no longer apply, Lessor may elect that the principal amount of each such Advance again bear interest as LIBO
Rate Advances in accordance with this Agreement, on the first day of the next succeeding Interest Period applicable to the related LIBO Rate Advances of other Noteholders or Investors, as the case may be. Additionally, Lessor may, at its option, upon at least five (5) Business Days' prior notice to such Noteholder or Investor, elect to prepay in full, without premium or penalty, such Noteholder's or Investor's affected LIBO Rate Advances. If Lessor elects to prepay any Advances pursuant to this SECTION 4.4, Lessor shall pay within ten (10) Business Days after written demand any additional increased costs of such Noteholder or Investor accruing for the period prior to such date of prepayment. If such conversion or prepayment is made on a day other than the last day of the current Interest Period for such affected LIBO Rate Advances, such Noteholder or Investor shall be entitled to make a request for, and Lessor shall pay, compensation under
SECTION 4.5.

         4.5 FUNDING LOSSES. In the event any Noteholder or Investor shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Noteholder or Investor to make, continue or maintain any portion of the principal amount of any Advance as, or to convert any portion of the principal amount of any Advance into, a LIBO Rate Advance) as a result of:

                  (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Advances on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.16 hereof, or otherwise;

                  (b) Lessor's failure to borrow or prepay any LIBO Rate Advances in accordance with the Advance Request or the notice of prepayment therefor delivered under SECTION 3.16 hereof; or

                  (c) any Advances not being continued as, or converted into, LIBO Rate Advances in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Noteholder or Investor to Lessor (with a copy to Agent), Lessor shall, within ten (10) Business Days of its receipt thereof, pay directly to such Noteholder or Investor such amount as will (in the reasonable determination of such Noteholder or Investor) reimburse such Noteholder or Investor for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall be binding on Lessor absent manifest error.

         4.6 INCREASED CAPITAL COSTS. If after the date hereof any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any applicable law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects the amount of capital required to be maintained by any Noteholder or Investor, as the case may be, and such Noteholder or Investor reasonably determines that the rate of return on its capital as a consequence of the Advances made by such Noteholder or Investor is reduced in a material amount to a level below that which such Noteholder or Investor could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Noteholder or Investor to Lessor, Lessor shall pay within ten (10) Business Days after such demand directly to such Noteholder or Investor additional amounts sufficient to compensate such Noteholder or Investor for such reduction in rate of return. A state ment of such Noteholder or Investor as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall be binding on Lessor absent manifest error.

         4.7 TAXES. (a) All payments by Lessor of principal of, and interest on, the Advances and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any governmental or taxing authority, but excluding franchise taxes or taxes imposed on or measured by any Noteholder's or Investor's net income, as the case may be, in each case, imposed as a result of a connection between such Noteholder or Investor and the jurisdiction imposing the tax (other than a connection arising solely from such Noteholder or Investor having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement), and such Noteholders or Investors will use reasonable efforts to minimize, to the extent possible, any such applicable taxes (such non-excluded items being called "TAXES PAYABLE"). In the event that any withholding or deduction from any payment to be made by Lessor hereunder is required in respect of any Taxes Payable pursuant to any applicable law, rule or regulation, then Lessor will: (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) within 30 days after such payment forward to Agent an official receipt or other documentation satisfactory to Agent evidencing such payment to such authority; and (iii) pay to Agent for the account of the Noteholders or Investors, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by each Noteholder or Investor, as the case may be, will equal the full amount such Noteholder or Investor would have received had no such withholding or deduction been required. Moreover, if any Taxes Payable are directly asserted against Agent, any Noteholder or any Investor with respect to any payment received by Agent or such Noteholder or Investor hereunder, Agent or such Noteholder or Investor may pay such Taxes Payable and, upon receipt of notice from Agent or such Noteholder or Investor within 30 days after such payment, Lessor will promptly pay such additional amounts (including any penalties, interest or expenses) as are necessary so that the net amount received by such person after the payment of such Taxes Payable (including any Taxes Payable on such additional amount) shall equal the amount such person would have received had no such Taxes Payable been asserted.

                  (b) If Lessor fails to pay any Taxes Payable when due to the appropriate taxing authority or fails to remit to Agent, for the account of the respective Noteholders or Investors, as the case may be, the required receipts or other required documentary evidence, Lessor shall indemnify the Noteholders or Investors, as the case may be, for any incremental Taxes Payable, interest or penalties that may become payable by any Noteholder or Investor as a result of any such failure. For purposes of this SECTION 4.7, a distribution hereunder by Agent, any Investor or any Noteholder to, or for the account of, any Noteholder or Investor shall be deemed a payment for the account of Lessor.

         (c) Each Noteholder and Investor that is not a United States person as defined in Section 7701(a)(30) of the Code (a "NON-U.S. PARTICIPANT") shall deliver to Lessor and Agent on or before such Non-U.S. Participant becomes a party to this Agreement two accurate and complete copies of either U.S.
Internal Revenue Service Form W-8BEN or Form W-8ECI, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Participant claiming complete exemption from U.S. federal withholding tax on all payments by Lessor under the Basic Documents. In addition, each Non-U.S. Participant shall deliver two new accurate and complete copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI promptly upon the obsolescence or invalidity (either from a lapse in time or a change in circumstance, other than as a result of a change in law, in which case such forms shall only be required upon the request of the Lessor) of any form previously delivered by such Non-U.S. Participant. Each Non-U.S. Participant shall promptly notify Lessor at any time it determines that it is no longer in a position to provide any previously delivered certificate to Lessor (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding anything to the contrary contained in this SECTION 4.7, Lessor shall not be required to increase any such amounts payable to any Non-U.S. Participant with respect to any Taxes Payable (i) that are attributable to such Non-U.S. Participant's failure to comply with the requirements of this
SECTION 4.7(c) or (ii) that are United States withholding taxes imposed on amounts payable to such Noteholder or Investor at the time such Noteholder or Investor becomes a party to this Agreement, except to the extent that such Noteholder's or Investor's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from Lessor with respect to such Taxes Payable pursuant to
SECTION 4.7(a). Notwithstanding any other provision of this SECTION 4.7(c), a Non-U.S. Participant shall not be required to deliver any form pursuant to this SECTION 4.7(c) that such Non-U.S. Participant is not legally able to deliver.

         4.8 COMPUTATIONS. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Advance, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "INTEREST PERIOD" with respect to LIBO Rate Advances) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment. Any change in the Interest Rate or the Yield Rate resulting from a change in the Alternate Base Rate or the LIBO Rate shall become effective as of the opening of business on the day on which such change becomes effective.

         4.9 SHARING OF PAYMENTS. If any Noteholder or Investor shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Advance (other than pursuant to the terms of SECTIONS 4.3, 4.4, 4.5, 4.6 OR 4.7) in excess of its PRO RATA share of payments then or therewith obtained by all Noteholders or Investors, as the case may be, holding Advances of the same tranche and the same type, such Noteholder or Investor shall purchase from the other Noteholders or Investors, as the case may be, such participations in Advances made by them as shall be necessary to cause such purchasing Noteholder or Investor to share the excess payment or other recovery ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Noteholder or Investor, the purchase shall be rescinded and each Noteholder or Investor, as the case may be, which has sold a participation to such purchasing Noteholder or Investor shall repay to such purchasing Noteholder or Investor the purchase price to the ratable extent of such recovery together with an amount equal to such selling Noteholder's or Investor's ratable share (according to the proportion of (a) the amount of such selling Noteholder's or Investor's required repayment to such purchasing Noteholder or Investor to (b) the total amount so recovered from such purchasing Noteholder or Investor) of any interest or other amount paid or payable by such purchasing Noteholder or Investor in respect of the total amount so recovered. Lessor agrees that any Noteholder or Investor, as the case may be, so purchasing a participation from another Noteholder or Investor pursuant to this SECTION 4.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to SECTION 4.10) with respect to such participation as fully as if such Noteholder or Investor were the direct creditor of Lessor in the amount of such participation.

         If under any applicable bankruptcy, insolvency or other similar law, any Noteholder or Investor receives a secured claim in lieu of a setoff to which this SECTION 4.9 applies, such Noteholder or Investor shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Noteholders or Investors, as the case may be, entitled under this SECTION 4.9 to share in the benefits of any recovery on such secured claim.

         4.10 SETOFF. Each Noteholder and Investor shall, upon the occurrence of any Credit Agreement Event of Default described in CLAUSES (a) or (b) of
SECTION 5.1.5 of the Credit Agreement and, upon the occurrence of any Credit Agreement Default described in CLAUSES (c) through (d) of SECTION 5.1.5 of the Credit Agreement with respect to Lessor or, with the consent of the Required Noteholders or Required Investors, as the case may be, upon the occurrence and continuance beyond the expiration of the applicable grace period, if any, of any other Credit Agreement Event of Default, have the right to appropriate and apply to the payment of the monetary Obligations owing to it (whether or not then due), and (as security for such Obligations) Lessor hereby grants to each Noteh older and Investor a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of Lessor then or thereafter maintained with such Noteholder or Investor or any bank controlling such Noteholder or Investor; PROVIDED, HOWEVER, that any such appropriation and application shall be subject to the provisions of
SECTION 4.9.

         Each Noteholder and Investor agrees promptly to notify Lessor and Agent after any such setoff and application made by such Noteholder or Investor; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Noteholder and Investor under this SECTION 4.10 are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Noteholder or Investor may have.

         4.11 REPLACEMENT OF NOTEHOLDER OR INVESTOR. Lessor shall be permitted to replace (with one or more replacement Noteholders or Investors, as the case may be) any Noteholder or Investor which requests reimbursement for amounts owing pursuant to SECTION 4.3, 4.6 or 4.7 or becomes subject to the provisions of SECTION 4.1; PROVIDED that (i) such replacement does not conflict with any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to Lessor, such Investor or such Noteholder or to which Lessor, such Investor or such Noteholder or any of their respective property is subject, (ii) no Credit Agreement Default or Credit Agreement Event of Default shall have occurred and be continuing at the time of such replacement, (iii) Lessor shall repay (or the replacement bank or institution shall purchase, at par) all Advances and other amounts owing to such replaced Noteholder or Investor prior to the date of replacement, (iv) Lessor shall be liable to such replaced Noteholder or Investor under SECTION 4.5 if any LIBO Rate Advance owing to such replaced Noteholder or Investor shall be prepaid (or purchased) other than on the last day of the Interest Period relating thereto, (v) the replacement bank or institution, if not already a Noteholder or Investor, as the case may be, shall be reasonably satisfactory to Agent, (vi) the replaced Noteholder or Investor shall be obligated to make such replacement in accordance with the provisions of SECTION 6.8.1 of the Credit Agreement (provided that Lessor or replacement Noteholder shall be obligated to pay the registration and processing fee) or the provisions of
SECTION 4.07 of the Trust Agreement and SECTION 21.7 of this Agreement, as the case may be, (vii) until such time as such replacement shall be consummated, Lessor shall pay all additional amounts (if any) required pursuant to SECTION 4.1, 4.3, 4.6 or 4.7, as the case may be, and (viii) any such replacement shall not be deemed to be a waiver of any rights which Lessor, Agent, any other Investor or any other Noteholder shall have against the replaced Noteholder or Investor.

SECTION 5.  CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO CLOSING. The obligations of each Noteholder and each Investor to perform its respective obligations hereunder shall be subject to the fulfillment to the satisfaction of, or the waiver in writing by, each Noteholder and Investor of the conditions precedent set forth in this SECTION 5.1 on or before the

Closing Date (except that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

                  (a) BASIC DOCUMENTS. The Noteholders and the Investors shall have received fully executed counterparts of each Basic Document; PROVIDED, HOWEVER, that originals of Notes shall be provided only if requested by any Noteholder.

                  (b) DESCRIPTION OF LEASED EQUIPMENT. Lessee shall have provided to Lessor a detailed description of all Leased Equipment.

                  (c) APPRAISAL. Lessor, the Investors and the Noteholders shall have received an Appraisal of the Leased Equipment in form and substance acceptable to the Noteholders and the Investors, which Appraisal shall contain the following conclusions as of the date of the Appraisal: (i) the remaining economic useful life of the Leased Equipment measured from the date of the Appraisal is greater than 133 1/3% of the Lease Term, (ii) the Fair Market Value of the Leased Equipment on the date of the Appraisal is estimated to be its Purchase Price, (iii) the Fair Market Value of the Leased Equipment at the end of the Lease Term is estimated to be the Lessee Purchase Fixed Price for such Leased Equipment and (iv) at the end of the Lease Term, the use of the Leased Equipment by a Person other than Lessee or an Affiliate, is expected to be feasible.

                  (d) OPINIONS OF COUNSEL. Lessor, the Investors and the Noteholders and their respective counsel shall have received (i) the opinion of Skadden, Arps, Slate, Meagher & Flom, LLP, counsel to Lessee and Guarantor, substantially in the form of EXHIBIT C-1 hereto, (ii) the opinion of Milbank, Tweed, Hadley & McCloy, counsel to the Noteholders, substantially in the form of EXHIBIT C-2 hereto, (iii) the opinion of Richards, Layton & Finger, special counsel to the Trustee, substantially in the form of EXHIBIT C-3 hereto, (iv) the opinion of Sonnenschein, Nath and Rosenthal, special Illinois counsel to the Lessee and Guarantor, substantially in the form of EXHIBIT C-4 hereto, (v) the opinion of Van Ness Feldman, Federal Energy Regulatory Commission counsel to the Lessee and Guarantor, substantially in the form of EXHIBIT C-5 hereto and
(vi) the opinion of Mary Ellen Olson, general counsel to Lessee, Midwest Peaker and Guarantor, substantially in the form of EXHIBIT C-6 hereto.

                  (e) CORPORATE STATUS AND PROCEEDINGS; ACCEPTANCE LETTER. On or before the Closing Date, Lessor shall have received:

                           (i) certificates of existence and good standing with respect to Lessee from the Secretary of State of the State of Delaware and the Guarantor from the Secretary of State of the State of California, each dated no earlier than the 15th day before the Closing Date;

                           (ii) Officer's Certificates of Lessee and Guarantor, substantially in the form of EXHIBIT B-1 hereto, dated the Closing Date;

                           (iii) Secretary's Certificates of Lessee and
         Guarantor, substantially in the form of EXHIBIT B-2, hereto, dated the Closing Date;

                           (iv) a letter from CT Corporation System, accepting its appointment as agent for service of process on the terms and conditions set forth in SECTION 21.16.

                  (f) LESSOR'S AND NOTEHOLDERS' CERTIFICATES. On the Closing Date, each Noteholder and each Investor shall have received:

                           (i) an Officer's Certificate of Lessor, dated the Closing Date, with respect to representations and warranties made by Lessor, and the effectiveness of, and the compliance by Lessor with, the Basic Documents to which Lessor is a party;

                           (ii) an Officer's Certificate of each Noteholder and Investor, dated the Closing Date, with respect to representations and warranties made by such Noteholder or Investor, as the case may be, and the effectiveness of, and the compliance by such Noteholder or Investor, as the case may be, with the Basic Documents to which such Noteholder or Investor is a party;

                           (iii) a certificate of the Secretary or Assistant Secretary of each Noteholder and Investor, dated the Closing Date, with respect to such Noteholder's or Investor's, as the case may be, governing documents, resolutions and incumbent officers; and

                           (iv) a good standing certificate from the appropriate Authority as to Lessor's, each Investor's and each Noteholder's good standing.

                  (g) CONSENTS AND APPROVALS. All necessary consents, approvals and authorizations of, and declarations, registrations and filings with, Authorities and nongovernment Persons required to consummate the transactions contemplated by the Basic Documents (including any consent required from ComEd or any lenders to EME, the Lessee or their Affiliates) shall have been obtained or made by Lessee and Guarantor, in form and substance satisfactory to the Noteholders and Investors and shall be in full force and effect.

                  (h) PAYMENT OF TAXES. All material Taxes payable on or before the Closing Date in connection with the execution, delivery, recording or filing of any of the Basic Documents or with the consummation of any other transactions contemplated hereby or by any of the other Basic Documents shall have been paid in full by Lessee and Guarantor, or arrangement for such payment shall have been made, or appropriate reserves shall have been established in accordance with GAAP.

                  (i) TRANSACTION COSTS. The following legal and other fees, costs and expenses incurred by Lessor, the Investors, the Noteholders, the Agent, the Collateral Agent and the Trustee in connection with the consummation of the transactions contemplated by the Basic Documents, and the preparation, negotiation, execution and delivery of the Basic Documents (collectively, the "TRANSACTION COSTS") shall have been paid in full to the extent then due: (i) reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special counsel to the Noteholders; (ii) reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Guarantor, Lessee and Midwest Peaker; (iii) Appraisal fees and reasonable expenses; (iv) all search fees, recording fees, filing fees and search costs incurred in connection with lien searches and the filing of UCC financing statements; (v) the Closing Fee and the Agency Fee; (vi) any up-front fees and expenses of the Agent, Collateral Agent and Trustee; and (vii) all reasonable fees, costs and expenses of Lessor. Such payments shall be made by wire transfer of immediately available funds to the accounts specified by the parties receiving such payments.

                  (j) PROCEEDINGS SATISFACTORY, ETC. All proceedings taken in connection with the Advances and all documents relating thereto shall be reasonably satisfactory to each Noteholder and Investor, and each such Person shall have received copies of such documents as such Person may reasonably request in connection therewith, all in form and substance reasonably satisfactory to such Noteholder or Investor.

                  (k) CORPORATE PROCEEDINGS OF THE TRUST COMPANY. On the Closing Date, the Investors, the Noteholders and Lessee shall have received a copy of the resolutions, in form and substance satisfactory to such parties in the form of a secretary's certificate of the Trust Company authorizing the execution, delivery and performance of the Basic Documents to which it is a party


                  (l) TRUST COMPANY INCUMBENCY CERTIFICATES. On the Closing Date, each Investor, each Noteholder and Lessee shall have received a certificate of the Trust Company, dated the Closing Date, as to the incumbency and signature of the officers of the Trust Company executing any Basic Document, satisfactory in form and substance to each Investor, each Noteholder and Lessee, executed by any Authorized Representative of the Trust Company.

                  (m) ADVANCE REQUEST. Lessee shall have delivered to Lessor, not later than three (3) Business Days prior to the Closing Date and not earlier than five (5) Business Days prior to the Closing Date, the Advance Request.

                  (n) ACCEPTANCE CERTIFICATE. Lessee shall have inspected to its satisfaction and accepted the Leased Equipment by delivering to Lessor the Acceptance Certificate.

                  (o) INSURANCE. Lessor, each Noteholder and each Investor shall have received evidence confirming that insurance complying with SECTION 11.2 of the Lease is in full force and effect, and there shall be no past due premiums in respect of such insurance.

                  (p) FINANCING STATEMENTS. Such UCC financing statements shall have been prepared for filing as, in the reasonable opinion of counsel for the Lessor, each Noteholder and each Investor, are necessary or desirable to perfect the security interests created by, or pursuant to, the Basic Documents.

                  (q) FINANCIAL STATEMENTS. The Agent shall have received the audited consolidated financial statements of the Guarantor for the 1999 Fiscal Year and the unaudited consolidated financial statements of the Guarantor for the Fiscal Quarter ended March 31, 2000.

                  (r) GUARANTOR'S RATING. Each Noteholder and each Investor shall have received evidence that the Guarantor's Debt Rating is BBB+ or Baa2 or better from S&P and Moody's, respectively.

                  (s) LITIGATION. There shall not be any actions, suits or proceedings pending, or to the knowledge of the Lessee or the Guarantor, threatened, with respect to the Lessee, the Guarantor, the Leased Equipment, the Basic Documents or the transactions contemplated by the Basic Documents (i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, the other Basic Documents or the transactions contemplated hereby or thereby or
(ii) that question or challenge the validity of the Basic Documents or the rights or remedies of the Lessor, any Noteholder, any Investor, the Trustee, the Collateral Agent or the Agent with respect to the obligations of the Lessee, the Guarantor or the Lessor under any Basic Document, the Leased Equipment or the Lessee Collateral under the Basic Documents.

                  (t) LESSOR ACCOUNT. The Lessor shall have established the Lessor Account.

SECTION 6.  INDEMNITIES.

         6.1      GUARANTOR GENERAL INDEMNITY.

                  (a) CLAIMS INDEMNIFIED. Subject to the exclusions stated in paragraph (b) below, Guarantor agrees to indemnify, protect, defend and hold harmless on an After-Tax Basis, and does hereby indemnify each Indemnitee against any and all Claims imposed on, incurred or suffered by or asserted against such

Indemnitee in any way relating to or resulting from or arising out of or attributable to:

                           (i) the purchase, acceptance, rejection, maintenance, possession, use, operation, return, disposition, delivery or condition of, or improvement to, the Leased Equipment or any part thereof or any interest therein;

                           (ii) the Lease, the Guaranty or any other Basic Document, the execution or delivery thereof or the performance, enforcement, attempted enforcement or amendment, supplement or modification of any terms thereof, or the transactions contemplated thereby or resulting therefrom;

                           (iii) the reasonable costs and expenses of any Indemnitee in connection with amendments or supplements to the Basic Documents requested or consented to by Lessee or required or necessary as a result of a Lease Event of Default;

                           (iv) the non-performance or breach by Lessee or Guarantor of any obligation contained in this Agreement or any other Basic Document or the falsity or inaccuracy of any representation, warranty or obligation of Lessee or Guarantor contained in this Agreement or any other Basic Document;

                           (v) the imposition of any Lien other than, with respect to a particular Indemnitee (or a Related Party), a Lien arising by or through such Indemnitee that is prohibited by the terms of this Agreement or any other Basic Document;

                           (vi) any violation by, or liability relating to, the Lessee of, or under, any Applicable Law, whether now or hereafter in effect (other than any Environmental Law), or any action of any Governmental Authority or other Person taken with respect to the Leased Equipment, the Basic Documents or the interest of any Indemnitee under the Basic Documents;

                           (vii) the continuing fees (if any) and expenses of the Lessor and the Trustee (including the reasonable compensation and expenses of their counsel, accountants and other professional persons) arising out of the Lessor's or Trustee's discharge of their respective duties under or in connection with the Basic Documents;

                           (viii) the continuing fees (if any) and expenses of the Agent, the Collateral Agent, the Depositary Bank, the Noteholders and the Investors (including the reasonable compensation and expenses of their counsel, accountants and other professional persons) arising out of the discharge of their respective duties under or in connection with the Basic Documents;

                           (ix) the payment of any amount, the incurrence of any liability or the performance of any obligation by, or the setoff against any accounts or moneys of, the Lessor pursuant to SECTION 4.3,
         Section 4.5, SECTION 4.6 and SECTION 4.10; and

                           (x) in any other way relating to the transactions contemplated by the Basic Documents.

                  (b) CLAIMS EXCLUDED. Any Claim, to the extent relating to or resulting from or arising out of or attributable to any of the following, is excluded from Guarantor's agreement to indemnify any Indemnitee under this
SECTION 6.1:

                           (i) acts, omissions or events occurring after expiration or other termination of the Lease and, where required by the Lease, return of the Leased Equipment to Lessor or its designee in compliance with the provisions of the Lease (other than Claims arising under SECTION 6.1(a)(ii) relating directly or indirectly to the ComEd Consent);

                           (ii) with respect to a particular Indemnitee and Related Parties, any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of (a) in the case of any Investor, of any of its interest in Lessor, or (b) in the case of Lessor, and if such action is taken at the written direction of any Investor, the Investor and Related Parties, of all or any of Lessor's interest in the Leased Equipment, or (c) in the case of the Noteholders, all or any of the Noteholders' interest in the Notes, unless such transfer is required by the terms of the Basic Documents or occurs in connection with the exercise of remedies during a Lease Event of Default;

                           (iii) with respect to any Indemnitee and Related Parties, any Claim attributable to the gross negligence or willful misconduct of the Indemnitee seeking indemnification or a Related Party of such Indemnitee;

                           (iv) as to any Indemnitee, any Claim to the extent attributable to the noncompliance of such Indemnitee or a Related Party, with any of the terms of, or any misrepresentation or breach of warranty by such Indemnitee contained in any Basic Document or any breach by such Indemnitee or a Related Party of any covenant contained in any Basic Document attributable to such Indemnitee or Related Party, unless attributable to the Lessee or the breach by another Person of its obligations under the Basic Documents or imputed to the Indemnitee;

                           (v) with respect to Agent, any Claim arising from a Lessor Lien attributable to it;

                           (vi) any Claim relating to the payment of any amount to the extent such Indemnitee or a Related Party has expressly agreed in any Basic Document to pay such amount without a right of reimbursement;

                           (vii) any Claim that is a Tax, or is a cost of contesting a Tax, whether or not Guarantor is required to indemnify therefor pursuant to SECTION 6.3;

                           (viii) any failure on the part of the Trustee to distribute in accordance with the Trust Agreement any amounts received by it under the Basic Documents and distributable by it thereunder;

                           (ix) any Claim relating to the costs and expenses of any Indemnitee in connection with any amendments or supplements to the Basic Documents requested by such Indemnitee or a Related Party if such amendment or supplement is not required by the Basic Documents;

                           (x) any Claim, under any theory of law, with respect to any actual or potential environmental liability, including but not limited to, any actual or potential liability arising under or related to Environmental

         Laws or Hazardous Materials, whether past, present or future, from the ownership, operation or use of the Leased Equipment;

                           (xi) any Claim that constitutes principal and/or interest on the Notes or Yield on the Investor Contributions; and

                           (xii) any Claim arising out of obligations expressly assumed by the Indemnitee seeking indemnification or a Related Party thereof;

PROVIDED that the terms "omission," "gross negligence" and "willful misconduct," when applied with respect to any Indemnitee or any Affiliate of any thereof, shall not include any liability imputed as a matter of law to such Indemnitee solely by reason of such entity's interest in the Leased Equipment or such Indemnitee's failure to act in respect of matters which are or were the obligation of Lessee or Guarantor under this Agreement or any other Basic Document.

                  (c) INSURED CLAIMS. Subject to the provisions of paragraph
(e) of this SECTION 6.1, in the case of any Claim indemnified by Guarantor hereunder which is covered by a policy of insurance maintained by Guarantor, each Indemnitee agrees, unless it and each other Indemnitee shall waive its rights to indemnification (for itself and each Related Party thereto) in a manner reasonably acceptable to Guarantor, to cooperate, at the sole cost and expense of Guarantor, with insurers in exercise of their rights to investigate, defend or compromise such Claim.

                  (d) CLAIMS PROCEDURE. Each Indemnitee shall promptly after such Indemnitee shall have actual knowledge thereof notify Guarantor in writing of any Claim as to which indemnification is sought; PROVIDED, that the failure so to notify Guarantor shall not reduce or affect Guarantor's liability which it may have to such Indemnitee under this SECTION 6.1. Any amount payable to any Indemnitee pursuant to this SECTION 6.1 shall be paid within fifteen (15) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of such Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnitee were such a party. The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind without the execution of an appropri ate confidentiality agreement. Promptly after Guarantor receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Guarantor shall notify such Indemnitee in writing whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnitee. Guarantor shall have the right to investigate and so long as no Lease Event of Default shall have occurred and be continuing, Guarantor shall have the right in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this SECTION 6.1 which Guarantor acknowledges in writing to the applicable Indemnitee is subject to indemnification hereunder; PROVIDED that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Leased Equipment or the impairment of the Leased Equipment in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Indemnitee; PROVIDED, FURTHER, that no Claim shall be compromised by Guarantor on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Indemnitee without the express written consent of such Indemnitee; and PROVIDED, FURTHER, that to the extent that other Claims unrelated to the transactions contemplated by the Basic Documents are part of the same proceeding involving such Claim, Guarantor may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Indemnitee agrees to use reasonable efforts to obtain such a severance). If Guarantor elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it and reasonably satisfactory to such Indemnitee. Upon Guarantor's election to compromise or defend such asserted liability and prompt notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at Guarantor's expense with all reasonable requests of Guarantor in connection therewith and will provide Guarantor with all information not within the control of Guarantor as is reasonably available to such Indemnitee which Guarantor may reasonably request; PROVIDED, HOWEVER, that such Indemnitee shall not, unless otherwise required by Applicable Law, be obligated to disclose to Guarantor or any other Person, or permit Guarantor or any other Person to examine (i) any income tax returns of the Investors or (ii) any confidential information or pricing information not generally accessible by the public possessed by the Investors (and, in the event that any such information is made available, Guarantor shall treat such information as confidential and shall take all actions reasonably requested by such Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treatment of such information from all such parties). Where

Guarantor, or the insurers under a policy of insurance maintained by Guarantor, undertake the defense of such Indemnitee with respect to a Claim (with counsel reasonably satisfactory to each such Person such Indemnitee and without reservation of rights against such Indemnitee), no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Guarantor or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Guarantor pursuant to the preceding provisions, but only to the extent that such party's participation does not in the reasonable opinion of counsel to Guarantor interfere with such control; PROVIDED, HOWEVER, that such party's participation does not constitute a waiver of the indemnification provided in this SECTION 6.1; PROVIDED, FURTHER, that if and to the extent that (i) such Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs Guarantor that such Indemnitee desires to be represented by separate counsel, such Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such defense (including, without limitation, the reasonable fees and expenses of such separate counsel) shall be borne by Guarantor. So long as no Lease Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Guarantor unless (i) the Indemnitee waives its rights to indemnification hereunder or (ii) Guarantor has not acknowledged its indemnity obligation with respect thereto and there is a significant risk that a default judgment will be entered against such Indemnitee. Nothing contained in this SECTION 6.1(d) shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  (e) SUBROGATION. To the extent that a Claim indemnified by Guarantor under this SECTION 6.1 is in fact paid in full by Guarantor or an insurer under an insurance policy maintained by Guarantor, Guarantor (so long as no Lease Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Guarantor hereunder, it shall promptly pay over to Guarantor the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (ii) the amount Guarantor or any of its insurers has paid in respect of such Claim; PROVIDED that, so long as a Lease Event of Default shall have occurred and is continuing such amount may be held by Lessor as security for Lessee's or Guarantor's obligations under the Lease and the other Basic Documents.

         Any Person seeking indemnity under this SECTION 6.1 who is not a party to this Agreement shall agree to the terms and conditions set forth in this
SECTION 6.1 as a condition to making any such claim for indemnity under this
SECTION 6.1.

         6.2      LESSEE GENERAL INDEMNITY.

                  (a) CLAIMS INDEMNIFIED. Subject to the exclusions stated in paragraph (b) below, Lessee agrees to indemnify, protect, defend and hold harmless on an After-Tax Basis, and does hereby indemnify each Lessee Indemnitee against any and all Claims imposed on, incurred or suffered by or asserted against such Indemnitee in any way relating to or resulting from or arising out of or attributable to:

                           (i) the purchase, acceptance, rejection, maintenance, possession, use, operation, return, disposition, delivery or condition of, or improvement to, the Leased Equipment or any part thereof or any interest therein;

                           (ii) the Lease, the Guaranty or any other Basic Document, the execution or delivery thereof or the performance, enforcement, attempted enforcement or amendment, supplement or modification of any terms thereof, or the transactions contemplated thereby or resulting therefrom;

                           (iii) the reasonable costs and expenses of any Lessee Indemnitee in connection with amendments or supplements to the Basic Documents requested or consented to by Lessee or required or necessary as a result of an Event of Default;

                           (iv) the non-performance or breach by Lessee or Guarantor of any obligation contained in this Agreement or any other Basic Document or the falsity or inaccuracy of any representation, warranty or obligation of Lessee or Guarantor contained in this Agreement or any other Basic Document;

                           (v) the imposition of any Lien other than, with respect to a particular Indemnitee (or a Related Party), a Lien arising by or through such Indemnitee that is prohibited by the terms of this Agreement or any other Basic Document;

                           (vi) any violation by, or liability relating to, the Lessee of, or under, any Applicable Law, whether now or hereafter in effect (other than any Environmental Law), or any action of any Governmental Authority or other Person taken with respect to the Leased Equipment, the Basic Documents or the interest of any Indemnitee under the Basic Documents;

                           (vii) the continuing fees (if any) and expenses of the Lessor and the Trustee (including the reasonable compensation and expenses of their counsel, accountants and other professional persons) arising out of the Lessor's or Trustee's discharge of their respective duties under or in connection with the Basic Documents;

                           (viii) the continuing fees (if any) and expenses of the Agent, the Collateral Agent, the Depositary Bank, the Noteholders and the Investors (including the reasonable compensation and expenses of their counsel, accountants and other professional persons) arising out of the discharge of their respective duties under or in connection with the Basic Documents;

                           (ix) the payment of any amount, the incurrence of any liability or the performance of any obligation by, or the setoff against any accounts or moneys of, the Lessor pursuant to SECTION 4.3,
         Section 4.5, SECTION 4.6 and SECTION 4.10; and

                           (x) in any other way relating to the transactions contemplated by the Basic Documents.

                  (b) CLAIMS EXCLUDED. Any Claim, to the extent relating to or resulting from or arising out of or attributable to any of the following, is excluded from Lessee's agreement to indemnify any Lessee Indemnitee under this
SECTION 6.2:

                           (i) acts, omissions or events occurring after expiration or other termination of the Lease and, where required by the Lease, return of the Leased Equipment to Lessor or its designee in compliance with the provisions of the Lease (other than Claims arising under SECTION 6.2(a)(ii) relating directly or indirectly to the ComEd Consent);

                           (ii) with respect to a particular Lessee Indemnitee and Related Parties, any offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of (a) in the case of any Investor, of any of its interest in Lessor, or (b) in the case of Lessor, and if such action is taken at the written direction of any Investor, the Investor and Related Parties, of all or any of Lessor's interest in the Leased Equipment, or (c) in the case of the Noteholders, all or any of the Noteholders' interest in the Notes, unless such transfer is required by the terms of the Basic Documents or occurs in connection with the exercise of remedies during an Event of Default;

                           (iii) with respect to any Lessee Indemnitee and Related Parties, any Claim attributable to the gross negligence or willful misconduct of the Lessee Indemnitee seeking indemnification or a Related Party of such Lessee Indemnitee;

                           (iv) as to any Lessee Indemnitee, any Claim attributable to the noncompliance of such Lessee Indemnitee or a Related Party, with any of the terms of, or any misrepresentation or breach of warranty by such Lessee Indemnitee contained in any Basic Document or any breach by such Lessee Indemnitee or a Related Party of any covenant contained in any Basic Document attributable to such Lessee Indemnitee or Related Party, unless attributable to the Lessee or the breach by another Person of its obligations under the Basic Documents or imputed to the Lessee Indemnitee;

                           (v) with respect to Agent, any Claim arising from a Lessor Lien attributable to it;

                           (vi) any Claim relating to the payment of any amount to the extent such Lessee Indemnitee or a Related Party has expressly agreed in any Basic Document to pay such amount without a right of reimbursement;

                           (vii) any Claim that is a Tax, or is a cost of contesting a Tax, whether or not Guarantor is required to indemnify therefor pursuant to SECTION 6.3;

                           (viii) any failure on the part of the Trustee to distribute in accordance with the Trust Agreement any amounts received by it under the Basic Documents and distributable by it thereunder;

                           (ix) any Claim relating to the costs and expenses of any Lessee Indemnitee in connection with any amendments or supplements to the Basic Documents requested by such Lessee Indemnitee or a Related Party if such amendment or supplement is not required by the Basic Documents;

                           (x) any Claim that constitutes principal and/or interest on the Notes or Yield on the Investor Contributions; and

                           (xi) any Claim arising out of obligations expressly assumed by the Lessee Indemnitee seeking indemnification or a Related Party thereof;

PROVIDED that the terms "omission," "gross negligence" and "willful misconduct," when applied with respect to any Lessee Indemnitee or any Affiliate of any thereof, shall not include any liability imputed as a matter of law to such Lessee Indemnitee solely by reason of such entity's interest in the Leased Equipment or such Lessee Indemnitee's failure to act in respect of matters which are or were the obligation of Lessee or Guarantor under this Agreement or any other Basic Document.

                  (c) INSURED CLAIMS. Subject to the provisions of paragraph (e) of this SECTION 6.2, in the case of any Claim indemnified by Lessee hereunder which is covered by a policy of insurance maintained by Lessee, each Lessee Indemnitee agrees, unless it and each other Lessee Indemnitee shall waive its rights to indemnification (for itself and each Related Party thereto) in a manner reasonably acceptable to Lessee, to cooperate, at the sole cost and expense of Lessee, with insurers in exercise of their rights to investigate, defend or compromise such Claim.

                  (d) CLAIMS PROCEDURE. Each Lessee Indemnitee shall promptly after such Lessee Indemnitee shall have actual knowledge thereof notify Lessee in writing of any Claim as to which indemnification is sought; PROVIDED, that the failure so to notify Lessee shall not reduce or affect Lessee's liability which it may have to such Lessee Indemnitee under this SECTION 6.2. Any amount payable to any Lessee Indemnitee pursuant to this SECTION 6.2 shall be paid within fifteen (15) days after receipt of such written demand therefor from such Lessee Indemnitee, accompanied by a certificate of such Lessee Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Lessee Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Lessee Indemnitee were such a party. The foregoing shall not, however, constitute an obligation to disclose confidential information of any kind without the execution of an appropriate confidentiality agreement. Promptly after Lessee receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Lessee shall notify such Lessee Indemnitee in writing whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Lessee Indemnitee. Lessee shall have the right to investigate and so long as no Event of Default shall have occurred and be continuing, Lessee shall have the right in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this SECTION 6.2 which Lessee acknowledges in writing to the applicable Lessee Indemnitee is subject to indemnification hereunder; PROVIDED that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Leased Equipment or the impairment of the Leased Equipment in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Lessee Indemnitee; PROVIDED, FURTHER, that no Claim shall be compromised by Lessee on a basis that admits any criminal violation or gross negligence or willful misconduct on the part of such Lessee Indemnitee without the express written consent of such Lessee Indemnitee; and PROVIDED, FURTHER, that to the extent that other Claims unrelated to the transactions contemplated by the Basic Documents are part of the same proceeding involving such Claim, Lessee may assume responsibility for the contest or compromise of such Claim only if the same may be and is severed from such other Claims (and each Lessee Indemnitee agrees to use reasonable efforts to obtain such a severance). If

Lessee elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it and reasonably satisfactory to such Lessee Indemnitee. Upon Lessee's election to compromise or defend such asserted liability and prompt notification to such Lessee Indemnitee of its intent to do so, such Lessee Indemnitee shall cooperate at Lessee's expense with all reasonable requests of Lessee in connection therewith and will provide Lessee with all information not within the control of Lessee as is reasonably available to such Lessee Indemnitee which Lessee may reasonably request; PROVIDED, HOWEVER, that such Lessee Indemnitee shall not, unless otherwise required by Applicable Law, be obligated to disclose to Lessee or any other Person, or permit Lessee or any other Person to examine (i) any income tax returns of the Investors or (ii) any confidential information or pricing information not generally accessible by the public possessed by the Investors (and, in the event that any such information is made available, Lessee shall treat such information as confidential and shall take all actions reasonably requested by such Lessee Indemnitee for purposes of obtaining a stipulation from all parties to the related proceeding providing for the confidential treat ment of such information from all such parties). Where Lessee, or the insurers under a policy of insurance maintained by Lessee, undertake the defense of such Lessee Indemnitee with respect to a Claim (with counsel reasonably satisfactory to each such Person such Lessee Indemnitee and without reservation of rights against such Lessee Indemnitee), no additional legal fees or expenses of such Lessee Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Lessee or such insurers. Notwithstanding the foregoing, an Lessee Indemnitee may participate at its own expense in any judicial proceeding controlled by Lessee pursuant to the preceding provisions, but only to the extent that such party's participation does not in the reasonable opinion of counsel to Lessee interfere with such control; PROVIDED, HOWEVER, that such party's participation does not constitute a waiver of the indemnification provided in this SECTION 6.2; PROVIDED, FURTHER, that if and to the extent that (i) such Lessee Indemnitee is advised by counsel that an actual or potential conflict of interest exists where it is advisable for such Lessee Indemnitee to be represented by separate counsel or (ii) there is a risk that such Lessee Indemnitee may be indicted or otherwise charged in a criminal complaint and such Lessee Indemnitee informs Lessee that such Lessee Indemnitee desires to be represented by separate counsel, such Lessee Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such defense (including, without limitation, the reasonable fees and expenses of such separate counsel) shall be borne by Lessee.

So long as no Lease Event of Default shall have occurred and be continuing, no Lessee Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Lessee unless (i) the Lessee Indemnitee waives its rights to indemnification hereunder or (ii) Lessee has not acknowledged its indemnity obligation with respect thereto and there is a significant risk that a default judgment will be entered against such Lessee Indemnitee. Nothing contained in this SECTION 6.2(e) shall be deemed to require an Lessee Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

                  (e) SUBROGATION. To the extent that a Claim indemnified by Lessee under this SECTION 6.2 is in fact paid in full by Lessee or an insurer under an insurance policy maintained by Lessee, Lessee (so long as no Event of Default shall have occurred and be continuing) or such insurer shall be subrogated to the rights and remedies of the Lessee Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Lessee Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Lessee Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Lessee hereunder, it shall promptly pay over to Lessee the lesser of (i) the amount refunded reduced by the amount of any Tax incurred by reason of the receipt or accrual of such refund and increased by the amount of any Tax (but not in excess of the amount of such reduction) saved as a result of such payment or (ii) the amount Lessee or any of its insurers has paid in respect of such Claim; PROVIDED that, so long as a Lease Event of Default shall have occurred and is continuing such amount may be held by Lessor as security for Lessee's obligations under the Lease and the other Basic Documents.

         Any Person seeking indemnity under this SECTION 6.2 who is not a party to this Agreement shall agree to the terms and conditions set forth in this
SECTION 6.2 as a condition to making any such claim for indemnity under this
SECTION 6.2.

         6.3      GENERAL TAX INDEMNITY.

                  (a) INDEMNITY. Except as provided in paragraph (b), Guarantor agrees to indemnify on an After-Tax Basis each Indemnitee and to hold each Indemnitee harmless from and to defend each Indemnitee against all Taxes that are imposed upon any Indemnitee or the Leased Equipment or upon any Basic Document or interest therein, arising out of, in connection with or relating to, any of the following:

                           (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, use, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, purchase, sale or other disposition, insuring, sublease, or other use or non-use of the Leased Equipment or any part thereof;

                           (ii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, the Leased Equipment or any part or any component thereof, or any interest therein;

                           (iii) the Lease, the execution or delivery thereof, or the performance, enforcement or amendment of any terms thereof; or

                           (iv)     the payment or receipt of Rent;

                           (v) the structuring of this transaction in the manner contemplated herein and in the other Basic Documents rather than as a direct loan between the Noteholders and Lessee; or

                           (vi) otherwise in connection with the transactions contemplated by the Basic Documents.

                  (b) EXCLUDED TAXES. The indemnity provided for in paragraph (a) above shall not extend to any of the following Taxes (the "EXCLUDED TAXES"):

                           (i) Taxes imposed on, based on or measured by gross or net income or receipts or capital or net worth of the Indemnitee (other than sales, use, property, ad valorem, rental, stamp, transfer, excise, license and value added taxes, and other than income or franchise tax imposed by the State in which the Leased Equipment or any part or component thereof is located upon an Indemnitee or its Affiliates under the law of the State in which the Leased Equipment is located;

                           (ii) Taxes attributable to any period after expiration or other termination of the Lease; PROVIDED that this clause
         (ii) shall not apply with respect to any payments arising prior to the expiration or other termination of the Lease but which are paid after such period;

                           (iii) Taxes imposed on an Indemnitee attributable to the gross negligence or willful misconduct of such Indemnitee or any Related Party of such Indemnitee;

                           (iv) Taxes in the nature of capital gain, accumulated earnings, personal holding company, excess profits, succession or estate, minimum, alternative minimum, preference, franchise, conduct of business and other similar taxes (other than franchise tax imposed by the State in which the Leased Equipment or any part or component thereof is located upon an Indemnitee or its Affiliates under the law of the State in which the Leased Equipment is located;

                           (v) Taxes imposed on an Indemnitee that arise out of, or are caused by, any act or omission of such Indemnitee (or any Related Party thereof) that is expressly prohibited by any Basic Document or by a breach by such Indemnitee (or any Related Party thereof) of any of its representations, warranties or covenants under any Basic Document;

                           (vi) Taxes arising out of, or caused by, any voluntary assignment, sale, transfer or other voluntary disposition, or any involuntary transfer or disposition resulting from a bankruptcy or similar proceeding for relief of debtors in which such Indemnitee is a debtor, by (or a foreclosure by a creditor of) Lessor, unless such transfer or disposition occurs during the continuance of a Lease Event of Default;

                           (vii) Taxes imposed on any assignee or
         successor-in-interest to an Indemnitee to the extent any such Taxes exceed the Taxes that would have been imposed had no assignment or transfer taken place determined under the law as in effect on the date of transfer; PROVIDED that this exclusion shall not apply to the computation of the gross-up amounts necessary to make a payment on an After-Tax Basis, nor to a transferee, assignee or successor in interest that acquires the interest of an Indemnitee pursuant to a transfer or disposition during the continuance of a Lease Event of Default;

                           (viii) Taxes that are included as a part of Transaction Costs;

                           (ix) Taxes imposed on, based on, or measured by any compensation that any Trustee receives for its services;

                           (x) Taxes imposed on the Lessor or Owner Participant resulting from Lessor not being treated as a grantor trust or a nonentity for federal, state or local income tax purposes;

                           (xi) Taxes attributable to the failure of the Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters; PROVIDED that the foregoing exclusion shall only apply if such Indemnitee is eligible and obligated to comply with such requirement and shall have been given timely written notice of such requirement by Guarantor, however, such written notice shall not be required with respect to the certification, information, documentation and reporting requirements of SECTION 4.7(c) and SECTION 6.6;

                           (xii) Taxes imposed on an Indemnitee to the extent that the Indemnitee's breach of its contest obligations under SECTION
         6.4 effectively precludes Lessee's ability to contest the Taxes;

                           (xiii) Taxes imposed on any Indemnitee resulting from an amendment, modification, supplement or waiver to any Basic Document which was not requested by Lessee or Guarantor or to which Lessee or Guarantor is not a party and the Indemnitee (or, in the case of the Contributor, Lessor, if acting at the express direction of the Contributor) is a party;

                           (xiv) Taxes imposed under Section 4975 of the Code,
         Section 406 of ERISA or any comparable laws of any governmental authority to the extent resulting from action by such Indemnitee;

                           (xv) Taxes imposed to the extent such Taxes result from the Indemnitee (and in the case of Lessor, only if acting at the written direction of the Contributor) being organized under the laws of a jurisdiction other than the United States or any State thereof;

                           (xvi) Any Taxes imposed on an Indemnitee to the extent that such taxes would not have been imposed but for the activities of such Indemnitee unrelated to the transactions contemplated hereby;

                           (xvii) Taxes imposed on an Indemnitee in the nature of interest, penalties, fines and additions to tax (i) payable as a result of such Indemnitee's failure to file, in a procedurally proper manner and on a timely basis, any tax reports, returns or statements as to which Lessee has timely notified such Indemnitee in writing of the requirement to file, unless such failure is otherwise caused by the failure of Lessee to fulfill its obligations, if any, with respect to such return (including provision of information sufficient to enable such Indemnitee to file such report, return or statement), or (ii) to the extent not attributable to or resulting from Taxes for which an indem nity is provided hereunder; and

                           (xviii) Taxes for as long as such Taxes are being contested pursuant to the contest provisions contained in SECTION 6.3(g).

                  (c) PAYMENT. Each payment required to be made by Guarantor to an Indemnitee pursuant to this SECTION 6.3 shall be paid either
(i) when due directly to the applicable taxing authority by Guarantor if it is permitted to do so, or (ii) where direct payment is not permitted and with respect to gross up amounts in immediately available funds to such Indemnitee by the latest of (A) fifteen (15) days following Guarantor's receipt of the Indemnitee's written demand for the payment (which demand shall be accompanied by a statement of the Indemnitee describing in reasonable detail the Taxes for which the Indemnitee is demanding indemnity and the computation of such Taxes),
(B) in the case of amounts which are being contested pursuant to such paragraph
(g), fifteen (15) days following the time and in accordance with a final determination of such contest or (C) in the case of any indemnity demand for which Guarantor has requested review and determination pursuant to paragraph below, the completion of such review and determination, but in no event later than the date which is three (3) Business Days prior to the date payment of such Taxes is due. Any amount payable to Guarantor pursuant to paragraph (e) or (f) below shall be paid within fifteen (15) days after the Indemnitee realizes a Tax Benefit (as defined below) giving rise to a payment under paragraph (e) or receives a refund or credit giving rise to a payment under paragraph (f), as the case may be, and shall be accompanied by a statement of the Indemnitee computing in reasonable detail the amount of such payment. Upon the final determination of any contest pursuant to paragraph (g) below in respect of any Taxes for which Guarantor has made a Tax Advance (as defined below), the amount of Guarantor's obligation under paragraph (a) above shall be determined as if such Tax Advance had not been made. Any obligation of Guarantor under this SECTION 6.3 and the Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within ten (10) days of such final determination.

                  (d) INDEPENDENT EXAMINATION. Within fifteen (15) days after Guarantor receives any computation from the Indemnitee, Guarantor may request in writing that an independent public accounting firm selected by the Indemnitee and reasonably acceptable to Guarantor review and determine on a confidential basis the amount of any indemnity payment by Guarantor to the Indemnitee pursuant to this SECTION 6.3 or any payment by an Indemnitee to Guarantor pursuant to paragraph (e) or (f) below. The Indemnitee and Guarantor shall cooperate with such accounting firm and supply it with all information reasonably necessary for the accounting firm to conduct such review and determination, PROVIDED that such accounting firm shall agree in writing in a manner satisfactory to the Indemnitee, or Guarantor, as the case may be, to maintain the confidentiality of such information, and PROVIDED FURTHER that neither any Indemnitee nor Guarantor shall be required to disclose any of its tax returns or books that such Indemnitee or Guarantor, as the case may be, reasonably deems to be confidential in connection with such verification, and the parties hereto agree that such Indemnitee, or Guarantor, as the case may be, shall have sole control over the positions taken with respect to such party's tax returns and filings. The fees and disbursements of such accounting firm will be paid by Guarantor; PROVIDED that such fees and disbursements will be paid by the Indemnitee if the accountants determine that the present value of the total payments as calculated by the Indemnitee is more than 105 percent of the present value of the correct payments (such present values in each case to be determined by the Discount Rate). In the event such accounting firm determines that such computations are incorrect, then such firm shall determine what it believes to be the correct computations. The

                           PARTICIPATION AGREEMENT
                                      44
computations of the accounting firm shall be final, binding and conclusive upon Guarantor and the Indemnitee. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this SECTION 6.3 and that matters of interpretation of this Agreement are not within the scope of the independent accountant's responsibility. Such accounting firm shall be requested to make its determination within thirty (30) days.

                  (e) TAX BENEFIT. If, as the result of any Taxes paid or indemnified against by Guarantor under this SECTION 6.3, the aggregate Taxes actually paid by the Indemnitee in connection with such payment for any tax able year and not subject to indemnification pursuant to this SECTION 6.3 are less (whether by reason of a deduc tion, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Indemnitee (a "TAX BENEFIT"); then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by Guarantor under paragraph (a) above and provided no Lease Event of Default shall have occurred and be continuing (in which event the payment provided under this SECTION 6.3(e) shall be deferred until the Lease Event of Default has been cured), such Indemnitee shall pay to Guarantor the lesser of
(A) (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting to the Indemnitee from the payment under clause (y) above and this clause (z) (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis) and (B) the amount of the indemnity paid pursuant to this
SECTION 6.3 giving rise to such Tax Benefit, provided that any excess of the amount described in clause (A) over the amount described in clause (B) shall be carried forward and applied to reduce pro tanto any subsequent obligations of Guarantor to make payment to such Indemnitee pursuant to this SECTION 6.3. If it is subsequently determined that the Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is required to be repaid or recaptured will be treated as Taxes for which Guarantor must indemnify the Indemnitee pursuant to this SECTION 6.3 without regard to paragraph (b) hereof.

                  (f) REFUND. If an Indemnitee obtains a refund or credit or would have received such refund or credit but for a counterclaim or other claim not indemnified by Guarantor hereunder against which such refund or credit has not been applied (an "offset refund or credit") of all or part of any Taxes paid, reimbursed or advanced by Guarantor pursuant to this SECTION 6.3, the Indemnitee shall pay to Guarantor within fifteen (15) days of such receipt, or in the case of an offset refund or credit, within fifteen (15) days of the resolution of such contest (x) the amount of such refund or credit (net of any Tax payable by the Indemnitee as a result of the receipt or accrual of such refund or credit) plus (y) an amount equal to any Tax Benefit realized by such Indemnitee by reason of such payment to Guarantor (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis), PROVIDED that (A) if at the time such payment is due to Guarantor a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default has been cured, and (B) the amount payable to Guarantor pursuant to this sentence shall not exceed the amount of the indemnity payment in respect of such refunded or credited Taxes that was made by Guarantor (and such excess shall be carried forward and applied to reduce pro tanto any subsequent obligations of Guarantor to make payments to such Indemnitee pursuant to this SECTION
6.3). If it is subsequently determined that the Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is required to be repaid or recaptured will be treated as Taxes for which Guarantor must indemnify the Indemnitee pursuant to this SECTION 6.3 without regard to paragraph (b) hereof. If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Guarantor pursuant to this SECTION 6.3, an Indemnitee receives an amount representing interest on such refund or credit, the Indemnitee shall pay to Guarantor within fifteen (15) days (1) the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by Guarantor prior to the receipt of such refund or credit (net of Taxes payable in respect of the receipt or accrual of such interest) and (2) any Tax savings resulting from payments made by the Indemnitee under this SECTION 6.3.

                  (g)      CONTEST.

                           (i) NOTICE OF CONTEST. If a written claim is made by any taxing authority against an Indemnitee for any Taxes with respect to which Guarantor may be required to indemnify against hereunder (a "TAX CLAIM"), such Indemnitee shall give Guarantor written notice of such Tax Claim promptly after its receipt, and shall furnish Guarantor with copies of such Tax Claim and all other writings received from the taxing authority to the extent relating to such claim, provided that failure so to notify Guarantor shall not relieve Guarantor of any obligation to indemnify the Indemnitee hereunder except to the extent such failure effectively precludes Guarantor from contesting such Tax. The Indemnitee shall not pay such Tax
         Claim until at least thirty (30) days after providing Guarantor with such written notice, unless (a) the Indemnitee is required to do so by law or regulation and (b) in the written notice described above, the Indemnitee has notified Guarantor of such requirement.

                           (ii) CONTROL OF CONTEST. Subject to subsection
         (g)(iii) below, Guarantor will be entitled to contest (acting through counsel selected by Guarantor and reasonably satisfactory to the Indemnitee), and control the contest of, any Tax Claim if (i) such Tax Claim may be segregated procedurally and contested independently from tax claims for which Guarantor is not obligated to indemnify the Indemnitee, PROVIDED that if the Indemnitee reasonably determines at any time that permitting Guarantor to conduct or continue to conduct such contest could have material adverse business or other consequences to such Indemnitee, such Indemnitee shall have the right to control or reassert control over such contest, or (ii) the Indemnitee requests that Guarantor control such contest; PROVIDED that in the case of any such contest pursuant to
         (i) or (ii) Guarantor shall use all reasonable efforts to con test such Tax Claim in its own name, and PROVIDED FURTHER that such contest shall be at Guarantor's sole cost and expense. In connection with any Lessee controlled contest, Guarantor shall consult in good faith with the Indemnitee and its counsel and shall provide the Indemnitee with copies of any reports or claims issued by the relevant auditing agent or taxing authority, but the decisions regarding what actions to be taken shall be made by Guarantor in its sole judgment.

                                    In the case of all other Tax
         Claims, the Indemnitee will contest the Tax Claim at Guarantor's expense if Guarantor shall request that the Tax be contested if such Tax Claim is for an amount of at least $25,000 (in accordance with subsection (g)(iii) below), and the following rules shall apply with respect to such contest:
                                    (1)     the Indemnitee will control the
         contest of such Tax Claim in good faith (acting through counsel selected by the Indemnitee and reasonably satisfactory to Guarantor),

                                    (2)     at Guarantor's written request,
         if payment is made to the applicable taxing authority, the Indemnitee shall use all reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings, and

                                    (3)     the Indemnitee conducting such
         contest shall consult with and keep reasonably informed Guarantor and its designated counsel with respect to such Tax Claim and shall consider and consult in good faith with Guarantor regarding any request
         (a) to resist payment of Taxes if practical and (b) not to pay such Taxes except under protest if protest is necessary and proper, but the decision regarding what actions to be taken shall be made by the Indemnitee in its sole judgment.

                                    (4)     Notwithstanding paragraph (3),
         above, the Indemnitee shall not otherwise settle, compromise or abandon such contest without Guarantor's prior written consent except as provided in paragraph (g)(iv) below.

                           (iii) CONDITIONS OF CONTEST. Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required or permitted pursuant to this SECTION 6.3, and Guarantor shall be required to pay the applicable Taxes without contest, unless:

                                    (1)     within thirty (30) days after
         notice by the Indemnitee to Guarantor of such Tax Claim, Guarantor shall request in writing to the Indemnitee that such Tax Claim be contested, provided that if a shorter period is required for taking action with respect to such Tax Claim and the Indemnitee notifies Guarantor of such requirement, Guarantor shall be required to request such contest within such shorter period, and such Indemnitee shall take no action for as long as it is legally able to do so,

                                    (2)     no Lease Event of Default has
         occurred and is continuing,

                                    (3)     there is no risk of sale, forfeiture
         or loss of, or the creation of a Lien (other than a Permitted Lien) on the Leased Equipment or any interest therein as a result of such Tax Claim;
         PROVIDED that this clause (3) shall not apply if Guarantor shall have posted and maintained a bond or otherwise provided security for Guarantor's obligations under SECTION 6.3 satisfactory to the Indemnitee in its reasonable discretion, or the Tax is fully paid in either manner specified in clause (5) below,

                                    (4)     there is no risk of imposition
         of any criminal penalties,

                                    (5)     if such contest involves payment
         of such Tax, Guarantor will either advance to the Indemnitee on an interest-free basis and with no after-tax cost to such Indemnitee (a "TAX ADVANCE") or pay such Indemnitee the amount payable by Guarantor pursuant to SECTION 6.3(a) above with respect to such Tax, and such Indemnitee shall promptly pay to Guarantor any net Tax Benefit recognized which results from any imputed interest deduction arising from such interest free Tax Advance plus any net Tax Benefit recognized which result from making any such payment, and

                                    (6)     Guarantor agrees to pay (and pays
         on demand) and with no after-tax cost to such Indemnitee all reasonable costs, losses and expenses incurred by the Indemnitee in connection with the contest of such claim (including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements).

                           (iv) WAIVER OF INDEMNIFICATION. Notwithstanding anything to the contrary contained in this SECTION 6.3, the Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without Guarantor's consent if the Indemnitee:

                                    (1)     waives its right to any indemnity
         payment by Lessee pursuant to this SECTION 6.3 in respect of such Tax Claim (and any other claim for Taxes with respect to any other taxable year the contest of which is effectively precluded by the Indemnitee's declining to take action with respect to the Tax Claim), and

                                    (2)     promptly repays to Guarantor any
         Tax Advance and any amount paid to such Indemnitee under SECTION 6.3(a) above in respect of such Taxes.

         Except as provided in the preceding sentence, any such waiver shall be without prejudice to the rights of the Indemnitee with respect to any other Tax Claim.

                  (h)      REPORTS.

                           (i) If any report, statement or return is required to be filed by an Indemnitee with respect to any Tax that is subject to indemnification under this SECTION 6.3, Guarantor will (1) notify the Indemnitee in writing of such requirement not later than thirty (30) days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) either (y) if permitted by applicable law, prepare such report, statement or return for filing by Guarantor in such manner as will show the ownership of the Leased Equipment by Guarantor for United States federal, state and local income tax purposes (if applicable), send a copy of such report, statement or return to the Indemnitee and timely file such report, statement or return with the appropriate taxing authority, or (z) if so directed by the Indemnitee or in any event if practicable and if the return to be filed reflects only information in respect of the transactions contemplated by the Basic Documents, prepare and furnish to such Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Indemnitee.

                           (ii) Each of the Indemnitee or Guarantor, as the case may be, will timely provide the other, at Guarantor's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this paragraph
         (h), but only if and to the extent that such Indemnitee is legally entitled to furnish such information.

                  (i) NON-PARTIES. If an Indemnitee is not a party to this Agreement, Guarantor may require such Indemnitee to agree in writing, in a form reasonably acceptable to Guarantor, to the terms of this SECTION 6 (to the extent applicable to such Indemnitee) prior to making any payment to such Indemnitee under this
SECTION 6.

         6.4 GROSS UP. If an Indemnitee shall not be entitled to a corresponding and equal deduction with respect to any payment or Tax which Guarantor is required to pay or reimburse under SECTION 6 (each such payment or reimbursement, an "original payment") and which original payment constitutes income to such Indemnitee, then Guarantor shall pay to such Indemnitee on demand the amount of such original payment on a gross-up basis such that, after subtracting all Taxes imposed on such Indemnitee with respect to such original payment by Guarantor (including any Taxes otherwise excluded by SECTION 6.3 and assuming for this purpose that such Indemnitee was subject to taxation at the applicable Federal, state or local marginal rates in effect for the year in which such income is taxable), such payments shall be equal to the original payment to be received.

         6.5 TAX RETURNS. Guarantor will provide such information reasonably requested by an Indemnitee, or required to enable an Indemnitee to fulfill its tax filing requirements with respect to the transactions contemplated by the Basic Documents. In the event that any return, statement or report is required to be made or filed with respect to any Tax imposed on Guarantor, or indemnified against by Guarantor pursuant to SECTION 6.3, Guarantor shall notify such Indemnitee of such requirement and (i) to the extent permitted by law (unless otherwise required by law or requested by the Indemnitee) prepare and file in its own name such return, statement or report and furnish the Indemnitee with a copy of such return, statement or report; (ii) where such return, statement or report is required to be in the name of, or filed by, such Indemnitee, or the Indemnitee otherwise requests that such return, statement or report be filed in its name, prepare and furnish such return, statement or report for filing by such Indemnitee in such manner as shall be satisfactory to the Noteholders, and provide the same to the Indemnitee for filing no later than fifteen (15) days prior to the due date of such return, statement or report; or
(iii) where such return, statement or report is required to reflect items in addition to Taxes indemnified against by Guarantor under SECTION 6.3 as determined by such Indemnitee, provide such Indemnitee with information in a form and manner reasonably acceptable to such Indemnitee within a reasonable time sufficient to permit such return, statement or report to be properly and timely filed. Lessor shall forward to Guarantor at its address listed in SECTION
21.5 copies of all assessment and valuation notices it receives within five (5) days of receipt; PROVIDED that Lessor's failure to deliver such notices on a timely basis shall not relieve Guarantor of any obligations hereunder.

         6.6 WITHHOLDING TAX EXEMPTION. At least five (5) Business Days prior to the first date on which any Rent is payable hereunder or under any other Basic Document for the account of any Noteholder or Investor not incorporated under the laws of the United States or a state thereof, such Noteholder or Investor agrees that it will have delivered to Guarantor and Lessor two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Noteholder or Investor is entitled to receive payments under this Agreement and the other Basic Documents with out deduction or withholding of any United States Federal income taxes unless such Noteholder or Investor advises Guarantor and Lessor that, as a result of a change in an applicable treaty, law, or regulation, or in the judicial or administrative interpretations thereof, occurring after the Closing Date, that it may no longer lawfully deliver such Forms. Each Noteholder and Investor which so delivers a Form W-8BEN or W-8ECI further undertakes to deliver to Guarantor and Lessor two additional copies of such form (or a successor form) on or before the date that such form expires W-8ECI W-8BEN or becomes obsolete or inaccurate (either from a lapse in time or a change in circumstance) or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Guarantor or Lessor, in each case certifying that such Noteholder or Investor, as the case may be, is entitled to receive payments under this Agreement and the other Basic Documents without deduction or withholding of any United States Federal income taxes, unless prior to the date on which any such delivery would otherwise be required any change in treaty, law or regulation or in the interpretation thereof by the applicable taxing Authority occurring after such Noteholder or Investor became a Noteholder or Investor hereunder has rendered all such forms inapplicable or has prevented such Noteholder or Investor from duly completing and delivering any such form with respect to it and such Noteholder or Investor advises Guarantor and Lessor that, as a result of such change in treaty, law, regulation or interpretation, it is not capable of receiving payments without any withholding of United States Federal income tax.

         6.7 ENVIRONMENTAL INDEMNITY. Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all Environmental Claims. "ENVIRONMENTAL CLAIMS" shall mean all Claims (including, without limitation, third party Claims for personal injury or real or personal property damage), administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to, reasonable and documented attorneys' fees and expenses), including but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising in whole or in part, out of:

                           (i) the presence on or under the Leased Equipment of any Hazardous Material, or any releases or discharges of any Hazardous Material on, under, from or onto the Leased Equipment,

                           (ii) any activity, including construction, carried on or undertaken on or off the Leased Equipment, whether by Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of Lessee or any predecessor in title, or any other Persons (other than such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that are located or present on or under or that migrate, flow, percolate, diffuse or in any way move onto or under the Leased Equipment,

                           (iii) loss of or damage to any property or the environment (including clean-up costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in connection with the Leased Equipment or any activities undertaken thereon, or

                           (iv) in connection with the Leased Equipment, any activities undertaken thereon or the actions of Lessee or Guarantor, any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Authority to record a Lien on the land records;

but Lessee shall not be required to indemnify any Indem nitee under this SECTION
6.7 for (1) any Claim to the extent such Claim results from the willful misconduct or gross negligence of such Indemnitee, or any Affiliate of such Indemnitee (it being understood that, unless the applicable Indemnitee was in possession of the Leased Equipment and caused the Claim, Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee, or any Affiliate of such Indemnitee, caused or contributed to such Claim) or (2) any Claim to the extent attributable to acts or events occurring after the Lease Expiration Date or the return or remarketing of the Leased Equipment. The indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Basic Document.

         6.8 LIMITATION ON ENVIRONMENTAL INDEMNITY. Not withstanding any other provision of this Agreement, each Indemnitee hereby waives any right and agrees not to take any action against the Guarantor, under any theory of law, with respect to any actual or potential environmental liability, including but not limited to, any actual or potential liability arising under or related to Environmental Laws or Hazardous Materials, whether past, present or future from the ownership, operation or use of the Leased Equipment.

SECTION 7.  CERTAIN LEASE RELATED PROVISIONS.

         7.1      RENEWAL LEASE TERMS.

                  (a) So long as the Lease has not been terminated under
SECTION 12.1 thereof, Lessee may, not less than 360 days prior to the Lease Expiration Date, provide written notice (the "RENEWAL NOTICE") to Lessor, the Agent and Guarantor of its election to renew the Lease (the "RENEWAL LEASE") with respect to all of the Leased Equipment for an additional term of five (5) years commencing on the last day of the Lease Term (the "RENEWAL TERM"). In the event Lessee elects such Renewal Term, Lessee shall have a ninety (90) day period after such election to agree with the Financing Parties upon the terms of the Renewal Lease (including, but not limited to, (i) the interest rates on the Notes and the Yield Rate for the Certifi-cates, which interest rates and Yield Rate shall be determined in the individual sole discretion of the Financing Parties and shall be based upon the then-current market conditions and the then-current credit ratings of Lessee and Guarantor, (ii) the Renewal Rent, which shall be sufficient to enable Lessor to pay interest and principal and Yield due and owing on the Notes and the Certificates, as applicable, and (iii) the adjusted amount of the Residual Deficiency Payment, which shall be determined by the Financing Parties in their individual sole discretion) and to satisfy the following conditions: (x) each Financing Party shall have received the End of Term Appraisal satisfactory in form and substance to each Financing Party in its individual sole discretion, (y) the Guaranty shall be acceptable to the Financing Parties in their individual sole discretion and (z) the Renewal
Lease shall qualify as an "operating lease" for Lessee in accordance with GAAP. The parties hereto agree to cooperate in good faith to amend the Basic Documents, as may be necessary, to reflect the agreed terms relating to the Renewal Lease and other amendments as are necessary as a result of a Lease renewal pursuant to this SECTION 7.1(a).

                  (b) In the event that, within 90 days of Lessee's delivery of a Renewal Notice, Lessee shall have been unable to negotiate terms of the Renewal Lease as described in clause (a) above, or the conditions set forth in clause (a) shall not have been satisfied, Lessee shall not be entitled to enter into a Renewal Lease and shall notify Lessor, on or prior to the Purchase Decision Date, of Lessee's intention (i) to exercise the Lessee Purchase Option (as defined in the Lease) and/or (ii) to exercise the Sale Option (as defined in the Lease). In the event the Lessee does not elect the Lessee Purchase Option and/or the Sale Option on or prior to the Purchase Decision Date, the Lessee shall be deemed to have elected to exercise the Lessee Purchase Option with respect to all of the Leased Equipment.

         7.2 LIMITATION ON LESSEE'S LIABILITY. Notwithstanding any provision to the contrary contained in the Lease or other Basic Documents, the Lessee's liability for Rent (other than Supplemental Rent payable by Lessee pursuant to SECTION 6.7) due on any Rent Payment Date or other date (a "DUE DATE") shall be limited to an amount equal to Free Cashflow attributable to the period commencing on the immediately preceding Due Date and ending on such Due Date. Nothing contained in the Lease or other Basic Documents shall create any liability of the Lessee for any Rent (other than Supplemental Rent payable by Lessee pursuant to SECTION 6.7) in excess of such amounts; PROVIDED, that the Guarantor shall be liable under the

Guaranty for any Rent (other than Supplemental Rent payable by Lessee pursuant to SECTION 6.7) payable on any Rent Payment Date.

SECTION 8.  LESSEE REPRESENTATIONS AND WARRANTIES.

         Lessee hereby represents and warrants to each of the other parties hereto, as of the Closing Date as follows:

         8.1 ORGANIZATION; POWER; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. It (a) is validly organized and existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where the nature of its business requires such qualification, (c) has all requisite power and authority and holds all material requisite governmental licenses, permits and other approvals to enter into and perform its obligations under each Basic Document to which it is a party and to conduct its business substantially as currently conducted by it and (d) is in compliance with all laws, governmental regulations, court decrees, orders and Contractual Obligations applicable to it, except, with respect to CLAUSES (b), (c) and (d) to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect with respect to the Lessee.

         8.2 NON-CONTRAVENTION. The execution, delivery and performance by it of each Basic Document to which it is a party do not:

                  (a) contravene its Organic Documents;

                  (b) contravene any law, governmental regulation, court decree or order or material Contractual Obligation binding on or affecting it; or

                  (c) result in, or require the creation or imposition of, any Lien (except as expressly provided for in the Basic Documents) on any of its properties.

         8.3 GOVERNMENTAL APPROVAL; REGULATION.

                  (a) No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental authority or regulatory body ("GOVERNMENTAL APPROVAL") is required for it to execute and perform its obligations under any Basic Document to which it is a party, except for those which have been duly obtained or effected. No material Governmental Approval is required for it to carry on its business, except for those which have been duly obtained or effected.

                  (b) It is not subject to any regulation as an "investment company" subject to the Investment Company Act of 1940, as amended, or as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" subject to the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), except that Guarantor is a "subsidiary company" of Edison International which is a "holding company" that is exempt from all regulation under PUHCA (except SECTION 9(a)(2) thereof) pursuant to SECTION 3(a) thereof.

         8.4 VALIDITY. Each Basic Document executed by it on or prior to the date hereof constitutes, and each Basic Document executed by it after the date hereof will constitute, its legal, valid and binding obligation enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         8.5 LITIGATION. There is no pending or, to its knowledge, threatened litigation, action, proceeding, or labor controversy affecting Lessee or any of its properties, businesses, assets or revenues, which, if adversely determined (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would have a Material Adverse Effect with respect to Lessee or which purports to adversely affect the legality, validity or enforce ability of this or any Basic Document.

         8.6 OWNERSHIP OF PROPERTIES; LIENS. It owns good and marketable title to, or a valid leasehold interest in, or an other enforceable interest in all properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights) purported to be owned, leased or held by it, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to the Basic Documents.

         8.7 TAXES. It has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         8.8 PENSION AND WELFARE PLANS. During the consecutive twelve- month period prior to the date of the execution and delivery of this Agreement, no steps have been taken by it to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under SECTION 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by it or any member of the Controlled Group of any liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty other than any liability, fine or penalty which could reasonably be expected to have a Material Adverse Effect with respect to Lessee. Neither it nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect with respect to Lessee other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         8.9 ENVIRONMENTAL WARRANTIES. (a) All facilities and property owned or leased by it or any of its Subsidiaries or Partnerships in connection with the Leased Equipment have been, and continue to be, owned or leased by it and its Subsidiaries in compliance with all applicable Environmental Laws, except where the failure so to comply would not have, or be reasonably expected to have, a Material Adverse Effect with respect to Lessee or any of its Subsidiaries or Partnerships.

                  (b) There are no pending or, to its knowledge, threatened:

                           (i) material claims, complaints, notices or requests for information received by it from governmental authorities with respect to any alleged violation by it of any applicable Environmental Law in connection with the ownership or operation of the Leased Equipment that, singly, or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect on Lessee or any of its Subsidiaries or Partnerships; or

                           (ii) material complaints, notices or inquiries to it from governmental authorities regarding potential liability under any applicable

         Environmental Law in connection with the ownership or operation of the Leased Equipment that, singly, or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect on Lessee or any of its Subsidiaries or Partnerships.

                  (c) There have been no Releases of Hazardous Materials at, on or under any property owned or leased by it in connection with the ownership or operation of the Leased Equipment that, singly, or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect with respect to Lessee or any of its Subsidiaries or Partnerships.

                  (d) It has obtained and is in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary for its business in connection with the ownership or operation of the Leased Equipment, except where the failure to obtain, maintain or comply with such permits, certificates, approvals, licenses or other authorizations would not have, or be reasonably expected to have, a Material Adverse Effect with respect to Lessee or any of its Subsidiaries or Partnerships.

                  (e) To its knowledge, the property owned or leased by it in connection with the ownership or operation of the Leased Equipment is not listed or proposed for listing (with respect to owned property only) on the National Priorities List, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up, except where such listing would not reasonably be expected to have a Material Adverse Effect with respect to Lessee or any of its Subsidiaries or Partnerships.

                  (f) No conditions exist at, on or under any property owned or leased by it in connection with the ownership or operation of the Leased Equipment which, with the passage of time, or the giving of notice or both, would give rise to liability under any applicable Environmental Law, which liability would have, or may reasonably be expected to have, a Material Adverse Effect with respect to Lessee or any of its Subsidiaries or Partnerships.

         8.10 REGULATIONS T, U AND X. Neither it nor any of its Affiliates will, directly or indirectly, use any of the proceeds of the Advances or the purchase by Lessor of the Leased Equipment for the purpose of purchasing or carrying any "margin security" or "margin stock" within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System, respectively, or for the purpose of reducing or retiring any indebtedness originally incurred to purchase or carry a margin security or margin stock or for any other purpose which might cause any of the transactions contemplated by this Agreement or any other Basic Document to constitute a "purpose credit" within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying any security, and neither it nor any of its Affiliates has taken or will otherwise take or permit any action by it or any of its Affiliates in connection with any of the transactions contemplated by any of the Basic Documents that would involve a violation of Regulation T, U or X, or any other regulation of the Board of Governors of the Federal Reserve System.

         8.11 ACCURACY OF INFORMATION. All material factual information heretofore or contemporaneously furnished by it in writing to Lessor, any Investor or any Noteholder for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such material written factual information hereafter furnished by it in writing to Lessor, any Investor, any Noteholder, the Agent, the Collateral Agent, the Depositary Bank or the Trustee will be, true and materially accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the parties hereto, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary in order to make such information not materially misleading.

         8.12 PERFECTION OF SECURITY INTEREST. Upon the filing of appropriate UCC financing statements with the Secretary of State of the State of Illinois and fixture financing statements in the real estate records in the offices of Cook County, Illinois, Du Page County, Illinois, Kane County, Illinois, Lake County, Illinois, Will County, Illinois and Winnebago County, Illinois, Lessor will have an enforceable, perfected security interest of record in the Lessee Collateral granted pursuant to the Lease.


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

         8.13 CHIEF EXECUTIVE OFFICE OF LESSEE. The principal place of business and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee is located at One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605.

         8.14 NO MATERIAL ADVERSE CHANGE. There has not occurred any event or condition having a Material Adverse Effect with respect to the Lessee since March 31, 2000.

         8.15 NO DEFAULT. No Lease Default or Lease Event of Default attributable to it has occurred and is continuing.

SECTION 9.  GUARANTOR REPRESENTATIONS AND WARRANTIES.

         The Guarantor hereby represents and warrants to each of the other parties hereto, as of the Closing Date as follows:

         9.1 ORGANIZATION; POWER; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. It (a) is validly organized and existing and in good standing under the laws of the State of California, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where the nature of its business requires such qualification, (c) has all requisite power and authority and holds all material requisite governmental licenses, permits and other approvals to enter into and perform its obligations under each Basic Document to which it is a party and to conduct its business substantially as currently conducted by it and (d) is in compliance with all laws, governmental regulations, court decrees, orders and Contractual Obligations applicable to it, except, with respect to clauses (b), (c) and (d) to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect with respect to the Guarantor.

         9.2 NON-CONTRAVENTION. The execution, delivery and performance by it of each Basic Document to which it is a party do not:

                  (a) contravene its Organic Documents;

                  (b) contravene any law, governmental regulation, court decree or order or material Contractual Obligation binding on or affecting it; or


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

                  (c) result in, or require the creation or imposition of, any Lien (except as expressly provided for in the Basic Documents) on any of its properties.

         9.3 GOVERNMENTAL APPROVAL; REGULATION.

                  (a) No Governmental Approval is required for it to execute and perform its obligations under any Basic Document to which it is a party, except for those which have been duly obtained or effected. No material Governmental Approval is required for it to carry on its business, except for those which have been duly obtained or effected.

                  (b) It is not subject to any regulation as an "investment company" subject to the Investment Company Act of 1940, as amended, or as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" subject to the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), except that it is a "subsidiary company" of Edison International which is a "holding company" that is exempt from all regulation under PUHCA (except Section 9(a)(2) thereof) pursuant to Section 3(a) thereof.

         9.4 VALIDITY. Each Basic Document executed by it on or prior to the date hereof constitutes, and each Basic Document executed by it after the date hereof will constitute, its legal, valid and binding obligation enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         9.5 LITIGATION. There is no pending or, to its knowledge, threatened litigation, action, proceeding, or labor controversy affecting it, or any of its properties, businesses, assets or revenues, which, if adversely determined (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without any reservations), would have a Material Adverse Effect with respect to Guarantor or which purports to adversely affect the legality, validity or enforceability of this or any Basic Document.

         9.6 TAXES. It has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be


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

owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         9.7 PENSION AND WELFARE PLANS. During the consecutive twelve- month period prior to the date of the execution and delivery of this Agreement, no steps have been taken by it to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by it or any member of the Controlled Group of any liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty other than any liability, fine or penalty which could reasonably be expected to have a Material Adverse Effect with respect to it. Neither it nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan which could reasonably be expected to have a Material Adverse Effect with respect to it, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         9.8 ACCURACY OF INFORMATION. All material factual information heretofore or contemporaneously furnished by it in writing to Lessor, any Investor or any Noteholder for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such material written factual information hereafter furnished by it in writing to Lessor, any Investor, any Noteholder, the Agent, the Collateral Agent, the Depositary Bank or the Trustee will be, true and materially accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the parties hereto, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary in order to make such information not materially misleading.

         9.9 FINANCIAL INFORMATION. The consolidated balance sheet of Guarantor as at December 31, 1999, and the related consolidated statement of income and cash flows of Guarantor, copies of which have been furnished to the Agent pursuant to SECTION 5.1(q) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of Guarantor and its Subsidiar-


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

ies as at the dates thereof and the results of their operations for the periods then ended.

         9.10 CHIEF EXECUTIVE OFFICE. The principal place of business and chief executive office of the Guarantor, and the place where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Basic Document are kept by the Guarantor, is located at 18101 Von Karman Ave., Suite 1700, Irvine, CA 92612.

         9.11 NO MATERIAL ADVERSE CHANGE. There has not occurred any event or condition having a Material Adverse Effect with respect to the Guarantor and its Subsidiaries and Affiliates, taken as a whole, since March 31, 2000.

         9.12 NO DEFAULT. No Lease Default or Lease Event of Default attributable to Guarantor, and no default under the Guaranty, has occurred and is continuing.

SECTION 10.  NOTEHOLDERS' AND INVESTORS' REPRESENTATIONS AND WARRANTIES.

         Each Investor and Noteholder represents and warrants, severally and only as to itself, to each of the other parties hereto, as of the Closing Date as follows:

         10.1 ORGANIZATION; POWER; COMPLIANCE WITH LAW AND CONTRACTUAL OBLIGATIONS. It (a) is validly organized and existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified to do business and is in good standing under the laws of each jurisdiction where the nature of its business requires such qualification, (c) has all requisite power and authority and holds all material requisite governmental licenses, permits and other approvals to enter into and perform its obligations under each Basic Document to which it is a party and to conduct its business substantially as currently conducted by it and (d) is in compliance with all laws, governmental regulations, court decrees, orders and Contractual Obligations applicable to it, except, with respect to CLAUSES (b), (c) and (d), to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect with respect to such Noteholder or Investor, as applicable.

         10.2 NON-CONTRAVENTION. The execution, delivery and performance by it of each Basic Document to which it is a party do not:


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

                  (a) contravene its Organic Documents;

                  (b) contravene any law, governmental regulation, court decree or order or material Contractual Obligation binding on or affecting it; or

                  (c) result in, or require the creation or imposition of, any Lien (except as expressly provided for in the Basic Documents) on any of its properties.

         10.3 GOVERNMENTAL APPROVAL; REGULATION. No Governmental Approval is required for it to execute and perform its obligations under any Basic Document to which it is a party, except for those which have been duly obtained or effected. No Governmental Approval is required for it to carry on its business, except for those which have been duly obtained or effected.

         10.4 VALIDITY. Each Basic Document executed by it on or prior to the date hereof constitutes, and each Basic Document executed by it after the date hereof will constitute, its legal, valid and binding obligation enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         10.5 LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Authority is pending or threatened by or, to its knowledge, against it with respect to any of the Basic Documents or any of the transactions contemplated hereby or thereby.

         10.6 ERISA.

                  (a) It is not and will not be purchasing any Certificates or Notes, as the case may be, with the assets of an "employee benefit plan" (as defined in SECTION 3(3) of ERISA) which is subject to Title I of ERISA, or a "plan" (as defined in SECTION 4975(e)(1) of the Code).

                  (b) Each Investor and Noteholder, and each subsequent holder of any Certificate or Note, as the case may be, covenants that it will not, so long as no Lease Event of Default exists, dispose of the Certificate or Note to be purchased by it


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

or any interest therein (including, without limitation, any transfer by a change in the capacity in which such Investor or Noteholder holds its investment in such Certificates or Notes) to any Person unless (i) such Person shall (A) make the representation and warranty contained in SECTION 10.6(a) and
(B) agree to be bound by this SECTION 10.6(b).

         10.7 INVESTMENT IN CERTIFICATES OR NOTES. It is an "accredited investor" as defined in Rule 501(a)(1) promulgated under the Securities Act. It is acquiring its Certificate or Note, as the case may be, for its own account for investment and not with a view to any distribution (as such term is used in SECTION 2(11) of the Securities Act) thereof except as may be permitted by the Securities Act without registration, and if in the future it should decide to dispose of its Certificate or Note, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance of any Certificate or Note or any interest in the Leased Equipment, the Trust Estate or the Lease to the registration requirements of
SECTION 5 of the Securities Act and no representation or warranty contained in this SECTION 10.7 shall include or cover any action or inaction of Lessee or any Affiliate thereof whether or not purportedly on behalf of any Investor, Noteholder or Lessor or any of their respective Affiliates, but subject to the foregoing and SECTION 10.6(b), and subject to SECTION 5 of the Trust Agreement and SECTION 16 of the Lease, it is understood among the parties that the disposition of such Investor's or Noteholder's property, as the case may be, shall be at all times within its control.

SECTION 11.  LESSOR REPRESENTATIONS AND WARRANTIES.

         Lessor represents and warrants to each of the other parties hereto as of the Closing Date as follows:

         11.1 DUE ORGANIZATION, ETC. Lessor is a duly organized and validly existing "business trust" as such term is defined in 12 Del.C. Section 3801(a) under the laws of the State of Delaware, is in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Basic Document to which it is a party and each other agreement, instrument and document executed and


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

delivered prior to the Closing Date in connection with, or as contemplated by, each such Basic Document.

         11.2 AUTHORIZATION; NO CONFLICT. The execution, delivery and performance of each Basic Document to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by Lessor, nor the consummation of the transactions contemplated thereby by Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval (which approval has not been obtained) of any party or approval or consent of any trustee or holders of any indebtedness or obligations of Lessor, (ii) contravenes or will contravene any Applicable Law applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon any of the Leased Equipment, the Trust Agreement, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any action by any Authority.

         11.3 ENFORCEABILITY, ETC. Each Basic Document to which it is a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         11.4 LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Authority is pending or, to its knowledge, threatened by or against Lessor (a) with respect to any of the Basic Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect with respect to Lessor.

         11.5 ASSIGNMENT. Lessor has not assigned or transferred any of its right, title or interest in or under the Lease, any Basic Document or any of the Leased Equipment, except in accordance with the Basic Documents.

         11.6 NO DEFAULT. Lessor is not in default under or with respect to any of its Contractual Obligations in any respect which could have a Material Adverse Effect


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

with respect to Lessor. No Credit Agreement Default or Credit Agreement Event of Default attributable to it has occurred and is continuing.

         11.7 CHIEF PLACE OF BUSINESS. Lessor's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Basic Document are kept are located at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

         11.8 SECURITIES ACT. Neither Lessor nor any Person authorized by Lessor to act on its behalf has offered or sold any interest in the Leased Equipment, the Certificates or the Notes, or in any similar security or interest relating to the Leased Equipment, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person, other than, in the case of the Notes, Agent, and neither Lessor nor any Person authorized by Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in any of the Leased Equipment, the Certificates or the Notes to the provisions of SECTION 5 of the Securities Act or require the qualification of any Basic Document under the Trust Indenture Act of 1939, as amended.

         11.9 LESSOR LIENS. The Leased Equipment is free and clear of all Lessor Liens attributable to Lessor.

         11.10 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Lessor is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company," a "public utility company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA, or
(iii) subject to any other Applicable Law which purports to restrict or regulate its ability to borrow money.

         11.11 GOVERNMENTAL ACTIONS. Assuming the representation and warranties of Lessee contained in SECTIONS 8.2, 8.3 and 8.9 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Authority is required for the due execution, delivery or performance by Lessor, as the case may


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

be, of the Trust Agreement, the Credit Agreement, the Notes, the Certificates, this Agreement, the Assignment Agreement or the other Basic Documents to which Lessor is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

SECTION 12.  REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE AND THE TRUST
COMPANY.

         The Trust Company (only with respect to representations and warranties relating to the Trust Company) and the Trustee hereby severally represent and warrant that, as of the Closing Date:

         12.1 DUE INCORPORATION; ETC. The Trust Company is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority, as the Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to enter into and perform its obligations under the Trust Agreement, this Agreement and each of the other Basic Documents to which it is or will be a party.

         12.2 DUE AUTHORIZATION, ENFORCEABILITY; ETC. (a) (i) The Trust Agreement has been duly authorized, executed and delivered by the Trust Company, and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Investors thereto, the Trust Agreement constitutes the legal, valid and binding obligation of the Trust Company, enforceable against it in its individual capacity or as Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                  (b) (i) This Agreement has been duly authorized, executed and delivered by the Trustee and the Trust Company, and (ii) assuming the due authorization, execution and delivery of this Agreement by each party hereto other than the Trustee and the Trust Company, this Agreement constitutes a legal, valid and binding obligation of the Trustee and the Trust Company, enforceable against the Trust Company or the Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorga-nization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                  (c) (i) Each of the other Basic Documents to which the Trust Company or the Trustee is or will be a party has been or when executed and delivered will be duly authorized, executed and delivered by the Trust Company or the Trustee and (ii) assuming the due authorization, execution and delivery of each of the other Basic Documents by each party thereto other than the Trust Company or the Trustee, each of the other Basic Documents to which the Trust Company or the Trustee is or will be a party constitutes or when executed and delivered will constitute a legal, valid and binding obligation of the Trust Company or the Trustee, as the case may be, enforceable against the Trust Company or the Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

         12.3 NON-CONTRAVENTION. The execution and delivery by the Trust Company, in its individual capacity or as Trustee, as the case may be, of the Trust Agreement, this Agreement and the other Basic Documents to which it is or will be a party, the consummation by the Trust Company, in its individual capacity or as Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Trust Company, in its individual capacity or as Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not (i) contravene any Applicable Law of the State of Delaware or the United States governing the banking or trust powers of the Trust Company, the Trust Agreement or the Organic Documents of the Trust Company, or (ii) contravene the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Lessor's Lien attributable to it in its individual capacity and unrelated to the transactions contemplated by the Basic Documents upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property is bound.

         12.4 GOVERNMENTAL ACTIONS. Assuming the representations and warranties of Lessee contained in SECTIONS 8.2, 8.3 and 8.9 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Authority of the State of Delaware or the United States governing the banking or trust powers of the


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

Trust Company is required for the due execution, delivery or performance by the Trust Company or the Trustee, as the case may be, of the Trust Agreement, this Agreement or the other Basic Documents to which the Trust Company or the Trustee is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

         12.5 LITIGATION. There is no pending or, to the actual knowledge of the Trust Company, threatened, action, suit, investigation or proceeding against the Trust Company either in its individual capacity or as the Trustee, as the case may be, before any Authority of the State of Delaware or the United States governing its banking and trust powers which, if determined adversely to it, would materially adversely affect the ability of the Trust Company, in its individual capacity or as Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Basic Documents to which it is or will be a party or would materially adversely affect the Leased Equipment or any interest therein or which would question the validity or enforceability of any Basic Document to which the Trust Company, in its individual capacity or as the Trustee, is or will be a party.

         12.6 LIENS. The Trust Estate is free of any Lessor 's Liens attributable to the Trust Company or the Trustee.

SECTION 13.  GUARANTOR AFFIRMATIVE COVENANTS.

         Guarantor covenants with Lessor, each Investor and each Noteholder as follows:

         13.1 FINANCIAL INFORMATION, REPORTS, NOTICES.

         Guarantor will furnish, or will cause to be furnished, to Lessor, copies of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within sixty (60) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Guarantor, unaudited consolidated balance sheets of Guarantor and its Subsidiaries as of the end of such Fiscal Quarter and unaudited consolidated statement of income and cash flows of Guarantor and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such

Fiscal Quarter, certified by an Authorized Representative with responsibility for financial matters;

                  (b) as soon as available and in any event within one hundred and twenty (120) days after the end of each Fiscal Year of Guarantor, a copy of the annual audited report for such Fiscal Year for Guarantor and its Subsidiaries, including therein consolidated balance sheets of Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of Guarantor and its Subsidiaries for such Fiscal Year, and accompanied by the unqualified opinion of Arthur Andersen & Co. or other internationally recognized independent auditors selected by Guarantor which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior periods;

                  (c) concurrently with the delivery of the financial statements referred to in SECTION 13.1(a), a certificate, executed by the controller, treasurer or chief financial officer of Guarantor, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Investors and Noteholders) compliance with the financial covenant set forth in SECTION 14.9;

                  (d) as soon as possible and in any event within five (5) Business Days after any Authorized Representative obtains knowledge of the occurrence of each Lease Default or default under material agreements of Guarantor, a statement of such Authorized Representative setting forth details of such Lease Default or default and the action which Guarantor has taken and proposes to take with respect thereto;

                  (e) as soon as possible and in any event within five (5) Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy of the type described in SECTION 9.5 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in SECTION 9.5, notice thereof and, upon request of the Investors and Noteholders copies of all non-privileged documentation relating thereto;

                  (f) as soon as known, the occurrence of any Rating Event; and


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

                  (g) immediately upon becoming aware of the institution of any steps by the Guarantor or any other Person to terminate any Pension Plan (other than a standard termination under ERISA Section 4041(b)), or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Guarantor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Guarantor or any member of the Controlled Group of any liability (other than liabilities incurred in the ordinary course of maintaining the Pension Plan), fine or penalty which liability could reasonably be expected to have a Material Adverse Effect on Guarantor, or any increase in the contingent liability of the Guarantor with respect to any post-retirement Welfare Plan benefit which has a Material Adverse Effect on Guarantor, notice thereof and copies of all documentation relating thereto.

         13.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Guarantor will continue to engage in business of the same type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by SECTION 14.4.

         13.3 COMPLIANCE WITH LAWS. Guarantor will comply in all material respects with all Applicable Law, such compliance to include the payment, before the same shall become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent non-compliance would not have a Material Adverse Effect with respect to Guarantor.

         13.4 BOOKS AND RECORDS; RIGHT OF INSPECTION. Guarantor will, and will cause each of its active Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions. Guarantor will at any reasonable time and from time to time upon reasonable prior notice, permit Noteholders and Investors to examine and make copies of and abstracts from the records and books of account of Guarantor which books and records shall relate to the transactions contemplated by the Basic Documents; PROVIDED THAT by virtue of this SECTION 13.4 Guarantor shall not be deemed to have waived any right to confidential treatment of the information obtained, subject to the provisions of Applicable Law or court order.

         13.5 OTHER INFORMATION. Guarantor will prepare, or cause to be prepared, and will furnish, or will cause to be furnished, to each of the Lessor and the Trustee such tax returns and Periodic Filings (as defined in the Trust Agreement) relating to the Lessor, and will advise the Lessor and the Trustee to make such elections as may from time to time be required or appropriate under any applicable Federal, state or local statute or rule of regulation thereunder, so as to maintain to the extent possible the Lessor's characterization set forth in SECTION 6.04 of the Trust Agreement.

SECTION 14.  GUARANTOR NEGATIVE COVENANTS.

         Guarantor covenants with Lessor, each Investor and each Noteholder as follows:

         14.1 RESTRICTIONS ON SECURED INDEBTEDNESS. Guarantor will not create, incur, assume or suffer to exist any secured Indebtedness, except the Indebtedness incurred pursuant to this Agreement and the other Basic Documents, other than:

                  (a) Capitalized Lease Liabilities and other secured Indebtedness of any kind whatsoever (including, without limitation, Indebtedness secured by a pledge of the stock of a Subsidiary not otherwise permitted under CLAUSE (b) of this SECTION 14.1) at any time outstanding not exceeding an aggregate principal amount equal to 10% of Net Tangible Assets; PROVIDED THAT any Indebtedness exceeding such amount may be secured pursuant to SECTION 14.2; and

                  (b) Non-Recourse Debt with respect to which Guarantor has pledged the stock of a Subsidiary in order to secure a project financing obtained or being obtained after the Closing Date by such Subsidiary (or the Partnership in which such Subsidiary is a partner).

         14.2 RESTRICTIONS ON LIENS. Guarantor will not create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (b) of SECTION 14.1;


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

                  (b) Liens for taxes, assessments or other governmental charges or levies incurred in the ordinary course of business and not at the time delinquent or thereafter payable without penalty or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (c) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                  (e) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

                  (f) Liens upon any property at any time directly owned by Guarantor to secure any Indebtedness of the nature described in CLAUSE (a) of
SECTION 14.1 in excess of the amount otherwise permitted thereby; PROVIDED, that the obligations of the Basic Documents are equally and ratably secured with any and all such Indebtedness and with any other Indebtedness similarly entitled to be equally and ratably secured;

                  (g) Liens imposed as a result of costs incurred by any federal, state or local governmental agency or any other Authority pursuant to any applicable Environmental Law; PROVIDED, that such Liens or costs are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books; and

                  (h) any Lien existing on the property of Guarantor on the Closing Date.



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

         In the event that Guarantor shall propose to create, incur, assume or suffer to exist any Lien upon any property at any time directly owned by it to secure any Indebtedness as contemplated by CLAUSE (f) above, Guarantor will give prior written notice thereof to Agent, who shall give notice to the Noteholders and the Investors.

         14.3 INVESTMENTS. Guarantor will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Closing Date;

                  (b) Cash Equivalent Investments, PROVIDED, HOWEVER, that any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (c) without duplication, Investments permitted as Indebtedness pursuant to SECTION 14.1;

                  (d) Investments otherwise in the ordinary course of business;

                  (e) Investments permitted pursuant to SECTION 14.4(b); and

                  (f) Investments in Persons primarily engaged in the power generation, power sales or power transmissions business.

         14.4 CONSOLIDATION, MERGER. Guarantor will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) in one or any series of transactions except:

                  (a) any such Subsidiary may liquidate or dissolve voluntarily into, or may merge with and into, Guarantor or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by Guarantor or any other Subsidiary;


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

                  (b) so long as no Lease Default (by reason of the violation of SECTION 14.9) has occurred and is continuing or would occur after giving effect thereto, Guarantor or any of its Subsidiaries may purchase all or substantially all of the assets of any Person, or (in the case of any such Subsidiary) acquire such Person by merger; and

                  (c) so long as no Lease Default or Lease Event of Default has occurred and is continuing or would occur after giving effect thereto, Guarantor may consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, or permit any Person to merge into or consolidate with Guarantor if Guarantor is the surviving entity or the surviving entity (i) unconditionally guarantees all obligations of the Lessee under the Lease pursuant to a guarantee agreement containing substantially the same provisions as the Guaranty and (ii) is an entity formed and existing under the laws of the United States of America and assumes the Obligations of Guarantor.

         14.5 ASSET DISPOSITIONS. Guarantor will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

                  (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business; or

                  (b) the aggregate net book value of such assets, together with the aggregate net book value of all other assets sold, transferred, leased, contributed or conveyed otherwise than in the ordinary course of business by Guarantor or any of its Subsidiaries pursuant to this SECTION 14.5(b) during the most recent 12-month period since the Closing Date, does not exceed 10% of Net Tangible Assets computed as of the end of the most recent quarter preceding such sale; PROVIDED, HOWEVER, that any such sales shall be disregarded for purposes of the limitation of this SECTION 14.5(b) if the proceeds of such sale are invested in assets in similar or related lines of business of Guarantor; and PROVIDED FURTHER, that Guarantor may sell or otherwise dispose of assets in excess of such 10% if the proceeds from such sales or dispositions, which are not so reinvested, are retained by Guarantor as cash or Cash Equivalent Investments.


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


         14.6 TRANSACTIONS WITH AFFILIATES. Guarantor will not enter into, or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to Guarantor and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of Guarantor with a Person which is not one of its Affiliates.

         14.7 RESTRICTIVE AGREEMENTS. Guarantor will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding any Basic Document and any agreement governing any Indebtedness permitted by CLAUSE (b) of
SECTION 14.1 as to the assets financed with the proceeds of such Indebtedness):

                  (a) prohibiting the ability of Guarantor from amending or otherwise modifying any Basic Document; or

                  (b) restricting the ability of any Subsidiary to make any payments, directly or indirectly, to Guarantor by way of dividend, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to Guarantor, in each case, where such prohibition or restriction has a Material Adverse Effect with respect to the Guarantor.

         14.8 ERISA. Guarantor will not engage in any prohibited transactions under SECTION 406 of ERISA or under SECTION 4975 of the Code, which would subject Guarantor to any tax, penalty or other liabilities having a Material Adverse Effect with respect to the Guarantor.

         14.9 FINANCIAL CONDITION. Guarantor will not permit its Tangible Net Worth to be less than $400,000,000 PLUS 25% of Guarantor's and its Subsidiaries' consolidated net income earned (without subtracting net losses) in each Fiscal Quarter commencing with the quarter ended December 31, 1999.


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

SECTION 15.  LESSEE AFFIRMATIVE COVENANTS.

         Lessee covenants with Lessor, each Investor and each Noteholder as follows:

         15.1 FINANCIAL INFORMATION, REPORTS, NOTICES. Lessee will furnish, or will cause to be furnished, to Lessor, copies of the following financial statements, reports, notices and information:

                  (a) as soon as possible and in any event within five (5) Business Days after any Authorized Representative obtains knowledge of the occurrence of each Lease Default or default under material agreements of Lessee, a statement of such Authorized Representative setting forth details of such Lease Default or default and the action which Lessee has taken and proposes to take with respect thereto; and

                  (b) as soon as possible and in any event within five (5) Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy of the type described in SECTION 8.5 or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in SECTION 8.5, notice thereof and, upon request of the Investor and Noteholders, copies of all non-privileged documentation relating thereto.

         15.2 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Lessee will continue to engage in business of the same type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business.

         15.3 COMPLIANCE WITH LAWS. Lessee will comply in all material respects with all applicable law, rules, regulations and orders, such compliance to include the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent non-compliance would not have a Material Adverse Effect with respect to Lessee.

         15.4 INSURANCE. Lessee shall maintain insurance as set forth in
SECTION 11.2 of the Lease.


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

         15.5 BOOKS AND RECORDS; RIGHT OF INSPECTION.

              (a) Lessee will keep books and records which accurately reflect all of its business affairs and transactions. Lessee will at any reasonable time and from time to time upon reasonable prior notice, permit Noteholders and Investors to examine and make copies of and abstracts from the records and books of account of Lessee, which books and records shall relate to the transactions contemplated by the Basic Documents; PROVIDED, THAT by virtue of this SECTION 15.5 Lessee shall not be deemed to have waived any right to confidential treatment of the information obtained, subject to the provisions of Applicable Law or court order.

              (b) During the Lease Term, Lessee shall permit the Noteholders and the Investors (and their agents) (at each such party's sole expense), during normal business hours and under conditions reasonably acceptable to Lessee (including the execution and delivery of appropriate confidentiality agreements and adherence to Lessee's safety and insurance procedures) upon reasonable and adequate prior notice, to visit and inspect the Leased Equipment and related records.

         15.6 MAINTENANCE OF PROPERTIES. Lessee will maintain, preserve, protect and keep its property and equipment in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, unless Lessee determines in good faith that the continued maintenance of any of its properties or equipment is no longer economically desirable and except where the failure to do so would not have a Material Adverse Effect with respect to Lessee.

         15.7 MAINTENANCE OF LEASED EQUIPMENT. Lessee shall maintain the Leased Equipment pursuant to the provisions of the Lease.

         15.8 ENVIRONMENTAL COVENANT. Lessee will, in connection with its ownership and operation of the Leased Equipment:

              (a) use and operate the Leased Equipment in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material


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

compliance with all applicable Environmental Laws, in each case where the failure to do so may reasonably be expected to have a Material Adverse Effect with respect to the Lessee;

                  (b) promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Noteholders and Investors any actions and proceedings relating to compliance with Environmental Laws where such action or proceeding may reasonably be expected to have a Material Adverse Effect with respect to the Lessee; PROVIDED that the Lessee may postpone such cure and dismissal during any period in which it is diligently pursuing any available appeals in such action or proceeding so long as such postponement would not be reasonably likely to have a Material Adverse Effect with respect to the Lessee; and

                  (c) provide such non-privileged information as the Noteholders or Investors may reasonably request from time to time to evidence compliance with this SECTION 15.8.

SECTION 16.  LESSEE NEGATIVE COVENANT.

         Lessee covenants with Lessor, each Investor and each Noteholder as follows:

         16.1 RESTRICTIONS ON LIENS. Lessee will not create, incur, assume or suffer to exist any Lien upon the Leased Equipment, except Liens created pursuant to the Basic Documents.

         16.2 RESTRICTION ON EXTENSION OF COMED AGREEMENTS. Without the written consent of the Lessor, which shall not be unreasonably withheld, Lessee will not enter into any agreement the effect of which would be to renew or extend the ComEd Agreements or which would otherwise limit in any way the Lessor's rights in respect of the Leased Equipment.

SECTION 17.   LESSOR, TRUSTEE, TRUST COMPANY, INVESTOR AND NOTEHOLDER COVENANTS.

         Each of Lessor, Trust Company, Trustee, the Investor and each Noteholder covenants (as to itself and not jointly with any other Person) with each other party hereto, as follows:


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


         17.1 COMPLIANCE WITH TRUST AGREEMENT. Each of Lessor, the Trust Company and the Trustee hereby covenants and agrees severally and as to itself only that it will:

                  (a) comply with all the terms of the Trust Agreement applicable to it; and

                  (b) not amend, supplement or otherwise modify SECTIONS 7.06 AND 10.06 of the Trust Agreement without the prior written consent of Lessee and Agent, so long as the Certificates and Notes are outstanding.

         17.2 DISCHARGE OF LIENS. It will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it, and will cause restitution to be made to the Trust Estate in the amount of any diminution of the value thereof as a result of its failure to comply with its obligations under this SECTION 17.2.

         17.3 TRUST AGREEMENT. Without prejudice to any right of Trustee under the Trust Agreement to resign as Trustee, or the right of the Investors under the Trust Agreement to remove the Trustee as Trustee, each of the Investors and Lessor hereby agrees with Lessee (a) not to terminate or revoke the trust created by the Trust Agreement except as permitted by SECTION 8.01 of the Trust Agreement before the later of the Lease Expiration Date or the payment in full of the obligations under the Certificates and (b) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement before the Lease Expiration Date in such a manner as to materially and adversely affect the rights of Lessee under the Basic Documents.

         17.4 SUCCESSOR TRUSTEE. Trustee, or any successor, may resign or be removed by the Investors as Trustee, a successor Trustee may be appointed, and a corporation may become Trustee under the Trust Agreement, only in accordance with the provisions of SECTION 7.06 of the Trust Agreement. Notwithstanding anything to the contrary contained in the Lease or the Trust Agreement, so long as no Lease Default or Lease Event of Default exists, the appointment of a successor Trustee shall be subject to the consent of Lessee (which consent shall not be unreasonably withheld or delayed).



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

         17.5 INDEBTEDNESS; OTHER BUSINESS. Lessor shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity, other than pursuant to and in accordance with the Basic Documents.

         17.6 DEPRECIATION. Before the Lease Expiration Date, none of Lessor, any Noteholder or any Investor shall claim any federal or state tax attributes or benefits (including depreciation) relating to the Leased Equipment unless required to do so by an appropriate taxing authority or after a clearly applicable change in Applicable Law or as a protective response to a proposed adjustment by an Authority. If an appropriate taxing Authority requires Lessor, any Noteholder or any Investor to claim any such federal or state Tax attributes or benefits, such Person shall promptly notify Lessee and Guarantor thereof and shall permit Lessee and Guarantor to contest such requirement in a manner similar to the contest rights provided in, and subject to any applicable limitation to a contest contained in, SECTION 6.3.

         17.7 QUIET ENJOYMENT. So long as the Lease remains in effect or so long as the obligations of Lessee arising hereunder have not been fully and finally discharged, Lessor, each Noteholder and each Investor covenants that it will not, through its own actions, interfere in Lessee's (or any sublessee's or assignee's) quiet enjoyment of the Leased Equipment during the term of the Lease, except during the occurrence and continuance of a Lease Event of Default.

         17.8 NO LIENS. No Noteholder or Investor will create or permit to exist at any time, and each Noteholder and Investor will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable solely to such Noteholder's or Investor's, as the case may be, acts or failures to act.

         17.9 CREDIT AGREEMENT. Provided that no Credit Agreement Event of Default is continuing, none of the Noteholders, Investors or Lessor shall consent to any amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Certificates, the Notes or the Trust Agreement, in each case without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed; PROVIDED THAT no such amendment, supplement, waiver or other modification shall increase the obligations of Lessee or Guarantor under the Basic Documents without the prior written consent of Lessee or Guarantor.



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

SECTION 18.  AGENT COVENANT.

         Agent will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien attributable to it and arising out of events or conditions not related to its rights in the Lease or the administration function under the Basic Documents, and will promptly notify the Investors, the Noteholders, the Trustee, Lessee and Lessor in writing of the imposition of any such Lien of which it has actual knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Lessor Lien.

SECTION 19.  AGENT.

         19.1 ACTIONS.

         (a) Each Noteholder and Investor hereby appoints Citicorp North America, Inc. as its Administrative Agent ("AGENT") under and for the purposes of each Basic Document. Each Noteholder and Investor authorizes Agent to act on behalf of such Noteholder or Investor, as the case may be, under each Basic Document and, in the absence of other written instructions from the Required Investors, Required Noteholders or Required Participants, as applicable, received from time to time by Agent (with respect to which Agent agrees that it will comply, except as otherwise provided in this SECTION 19.1 or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in any Basic Document, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Noteholder or Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Basic Document or otherwise exist against Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.


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

                  (b) Each Noteholder and Investor hereby agrees to indemnify (which indemnity shall survive any termination of this Agreement) Agent-Related Persons PRO RATA according to such Noteholder's or Investor's Percentage Interest, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, Agent-Related Persons in any way relating to or arising out of any Basic Document, including reasonable attorneys' fees, and as to which Agent is not reimbursed by Lessor; PROVIDED, HOWEVER, that no Noteholder or Investor shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from Agent-Related Person's gross negligence or willful misconduct. No Agent-Related Persons shall be required to take any action under any Basic Document, or to prosecute or defend any suit in respect of any Basic Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of Agent shall be or become, in its determination, inadequate, Agent-Related Person may call for additional indemnification from the Noteholders and Investors and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         19.2 FUNDING RELIANCE. Unless Agent shall have been notified by telephone, confirmed in writing, by any Noteholder or Investor, as the case may be, by 12:00 Noon, New York City time, on the Business Day prior to the Closing Date that such Noteholder or Investor will not make available the amount of its respective Advance on the Closing Date, Agent may assume that such Noteholder or Investor, as the case may be, has made such amount available to Agent and, in reliance upon such assumption, may, but shall not be required to, make available to Lessor a corresponding amount. If and to the extent that such Noteholder or Investor shall not have made such amount available to Agent, such Noteholder or Investor and Lessor severally agree to repay Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date Agent made such amount available to Lessor to the date such amount is repaid to Agent, at the interest rate applicable to such Advance on the Closing Date; PROVIDED, that if such Noteholder or Investor, as the case may be, makes available the amount of its respective Advance on or before the next Business Day following the Closing Date, the interest rate payable on such amount shall be the Federal Funds Rate.



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

         19.3 EXCULPATION. No Agent-Related Person shall be (i) liable to any Noteholder or Investor for any action taken or omitted to be taken by it under any Basic Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor (ii) responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Basic Document, nor to make any inquiry respecting the performance by any Noteholder or Investor of its obligations under any Basic Document. Any such inquiry which may be made by Agent shall not obligate it to make any further inquiry or to take any action. Each Agent-Related Person shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which Agent believes to be genuine and to have been presented by a proper Person.

         19.4 SUCCESSOR. Agent may resign as such at any time upon at least 30 days' prior notice to Lessor and all Noteholders and Investors. If Agent at any time shall resign, the Required Participants may, within ten (10) days after such notice and with the consent of Lessor (not to be unreasonably withheld), appoint another Noteholder or Investor as a successor Agent which shall thereupon become Agent hereunder. If no successor Agent shall have been so appointed by the Required Participants, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Noteholders and Investors, after notice to and consultation with Lessor, appoint a successor Agent, which shall be one of the Noteholders or Investors or an as signee thereof, and shall have a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After the effective date of any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 19 and SECTIONS 6 and 20 hereof shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         19.5 RELIANCE BY AGENT. (a) Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other



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


document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Lessor), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under any Basic Document unless it shall first receive such advice or concurrence of the Required Noteholders, Required Investors or Required Participants (as the case may be) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Noteholders and Investors against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Basic Document in accordance with a request or consent of the Required Noteholders, Required Investors or Required Participants (as the case may be) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Noteholders and Investors.

                  (b) For purposes of determining compliance with the conditions referred to in SECTION 5, each Noteholder and Investor that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by Agent to such Noteholder or Investor, as the case may be, for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Noteholder or Investor.

         19.6 NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of the Noteholders or Investors, unless Agent shall have received written notice from a Noteholder or Investor, as the case may be, or Lessor referring to this Agreement, describing such Lease Default or Lease Event of Default and stating that such notice is a "notice of default." Agent will notify the Noteholders and Investors of its receipt of any such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Noteholders in accordance with
SECTION 5 of the Credit Agreement or as may be requested by the Required Noteholders in accordance with SECTION 8 of the Assignment Agreement; PROVIDED, HOWEVER, that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such



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action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Noteholders and Investors.

         19.7 CREDIT DECISIONS. Each Noteholder or Investor acknowledges that it has, independently of each Agent-Related Person and each other Noteholder or Investor, and based on such Noteholder's and Investor's review of the financial information of Lessor, the Basic Documents (the terms and provisions of which being satisfactory to such Noteholder or Investor, as the case may be) and such other documents, information and investigations as such Noteholder or Investor, as the case may be, has deemed appropriate, made its own credit decision to make the Advance. Each Noteholder and Investor also acknowledges that it will, independently of Agent and each other Noteholder and Investor, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under any Basic Document.

         19.8 COPIES. Agent shall give prompt notice to each Noteholder and Investor of each notice or request required or permitted to be given to Agent by Lessor pursuant to the terms of this Agreement (unless concurrently delivered to the Noteholders and Investors by Lessor). Agent will distribute to each Noteholder and Investor each document or instrument received for its account and copies of all other communications received by Agent from Lessor for distribution to the Noteholders and Investors by Agent in accordance with the terms of this Agreement.

SECTION 20.  TRANSACTION COSTS AND OTHER COSTS.

         Lessee shall pay all Transaction Costs pursuant to (i) SECTION 5.1(i) on or prior to the Closing Date, (ii) the Fee Letter on the dates set forth therein and (iii) in all other cases promptly upon demand. In addition, Lessee shall pay or reimburse Lessor, the Investors, the Noteholders, the Agent, the Collateral Agent, the Depositary Bank and the Trustee for all other out-of-pocket costs and expenses (including counsel fees and expenses) reasonably incurred in connection with: (a) the negotiation, preparation, execution and delivery of the Basic Documents; (b) the initial syndication of the Tranche B Loan; (c) entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to the Basic Documents; (d) any Event of Loss or termination of the Lease or any other Basic Document; (e) the negotiation and documentation of any restructuring or "workout,"



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whether or not consummated, of any Basic Document; (f) the enforcement of the rights or remedies under the Basic Documents; (g) any transfer by Lessor, Investor or any Noteholder of any interest in the Basic Documents during the continuance of a Lease Event of Default; (h) the performance by the Agent, the Collateral Agent and the Depositary Bank of their respective obligations under the Basic Documents, including the opening and maintenance of the Lessor Account; (i) the performance by the Trustee of its obligations under the Basic Documents, whether payable pursuant to fee arrangements entered into by Lessee or any Participant or otherwise; and (j) the ongoing fees and expenses for which Lessee is obligated under the Basic Documents.

SECTION 21.  MISCELLANEOUS.

         21.1 EFFECT OF WAIVER. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default hereunder or under any other Basic Document shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement or any other Basic Document must be specifically set forth in writing.

         21.2 SURVIVAL OF AGREEMENTS. All representations, warranties, covenants, indemnities and agreements of the parties provided for in the Basic Documents, and the obligations of the parties under any and all provisions thereof, shall survive the execution and delivery and the termination or expiration of this Agreement and any of the other Basic Documents, the transfer of the interest in the Leased Equipment to or by Lessor as provided herein or in any of the other Basic Documents (and shall not be merged into any conveyance or transfer document), any disposition of any interest of Lessor in the Leased Equipment, the purchase and sale of the Notes or Certificates, payment therefor and any disposition thereof, the payment of the Advances and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Basic

Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Basic Documents.

         21.3 APPLICABLE LAW. THIS AGREEMENT AND THE OTHER BASIC DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREUNDER, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, SECTION 9-103(1)(b) OF THE UCC.

         21.4 EFFECT AND MODIFICATION OF AGREEMENT. (a) This Agreement and the other Basic Documents exclusively and completely state the rights of all parties hereto and thereto with respect to the leasing of the Leased Equipment and the other transactions contemplated by the Basic Documents and supersedes all prior agreements, oral or written, with respect thereto.

                  (b) Any amendment, modification, termination or waiver of, or supplement or consent to this Agreement, any other Basic Document or any of the terms hereof or thereof (collectively, "AMENDMENTS") shall require the prior written consent of all parties thereto or hereto, it being understood and agreed that the consent of the Required Noteholders, if such Noteholders are affected by such Amendment, shall be deemed to be the consent of the Noteholders and the consent of at least 50% of the Investors affected by such Amendment shall be deemed to be the consent of the Investors; PROVIDED, HOWEVER, that Amendments with respect to administrative matters, which Amendments have no adverse effect on a party hereto or thereto, shall not require the consent of such party; PROVIDED, FURTHER that Amendments with respect to the following matters shall require the prior written consent of 100% of the Noteholders affected by such Amendment and 100% of the Investors affected by such Amendment:

                           (i) modification of any of the provisions of this
         SECTION 21.4, change of the definition of "Required Investors," "Required Noteholders" or "Required Participants," or modification or waiver of any provision of any Lease Financing Document requiring action by all of the Required Investors, Required Noteholders or Required Participants;

                           (ii) reduction in the amount or change in the time of payment of any Noteholder Amount, Investor Amount, Interest Amount or Yield Amount owing or payable on any Certificate or Note, as the case may be, or modification of any of the provisions of SECTION 3.10 hereof or SECTION 5 of the Trust Agreement;

                           (iii) reduction, modification, amendment or waiver of any indemnities in favor of any Investor or Noteholder;

                           (iv) reduction in the amount or change in the time of payment of Rent or the Termination Value;

                           (v) consent to any assignment of the Lease releasing Lessee from its obligations to pay Rent or any other amounts due under any of the Lease Financing Documents or change in the absolute and unconditional character of such obligations;

                           (vi) modification of any provision in any Basic Document regarding application of payments among Noteholders or Investors;

                           (vii) permission to the creation of any interest in or lien on the Trust Estate or any part thereof except as contemplated by the Lease Financing Documents, or depriving any Investor or any Noteholder of the benefit of the security interest and lien secured by the Trust Estate.

         21.5 NOTICES. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be by letter or facsimile (and in the case of a facsimile, confirmed, which confirmation may be mechanical) and shall be deemed to have been given (i) in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on SCHEDULE I, and (ii) in the case of notice by facsimile, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter, addressed as provided on SCHEDULE I, or to such other address as any of the parties hereto may designate by written notice. Copies of all notices given by facsimile shall be contemporaneously sent by overnight courier.

         21.6 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law; but if any provision of this Agreement is prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         21.7 SUCCESSORS AND ASSIGNS; TRANSFERS. (a) This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms of the Basic Documents. Except as expressly provided herein or in the other Basic Documents, no party hereto may assign its interest herein without the prior written consent of the other parties hereto.

                  (b) Lessee may not assign any of its respective rights and obligations under any Basic Document except as expressly provided in the Basic Documents.

                  (c) Any Investor which is a bank or other financial or commercial lending institution may pledge its interest in the ordinary course of its business (including, without limitation, to the Federal Reserve); PROVIDED, that no transfer upon a foreclosure pursuant to such a pledge may occur unless the other provisions of this SECTION 21.7 are complied with.

                  (d) Each Investor may assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any of the Basic Documents or any Certificate upon compliance with subsections (a) through
(f) below PROVIDED,

HOWEVER, that the restrictions set forth in this SECTION 21.7 shall not apply to a participation, with respect to which SECTION 21.8 shall apply.

                  (e) REQUIRED NOTICE AND EFFECTIVE DATE. Any Investor desiring to effect a transfer of its interest shall give written notice of each such proposed transfer to Agent at least five (5) days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Investor, if any, and the date on which such transfer is proposed to become effective. In the case of a transfer by an Investor of its interest in the Trust, such Investor shall notify the Transfer Agent and Certificate Registrar of such transfer and surrender its Trust Certificate(s) for transfer pursuant to SECTION 4.07 of the Trust Agreement. In the event of a transfer under this SECTION 21.7, any expenses incurred by the transferee in connection with its review of the Basic Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Investor, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse.

                  (f) ASSUMPTION OF OBLIGATIONS. Any transferee pursuant to this SECTION 21.7 shall have executed and delivered to Lessor a letter in substantially the form of the Investor's Letter attached hereto as EXHIBIT E. Upon the assumption by the transferee of the obligations of the transferring Investor, as the case may be, under the Basic Documents, such obligations of the transferor shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Basic Documents to which its transferor was a party, shall be deemed the pertinent "INVESTOR" for all purposes of the Basic Documents and shall be deemed to have made that portion of the payments pursuant to the Basic Documents previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Basic Documents to the pertinent "INVESTOR" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Not withstanding any transfer as provided in this
SECTION 21.7, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Agreement or any other Basic Document. Upon any such transfer, Lessor shall deliver to each Investor and Lessee an amended Certificate Register, revised to reflect the relevant information for such new Investor and the Investor Amount of such new

Investor (and the revised Investor Amount of the transferor Investor if it shall not have transferred its entire interest).

                  (g) EMPLOYEE BENEFIT PLANS. No Investor may make any such assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in SECTION 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in SECTION 4975(e)(1) of the Code (other than a governmental plan, as defined in SECTION 3(32) of ERISA), with respect to which Lessee or such Investor, as the case may be, or any of their Affiliates is a party in interest within the meaning of ERISA or a "disqualified person" within the meaning of the Code.

                  (h) REPRESENTATIONS AND WARRANTIES. Notwithstanding anything to the contrary set forth above, no Investor may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to Lessor and Lessee a certificate confirming the accuracy of the representations and warranties set forth in SECTION 10 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Basic Documents).

                  (i) FINANCIAL CONDITION OF TRANSFEREE. No transfer by an Investor shall be effective against the other parties to this Agreement unless the transferee is (A) a bank or other financial institution with a combined capital, surplus and undivided profits of at least $50,000,000, or (B) any subsidiary of such a bank, financial institution or corporation, provided that such bank, financial institution or corporation furnishes a guaranty with respect to the transferee's obligations as an Investor, or (C) an Affiliate of such Investor, or (D) any financial institution consented to by Lessee, or (E) any other entity, provided the transferee's obligations as an Investor, as the case may be, are guaranteed by the transferor Investor.

                  (j) AMOUNTS. Any transfer of Certificates shall be in a principal amount of at least $3,000,000; PROVIDED that the foregoing limitation shall not apply to a Investor's transfer of the entire principal amount of such Investor's Certificates.

         21.8 PARTICIPATIONS. Notwithstanding anything in SECTION 21.7 to the contrary, each Investor (in such case, the "ORIGINATOR") may at any time sell to one or more commercial banks or other financial institutions not Affiliates of Lessee (an "INVESTOR PARTICIPANT") participating interests in any Certificates hereunder and under the other Basic Documents; PROVIDED that (i) the Originator's obligations under this Agreement and the other Basic Documents shall remain unchanged, (ii) the Investor Participant represents and warrants, in writing, to such Investor, for the benefit of Lessor, the other Investors and Lessee, that no part of the funds used by it to acquire an interest in the Certificates constitutes assets of any Plan or its related trust, (iii) Lessee shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement and under the other Basic Documents, (iv) no Investor shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Basic Document, except to the extent such participation, consent or waiver would require unanimous consent of the Investors as described in SECTION 21.4. In the case of any such participation, the Investor Participant shall be entitled to the benefits of
SECTION 20 as though it were also an Investor hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of a Lease Event of Default, each Investor Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement or the other Basic Documents to the same extent as if the amount of its participating interest were owing directly to it as an Investor under this Agreement and such Basic Documents.

         21.9 PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Agreement is intended for the benefit of any Person except the parties hereto, their successors and permitted assigns.

         21.10 AGENT. Agent shall have no right, power, obligation, liability, responsibility or duty under this Agreement or the other Basic Documents other than those applicable to all Investors and Noteholders as such. Without limiting the foregoing, Agent shall not have, and shall not be deemed to have, any fiduciary relationship with any Investor or Noteholder, nor shall Agent be deemed to be acting as a trustee or in any similar capacity. Each Investor and Noteholder acknowledges that it has not relied, and will not rely, on Agent in deciding to enter into this Agreement or the other Basic Documents or in taking or not taking any action hereunder or there under.

         21.11 BROKERS. Each of Lessee, each Noteholder, each Investor and Lessor represents to the others that it has not retained or employed any broker, finder or financial advisor to act on its behalf in connection with this Agreement or the other Basic Documents, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Lessor, any Investor or any Noteholder might be subjected by virtue of their entering into the transactions contemplated by the Basic Documents. Any Person who is in breach of this representation shall indemnify and hold the other Persons harmless from and against any liability arising out of such breach of this representation.

         21.12 LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) except as otherwise expressly provided herein, this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Trustee of the Trust, in the exercise of the power and authority conferred and vested in it under the Trust Agreement; (b) except as otherwise expressly provided herein, each of the representations, undertakings and agreements herein made on the part of Lessor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust; (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally (except to the extent specifically agreed in its individual capacity), to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any other Person claiming by, through or under this Agreement; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Lessor under this Agreement or any of the other Basic Documents.

         21.13 REPRODUCTION OF DOCUMENTS. This Agreement and all other Basic Documents, all documents constituting Schedules or Exhibits hereto or thereto, and all documents relating hereto or thereto received by Lessee, Guarantor, Lessor, any Investor or any Noteholder, including: (a) consents, waivers and modifications that may hereafter be executed; (b) documents received by the Investors, Noteholders or Lessor in connection with the receipt and/or acquisition of the Leased Equipment; and (c) financial statements, certificates, and other information previously or hereafter furnished to Lessor, any Investor or any Noteholder may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, mi-cro-card, miniature photographic or other similar process. Each of Lessee, Lessor, each Investor and each Noteholder agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

         21.14 CONSIDERATION FOR CONSENTS TO WAIVERS AND AMENDMENTS. Lessee hereby agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Investor or Noteholder in connection with, in exchange for, or as an inducement to, such Investor's or Noteholder's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Basic Document unless such consideration or benefit is offered ratably to all Investors and Noteholders, as the case may be.

         21.15 SUBMISSION TO JURISDICTION; VENUE. Each of Lessee, Guarantor, Lessor, Trustee, Trust Company, each Noteholder, each Investor, the Collateral Agent and Agent irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Basic Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on SCHEDULE I or at such other address of which the other Persons have been notified pursuant to SECTION 21.5; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         21.16 AGENT FOR SERVICE OF PROCESS. Each of Lessee, Guarantor and Midwest Peaker hereby irrevocably designates, appoints and empowers CT Corporation System with offices on the date hereof at 111 Eighth Ave., NY, NY 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding brought against it pursuant to any of the Basic Documents. If for any reason such designee, appointee and agent shall cease to be available to act as such, each of Lessee and Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this
SECTION 21.16 satisfactory to the Investors and Noteholders.

         21.17 JURY TRIAL. EACH OF LESSEE, GUARANTOR, LESSOR, TRUSTEE, TRUST COMPANY, EACH NOTEHOLDER, EACH INVESTOR, THE COLLATERAL AGENT AND AGENT WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER BASIC DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         21.18 CAPTIONS; TABLE OF CONTENTS. Section captions and the table of contents used in this Agreement (including the Schedules, Exhibits, Appendixes and Annexes hereto) are for convenience of reference only and shall not affect the construction of this Agreement.

         21.19 SCHEDULES; EXHIBITS; APPENDIX. The Schedules, Exhibits and Appendix hereto, along with all attachments referenced in any of such items, are incorporated herein by reference and made a part hereof.

         21.20 REFERENCES TO SECTIONS, EXHIBITS AND SCHEDULES. Any reference to a section, exhibit or schedule in any Basic Document shall be to a section, exhibit or schedule of such Basic Document unless otherwise specified.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                        EDISON MISSION ENERGY, as Guarantor


                        By: /s/ John P. Finneran, Jr.
                            ------------------------------------
                        Name: John P. Finneran, Jr.
                        Title:  Vice President


                        MIDWEST GENERATION, LLC, as Lessee


                        By: /s/ John P. Finneran, Jr.
                            ------------------------------------
                        Name: John P. Finneran, Jr.
                        Title: Vice President


                        EME/CDL TRUST, as Lessor
                        By: Wilmington Trust Company, not in its
                            individual capacity, but solely as Trustee


                        By: /s/ James P. Lawler
                            ------------------------------------
                        Name:  James P. Lawler
                        Title:  Vice President


                        MIDWEST PEAKER HOLDINGS, INC., as
                        Tranche A Noteholder


                        By:  /s/ John P. Finneran
                            ------------------------------------
                        Name: John P. Finneran, Jr.
                        Title:  Vice President

                        CITICORP DEL-LEASE, INC., as Tranche B
                        Noteholder


                        By:  /s/ Julie M. Chin
                            ------------------------------------
                        Name:  Julie M. Chin
                        Title:  Vice President


                        CITICORP DEL-LEASE, INC., as Investor


                        By:  /s/ Julie M. Chin
                            ------------------------------------
                        Name:  Julie M. Chin
                        Title:  Vice President


                        WILMINGTON TRUST COMPANY, as Trust
                        Company


                        By:  /s/ Kathleen A. Pedelini
                            ------------------------------------
                        Name: Kathleen A. Pedelini
                        Title: Administrative Account Manager

                        WILMINGTON TRUST COMPANY, not in its
                        individual capacity, except as expressly provided herein, but solely as Trustee


                        By: /s/ KATHLEEN A. PEDELINI
                            ------------------------------------
                        Name:  Kathleen A. Pedelini
                        Title: Administrative Account Manager

                        CITICORP NORTH AMERICA, INC., as Agent


                        By:  /s/ Julie M. Chin
                            ------------------------------------
                        Name:  Julie M. Chin
                        Title:  Vice President



                        CITICORP NORTH AMERICA, INC.,
                        as Collateral Agent

                        By:  /s/ Julie M. Chin
                            ------------------------------------
                        Name:  Julie M. Chin
                        Title:  Vice President

                                   SCHEDULE I
                                       TO
                             PARTICIPATION AGREEMENT


1.       LESSOR

         Address for all communications (except wire transfers):

                  EME/CDL Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE  19890-0001


         Address for wire transfers:

                  Bank:    Wilmington Trust Company
                           Wilmington, Delaware

                  ABA Routing #: 031100092
                  Account #:     52088-0
                  Attn:          Mike Oller

2.       LESSEE

         Address for all communications (except wire transfers):

                  One Financial Place
                  440 South LaSalle Street, Suite 3500
                  Chicago, Illinois 60605
                  Attn: President
                           WITH A COPY TO:
                  Edison Mission Midwest Holdings Co.
                  18101 Von Karman Avenue, Suite 1700
                  Irvine, California 92612
                  Attn: General Counsel




                                    Sch. I-1

         Address for wire transfers:

                  Bank:    Bank of America
                           Concord, California

                  ABA Routing #:    121000358
                  Account #:        12335-32776
                  Acct Party:       Midwest Generation, LLC
                  Attn:             Debbie Waterdown


3.       GUARANTOR

         Address for all communications (except wire transfers):

                  18101 Von Karman Avenue
                  Suite 1700
                  Irvine, CA  92616
                  Attention:  General Counsel
                  Telephone No.: (949) 752-5588

         Address for wire transfers:

                  Bank: Bank of America
                        Concord, California

                  ABA Routing #:    121000358
                  Account #:        11013-01596
                  Acct Party:       Edison Mission Energy
                  Attn:             Debbie Waterdown

4.       NOTEHOLDERS

A.       MIDWEST PEAKER HOLDINGS, INC.

         Address for all communications (except wire transfers):

                  18101 Von Karman Ave.




                                    Sch. I-2

                  Suite 1700
                  Irvine, CA 92612
                  Attention: General Counsel
                  Telecopier No.:  (949) 752-5588


         Address for wire transfers:

                  Bank:  Bank of America
                         Concord, CA

                  ABA Routing #:    121000358
                  Account #:        12338-33939
                  Attn:             Debbie Waterdown


B.       CITICORP DEL-LEASE, INC.

         Address for all communications (except wire transfers):

                  989 E. Hillsdale Blvd.
                  Suite 300
                  Foster City, CA 94404-2401
                  Attention:  Contract Services
                  Tel No. 650-573-1200
                  Fax. No. 650-573-5669

         Address for wire transfers:

                  Bank: Citibank, NA
                  ABA Routing #: 021000089
                  Account #: 3846-9701
                  Notify:  Colleen Pollard
                  Reference: Midwest Generation/EME

5.       INITIAL INVESTOR

         CITICORP DEL-LEASE, INC.


                                    Sch. I-3

         Address for all communications (except wire transfers):

                  989 E. Hillsdale Blvd.
                  Suite 300
                  Foster City, CA 94404-2401
                  Attention:  Contract Services
                  Tel No. 650-573-1200
                  Fax. No. 650-573-5669

         Address for wire transfers:

                  Bank: Citibank, NA
                  ABA Routing #: 021000089
                  Account #: 3846-9701
                  Notify:  Colleen Pollard
                  Reference: Midwest Generation/EME
6.       AGENT

         Address for all communications (except wire transfers):

                  989 E. Hillsdale Blvd.
                  Suite 300
                  Foster City, CA 94404-2401
                  Attention:  Contract Services
                  Tel No. 650-573-1200
                  Fax. No. 650-573-5669

         Address for wire transfers:

                  Bank: Citibank, NA
                  ABA Routing #: 021000089
                  Account #: 3846-9701
                  Notify:  Colleen Pollard
                  Reference: Midwest Generation/EME


                                    Sch. I-4

7.       TRUSTEE

         Address for all communications (except wire transfers):

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE  19890-0001

         Address for wire transfers:

                  Wilmington Trust Company
                  Wilmington, Delaware
                  ABA No. 031100092
                  For credit to the account of
                  EME/CDL Trust
                  Account No. 52088-0 (Principal)
                  Attn: Mike Oller

8.       TRUST COMPANY

         Address for all communications (except wire transfers):

                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE  19890-0001

         For WTC individually (Fees&Expenses):

                  Wilmington Trust Company
                  Wilmington, Delaware
                  ABA No. 031100092
                  For credit to the account of
                  Corporate Trust Administration - Income Account
                  Account No. 9974-0 (Income)
                  Attn: Irene Lennon
                  Reference: Trustee Fees and Expenses


                                    Sch. I-5

                  Transaction Name: EME/CDL Trust

9.       COLLATERAL AGENT

         Address for all communications (except wire transfers):

                  989 E. Hillsdale Blvd.
                  Suite 300
                  Foster City, CA 94404-2401
                  Attention:  Contract Services
                  Tel No. 650-573-1200
                  Fax. No. 650-573-5669

         Address for wire transfers:

                  Bank: Citibank, NA
                  ABA Routing #: 021000089
                  Account #: 3846-9701
                  Notify:  Colleen Pollard
                  Reference: Midwest Generation/EME




                                    Sch. I-6

                                  SCHEDULE II
                                       TO
                            PARTICIPATION AGREEMENT

                               APPLICABLE MARGIN


                                   [TO COME]





                                    Sch. II-1

                                                                    EXHIBIT A-1
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                                  BILL OF SALE

         Midwest Generation, LLC, a Delaware limited liability company ("SELLER"), is the owner of certain items of Leased Equipment as defined in the Participation Agreement, dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Appendix 1 of the Participation Agreement.

         [For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller hereby sells, grants, conveys, transfers and assigns all of its right, title and interest, whether now owned or hereafter acquired, to the Leased Equipment described on Attachment A hereto to Lessor.]

         Seller warrants to Lessor, its successors and assigns, that there is conveyed to Lessor good title to the Leased Equipment covered hereby, free and clear of all liens, claims, rights or encumbrances of others (except the rights of Seller pursuant to the Lease and Permitted Liens) and Seller will warrant and defend such title forever against all claims and demands whatsoever.

         The rights and obligations of the parties under this agreement and each other Basic Document shall be governed by, and construed and interpreted in accordance with, the laws of New York, including section 5-1401 of the New York general obligations law but excluding all other choice of laws and conflicts rules of such State, except as to


                                     A1-1
matters relating to perfection and the effect of perfection or non-perfection of the security interest created hereunder, which shall be governed by, and construed in accordance with, section 9-103(1)(b) of the UCC.


                                     A1-2

         IN WITNESS WHEREOF, Seller has caused this BILL OF SALE to be executed and delivered by one of its duly authorized officers on _______ __, 20__.


                                        MIDWEST GENERATION, LLC


                                        By:
                                        Name:
                                        Title:








                                     A1-3

                                                                    EXHIBIT A-2
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                            ACCEPTANCE CERTIFICATE

                                    [Date]


TO: Lessor, the Investors and the Noteholders, pursuant to the Participation Agreement (the "PARTICIPATION AGREEMENT") dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT") (capitalized terms used herein shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement).

FROM:    Lessee

         Please refer to the above-captioned Participation Agreement. Lessee certifies to you as follows:

         1. That it has inspected, received, approved and accepted delivery of the Leased Equipment on Attachment A hereto as required under the Lease.


                                     A2-1

         2. That such Leased Equipment is subject to and governed by all of the provisions of the Lease and the other Basic Documents.

         3. That its representations and warranties set forth in SECTION 8 of the Participation Agreement are true and correct as of the date hereof as if such representations and warranties were set forth herein in full.

         IN WITNESS WHEREOF, Lessee has caused this ACCEPTANCE CERTIFICATE to be duly executed and delivered by one of its officers hereunto duly authorized this ______ ____ day of ________, 20__.


                                        MIDWEST GENERATION, LLC
                                        By:
                                        Name:
                                        Title:





                                     A2-2

                                                                    EXHIBIT B-1
                                                                             TO
                                                        PARTICIPATION AGREEMENT

                                   [FORM OF]
                    LESSEE/GUARANTOR OFFICER'S CERTIFICATE

         Pursuant to the Participation Agreement (the "PARTICIPATION AGREEMENT") dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON
SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT"). I, _______________, _______________ of [Lessee/Guarantor],
do hereby certify as follows (capitalized terms used herein shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement):

         1. The representations and warranties of [Lessee/Guarantor] contained in the Participation Agreement and other Basic Documents to which it is a party are true, correct and complete in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof (unless stated to be given as of an earlier date, in which case such representation or warranty shall be true and correct only as of such earlier date).

         2. [Lessee/Guarantor] has performed all material agreements on its part required to be performed under the Participation Agreement and the other Basic Documents to which it is a party on or prior to the date hereof.

         3. There exists on the date hereof no Lease Default or Lease Event of Default under the Lease or default under the Guaranty, as the case may be, except for Lease Defaults or Lease Events of Default under the Lease or defaults under the Guaranty, as the case may be which would not reasonably be expected to result in a Material Adverse Effect with respect to [Lessee/Guarantor].



                                     B1-1

         IN WITNESS WHEREOF, I have signed my name this _____ day of _____________, 20__.

                                        [LESSEE/GUARANTOR]

                                        By:
                                        Name:
                                        Title:














                                     B1-2

                                                                     EXHIBIT B-2
                                                                              TO
                                                         PARTICIPATION AGREEMENT


                                   [FORM OF]
                    LESSEE/GUARANTOR SECRETARY'S CERTIFICATE


         The undersigned, _________________, [Assistant] Secretary of
[Lessee/ Guarantor], a ______ [limited liability company/corporation] [("LESSEE"/"GUARANTOR")], pursuant to the Participation Agreement (the "PARTICIPATION AGREEMENT") dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT") does hereby certify as follows (capitalized terms used herein shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement):

         1. Attached hereto as EXHIBIT A is a true, correct and complete copy of [Lessee's/Guarantor's] [Certificate of Formation/Certificate of Incorporation], as amended and in effect on the date hereof, certified by the Secretary of State of the State of [its formation/incorporation].

         2. Attached hereto as EXHIBIT B is a true, correct and complete copy of [Lessee's/Guarantor's] [Operating Agreement/Articles of Incorporation and By-Laws], as amended and in effect on the date hereof, and such [Operating Agreement/Articles of Incorporation and Bylaws] have been in full force and effect since [_________], [19/20__] without modification or amendment.



                                     B2-1

         3. Attached hereto as EXHIBIT C are true, correct and complete copies of all resolutions adopted by the [Managers/Board of Directors] (and shareholders) of [Lessee/Guarantor] relating to the [Lease/Guaranty] and the other Basic Documents to which [Lessee/Guarantor] is a party, which resolutions have not been amended or rescinded and are in full force and effect on the date hereof.

         4. No proceeding for merger, consolidation, liquidation, reorganization or dissolution of [Lessee/Guarantor] or the sale of all or substantially all of its assets is pending or contemplated.

         5. The following persons are on the date hereof duly qualified and acting officers of [Lessee/Guarantor], duly elected or appointed to the offices set forth beside their respective names and signatures, and each such person who, as an officer of [Lessee/Guarantor], signed the [Lease/Guaranty], any of the other Basic Documents or any other document delivered before or on the date hereof in connection with such agreements and documents and the transactions contemplated therein was, at the respective times of such signing and delivery, and is now duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures:

       NAME         OFFICE             SIGNATURE
       ----         ------             ---------
       _______      _________          _____________

       _______      _________          _____________

       _______      _________          _____________




                                     B2-2

         IN WITNESS WHEREOF, I have signed my name this _____ day of _____________, 20__.

                                        [LESSEE/GUARANTOR]


                                        By:
                                        Name:
                                        Title:  [Assistant] Secretary


         I, ___________________, [Vice] President of [Lessee/Guarantor], hereby certify that ____________________ __ is on the date hereof the duly elected, qualified and acting [Assistant] Secretary of [Lessee/Guarantor], and that the signature set forth above is such person's true and correct signature.

Dated:  _________________, 20__

                                        [LESSEE/GUARANTOR]


                                        By:
                                        Name:
                                        Title:  [Vice] President




                                     B2-3

                                                                    EXHIBIT C-1
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                  OPINION OF COUNSEL TO LESSEE AND GUARANTOR

                                   [TO COME]





                                     C1-1

                                                                    EXHIBIT C-2
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                      OPINION OF COUNSEL TO NOTEHOLDERS

                                   [TO COME]








                                     C2-1

                                                                    EXHIBIT C-3
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                     OPINION OF SPECIAL COUNSEL TO TRUSTEE

                                   [TO COME]






                                     C2-2

                                                                    EXHIBIT C-4
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
              OPINION OF ILLINOIS COUNSEL TO LESSEE AND GUARANTOR

                                   [TO COME]







                                     C2-3

                                                                     EXHIBIT C-5
                                                                              TO
                                                         PARTICIPATION AGREEMENT


                                   [FORM OF]
              OPINION OF FERC COUNSEL TO LESSEE AND GUARANTOR

                                   [TO COME]







                                     C2-4

                                                                      EXHIBIT D
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                 [FORM OF]
                              ADVANCE REQUEST


                                   [Date]


TO: Agent, Collateral Agent, the Investors and the Noteholders, pursuant to the Participation Agreement (the "PARTICIPATION AGREEMENT") dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT") capitalized terms used herein shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement).

FROM:     Lessor, at the direction of the Lessee

RE:       FINANCIAL CLOSING

22. This Advance Request is hereby delivered by Lessor (on the basis of information provided by Lessee) pursuant to SECTION 5.1(m) of the Participation Agreement.

23.      The Closing Date is scheduled for ________________, 20__ .

24.      The amounts of the Advances are as follows:

                  Tranche A Loan: $____________________
                  Tranche B Loan: $____________________
                  Investor Contributions: $ ___________________

4.       The Advances are [LIBO Rate Advances/Alternate Base Rate Advances].

5        Advances shall be sent by wire transfer as follows:

         a. Each Noteholder or Investor, as the case may be, shall transfer its respective Advance to the following account of
                  Lessor:

                           Bank:
                           ABA Routing #:
                           Account #:
                           Reference:


         b. Lessee hereby instructs Lessor to distribute the funds as follows:

                           [information to be provided by Lessee]

6. All of the costs being funded pursuant to this Advance Request relate to the acquisition of the Leased Equipment subject to the Lease and the payment of Transaction Costs and all moneys advanced to Lessee pursuant to this Advance Request will be applied by Lessee pursuant to the Participation Agreement and the other Basic Documents.

7. In connection with the requested Advances, the Lessee hereby represents and warrants to you as follows:

         (a) The aggregate amount of the Advances will be applied as follows:

                  $_______________ will be applied to the acquisition of the Leased Equipment; and

                  $_______________ will be applied to the payment of Transaction Costs.

         (b) On the Closing Date, no Lease Default or Lease Event of Default has occurred and is continuing and no Lease Default or Lease Event of Default will occur as a result of, or after giving effect to, the Advances requested hereby.

         (c) All of the conditions precedent set forth in SECTION 5.1 of the Participation Agreement have been satisfied or waived.


                           EME/CDL TRUST

                           By:      Wilmington Trust Company, not
                                    in its individual capacity by
                                    solely as trustee of EME/CDL
                                    Trust, a Delaware business
                                    trust

                           By:_________________________
                           Name:_______________________
                           Title:________________________


                           MIDWEST GENERATION, LLC

                           By:_________________________
                           Name:_______________________
                           Title:________________________

                                                                      EXHIBIT E
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                    [FORM OF]
                                 INVESTORS LETTER


[Name and Address of Investor]
Re:      EME/CDL TRUST
Attn:    Corporate Trust Department

Ladies and Gentlemen:

         Capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in that certain Participation Agreement (the "PARTICIPATION AGREEMENT"), dated as of June 23, 2000 among MIDWEST GENERATION, LLC, a Delaware limited liability company, as lessee ("LESSEE"), EDISON MISSION ENERGY, a California corporation, as guarantor ("GUARANTOR"), EME/CDL TRUST, a trust created under the laws of the State of Delaware, as lessor ("LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT")(capitalized terms used herein shall have the meanings ascribed thereto in Appendix 1 to the Participation Agreement).
The undersigned has agreed to purchase the interest of ________________ as an Investor under the Participation Agreement and the other Basic Documents (as defined therein), representing an Investor's Amount of (amount) Dollars ($________) (the "INTEREST"), and desires that Lessor authenticate and deliver to the undersigned and to each Lessor an amended Certificate Register evidencing the Investor's Amount of the undersigned pursuant to SECTION 21.7(f) of the Participation Agreement. The undersigned hereby represents and warrants as of the date hereof to the addressees hereof as follows:

                  (a) The undersigned is not (i) an "employee benefit plan" (or related trust) as defined in SECTION 3(3) of ERISA, which is subject to Title I of ERISA, (ii) a "plan" (or related trust) as defined in
         SECTION 4975(e)(1) of the Code, or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such employee benefit plan or plan, and the acquisition of the undersigned of the Interest will not give rise to a nonexempt prohibited transaction under SECTION 406(a) of ERISA or SECTION 4975(c)(1)(A)-(D) of the Code;

                  (b) The Interest is being acquired by the undersigned for investment and not with a view to the resale or distribution of such Interest or any part thereof, but without prejudice, however, to the right of the undersigned at all times to sell or otherwise dispose of all or any part of such Interest under a registration available under the Securities Act or under an exemption from such registration available under such Act, it being understood that (subject to SECTION
         21.7 of the Participation Agreement) the disposition by the undersigned of the Interest to be purchased by the undersigned shall, at all times, remain entirely within its control; and

                  (c) The undersigned agrees to treat the Interest for federal, state and local income and franchise tax purposes as indebtedness of Lessee.

         The undersigned hereby advises you of the following administrative details with respect to the Interest:

                  1. Address for Notices: [          ].

                  2. Payment Instructions: [           ].


                                        Very truly yours,


                                        By:
                                        Name:
                                        Title:

                                                                      EXHIBIT F
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                                   [FORM OF]
                        CONTINUATION/CONVERSION NOTICE


[_________________________], as Agent

Attention:        [_________]

                  MIDWEST GENERATION SYNTHETIC LEASE

Ladies and Gentlemen:

         This Continuation/Conversion Notice is delivered to you pursuant to
SECTION 3.6 of the Participation Agreement, dated as of June 23, 2000 (together with all amendments, supplements and other modifications, if any, from time to time thereafter made thereto, the "PARTICIPATION AGREEMENT"), among MIDWEST GENERATION, LLC, as lessee (the "LESSEE"), EDISON MISSION ENERGY, as guarantor (the "GUARANTOR"), EME/CDL TRUST, a Delaware business trust (the "LESSOR"), THE INVESTORS PARTY TO THE TRUST AGREEMENT, as Investors, WILMINGTON TRUST COMPANY, as Trustee under the Trust Agreement, THE PERSONS LISTED AS NOTEHOLDERS ON SCHEDULE I THERETO, as Noteholders, CITICORP NORTH AMERICA, INC. as Administrative Agent for the Noteholders and Investors (the "AGENT") and CITICORP NORTH AMERICA, INC., as Collateral Agent for the Noteholders (the "COLLATERAL AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in Appendix I to the Participation Agreement.

         The Lessor, at the direction of the Lessee, hereby requests that on __________, ____,

         (1) $_________ of the presently outstanding principal amount of the [Tranche [__] Loans]/[Investor Contributions] originally made on the Closing Date,

         (2) and all presently being maintained as [Alternative Base Rate Advances] [LIBO Rate Advances],

         (3)      be [continued as] [converted into],

         (4) [LIBO Rate Advances having an Interest Period of _______ months] [Alternative Base Rate Advances].

         The Lessor has caused this Continuation/Conversion Notice to be executed and delivered by its Authorized Representative this ___ day of ___,
____.

                                        EME/CDL TRUST

                                        By: Wilmington Trust Company, not
                                            in its individual capacity by
                                            solely as trustee of EME/CDL
                                            Trust, a Delaware business
                                            trust

                                        By:
                                        Name:
                                        Title:


                                        MIDWEST GENERATION, LLC

                                        By:_________________________
                                        Name:_______________________
                                        Title:________________________

                                                                            PAGE


                                                                     APPENDIX 1
                                                                             TO
                                                        PARTICIPATION AGREEMENT


                         DEFINITIONS AND INTERPRETATION

         A. INTERPRETATION. In each Basic Document, unless a clear contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Basic Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Basic Document), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Basic Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Basic Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Basic Document as a whole and not to any particular Article, Section or other provision thereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

                  (ix) with respect to any rights and obligations of the parties under the Basic Documents, all such rights and obligations shall be construed to the extent permitted by Applicable Law.

         B. COMPUTATION OF TIME PERIODS. For purposes of computation of periods of time under the Basic Documents, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

         C. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified in any Basic Document, all terms of an accounting character used therein shall be interpreted, all accounting determinations thereunder shall be made, and any financial statements required to be delivered thereunder shall be prepared, in accordance with GAAP.

         D. CONFLICT IN BASIC DOCUMENTS. If there is any conflict between any Basic Documents, such Basic Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Participation Agreement shall prevail and control.

         E. LEGAL REPRESENTATION OF THE PARTIES. The Basic Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Basic Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         F.       DEFINITIONS:

         "ACCEPTANCE CERTIFICATE" shall mean the acceptance certificate from Lessee to Lessor with respect to the Leased Equipment to be leased by Lessor to Lessee under the Lease, substantially in the form of Exhibit A-2 to the Participation Agreement.

         "ADVANCE REQUEST" shall have the meaning given such term in Section 3.5 of the Participation Agreement.

         "ADVANCES" shall mean the Loans and Investor Contributions.

         "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, PROVIDED (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

         "AFTER-TAX BASIS" shall mean, in the context of determining the amount of a payment to be made on such basis, the payment of an amount which, after reduction by the net increase in Taxes of the recipient (actual or constructive) of such payment, which net increase shall be calculated by taking into account any reduction in such Taxes resulting from any tax benefits realized or to be realized by the recipient as a result of such payment, shall be equal to the amount required to be paid. In calculating the amount payable by reason of this provision in the case of any person that is a U.S. Person, all income taxes payable and tax benefits realized or to be realized shall be determined on the assumptions that (i) the recipient is subject to (a) U.S. Federal income taxes at the highest marginal rate then applicable to corporations for the relevant period or periods, and (b) state and local income taxes at the highest marginal rates then applicable to corporations for the relevant period or periods, and
(ii) all related tax benefits are utilized (a) with regard to U.S. Federal income taxes, at the highest marginal rates then applicable to corporations for the relevant period or periods, and (b) with regard to state and local income taxes, at the highest marginal rate then applicable to corporations for the relevant period or periods.

         "AGENCY FEE" shall mean the Agency Fee payable by EME to CDL on the Closing Date in accordance with the Fee Letter.

         "AGENT" shall mean Citicorp North America, Inc., as Administrative Agent pursuant to Section 19.1 of the Participation Agreement.

         "AGENT-RELATED PERSONS" shall mean the Agent, together with its respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "ALTERNATE BASE RATE" shall mean a fluctuating interest rate per annum equal at all times to the highest of:

                  (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate; or

                  (b) for any day, 1/2 of one percent per annum above the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Citibank, N.A. from three Federal funds brokers of recognized standing selected by it.

         "AMENDMENTS" shall have the meaning given such term in Section 21.4(b) of the Participation Agreement.

         "APPLICABLE LAW" shall mean all applicable laws, rules, regulations (including Environmental Laws), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment) affecting Lessee, Guarantor or the Leased Equipment.

         "APPLICABLE MARGIN" shall mean, with respect to a Base Rate Advance or a LIBO Rate Advance, a percentage amount determined in accordance with Schedule II to the Participation Agreement.

         "APPRAISAL" shall mean an appraisal, prepared by Appraiser, of the Leased Equipment, pursuant to the Participation Agreement or the Lease.

         "APPRAISED VALUE" shall mean, with respect to the Leased Equipment or any part thereof, as of any date of determination, the Fair Market Value of such Leased Equipment or part as set forth in the Appraisal therefor.

         "APPRAISER" shall mean Deloitte & Touche or such other independent appraisal company as may be selected by Lessor.

         "ASSIGNEE" shall have the meaning given such term in Section 6.8.1 of the Credit Agreement.

         "ASSIGNOR" shall have the meaning given such term in Section 6.8.1 of the Credit Agreement.

         "ASSIGNMENT AGREEMENT" shall mean the Assignment Agreement dated as of June 23, 2000 among the Lessor, the Collateral Agent for the benefit of the Noteholders, the Depositary Bank and the Noteholders.

         "AUCTION" shall have the meaning given such term in Section 12.4 of the Lease.

         "AUCTION PURCHASER" shall have the meaning given such term in Section 12.6(a) of the Lease.

         "AUCTION SALE PRICE" shall have the meaning given such term in Section 12.6(a) of the Lease.

         "AUTHORITY" shall mean any applicable foreign, federal, state, county, municipal or other government, quasi-government or regulatory authority, agency, board, body, commission, instrumentality, court or tribunal, or any political subdivision of any thereof, or any arbitrator or panel of arbitrators.

          "AUTHORIZED REPRESENTATIVE" shall mean, relative to a Person, those of its officers and employees whose signatures and incumbency shall have been certified to the other Parties to the Participation Agreement pursuant to
Section 5.1 of the Participation Agreement.

         "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time, 11 U.S.C. Section 101 ET SEQ.

         "BASE RATE ADVANCE" shall mean an Advance bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate plus Applicable Margin from time to time in effect.

         "BASIC DOCUMENTS" shall mean the Participation Agreement, the Lease, the Memorandum of Lease, the Deeds, the ComEd Consent, the Guaranty, the Credit Agreement, the Notes, the Certificates, the Bill of Sale, the Intercompany
Note, the Assignment Agreement and the Trust Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the Lease Financing Parties.

         "BASIC RENT" shall mean the sum of (i) Tranche A Basic Rent, (ii) Tranche B Basic Rent and (iii) Investor Basic Rent, calculated as of the applicable Payment Date.

         "BILL OF SALE" shall mean the bill of sale executed in favor of Lessor with respect to the Leased Equipment to be transferred by Lessee to Lessor, substantially in the form of Exhibit A-1 to the Participation Agreement.

         "BOARD OF DIRECTORS" shall mean, with respect to a corporation, either the board of directors or any duly authorized committee of that board of directors which, pursuant to the bylaws of such corporation, has the same authority as that board of directors as to the matter at issue.

         "BUSINESS DAY" shall mean any day on which Federal and state chartered banks in Wilmington, Delaware and New York are open for commercial banking business and, solely with respect to determinations of Interest Periods for LIBO Rate Advances, dealings in United States dollars are carried on in the London interbank market.

         "CAPEX CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of May 9, 2000, by and among Holdings, Societe Generale and Bayerische Landesbank Girozentrale.

         "CAPITALIZED LEASE LIABILITIES" of any Person shall mean all monetary obligations of such Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of each Basic Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CASH EQUIVALENT INVESTMENT" shall mean, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government or an agency thereof; or

                  (b) other investments in securities or bank instruments rated at least "A" by S&P and "A2" by Moody's or "A-1" by S&P and "P-1" by Moody's and with maturities of less than 366 days; or

                  (c) other securities as to which Lessee has demonstrated, to the satisfaction of the Agent, adequate liquidity through secondary markets or deposit agreements.

         "CASHFLOW AVAILABLE FOR FIXED CHARGES" shall mean, in respect of any period, the excess, if any, of Revenues (excluding (i) proceeds of any permitted asset sale, (ii) amounts available in the Cashflow Recapture Fund and (iii) payments made by Edison Mission Energy under or in respect of the Intercompany
Note) during such period OVER Operating Expenses during such period.

         "CASHFLOW RECAPTURE FUND" shall have the meaning given such term in the Holdings Credit Agreement.

         "CATEGORY OF LEASED EQUIPMENT" shall mean any category of Leased Equipment as set forth on Schedule 4 to the Lease.

         "CDL" shall mean Citicorp Del-Lease, Inc., a Delaware corporation.

         "CERCLIS" shall mean the Comprehensive Environmental Response Compensation Liability Information System List.

         "CERTIFICATES" shall mean the trust certificates issued to the Investors pursuant to Article IV of the Trust Agreement.

         "CLAIMS" shall mean liabilities, obligations, damages, losses, demands, penalties, interest, fines, claims, actions, suits, judgments, settlements, and reasonable costs, fees, expenses and disbursements (including legal fees, (including allocated time charges of internal counsel) and expenses and costs of investigation) whether any of the foregoing be founded or unfounded, of any kind and nature whatsoever.

         "CLOSING" shall have the meaning given such term in Section 3.9 of the Participation Agreement.

         "CLOSING DATE" shall have the meaning given such term in Section 3.9 of the Participation Agreement.

         "CLOSING FEE" shall mean the Closing Fee payable by EME to CDL on the Closing Date in accordance with the Fee Letter.

         "CODE" shall mean the Internal Revenue Code of 1986 and the regulations promulgated from time to time under and pursuant thereto, as amended.

         "COLLATERAL AGENT" shall mean Citicorp North America, Inc. as Collateral Agent pursuant to Section 12 of the Assignment Agreement.

         "COMED" shall mean Commonwealth Edison Company, an Illinois corporation.

         "COMED AGREEMENTS" shall mean the following agreements, collectively, each dated as of December 15, 1999, and each between ComEd and Midwest: Power Purchase Agreement; Peaker Control Agreement; Facilities, Interconnection and Easement Agreement (Crawford Station); Facilities, Interconnection and Easement

Agreement (Fisk Station); Facilities, Interconnection and Easement Agreement (Joliet 9 Station); Facilities, Interconnection and Easement Agreement (Waukegan Station); Facilities, Interconnection and Easement Agreement (Calumet Peaker
Site); Facilities, Interconnection and Easement Agreement (Bloom Peaker Site); Facilities, Interconnection and Easement Agreement (Electric Junction Peaker
Site); Facilities, Interconnection and Easement Agreement (Lombard Peaker Site); and Facilities, Interconnection and Easement Agreement (Sabrooke Peaker Site).

         "COMED CONSENT" shall mean the Consent to Sale of Assets, dated as of July 10, 2000, by and among ComEd, Midwest and the Lessor.

         "CONTINGENT LIABILITY" shall mean any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby; PROVIDED, HOWEVER, that if the maximum amount of the debt, obligation or other liability guaranteed thereby has not been established, the amount of such Contingent Liability shall be the maximum reasonably anticipated amount of the debt, obligation or other liability.

         "CONTINUATION/CONVERSION NOTICE" shall have the meaning given such term in Section 3.6 of the Participation Agreement.

         "CONTRACTUAL OBLIGATION" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTRIBUTOR" shall mean Citicorp Del-Lease, Inc.

         "CONTROLLED GROUP" shall mean, with respect to any Person, all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with such Person are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of June 23, 2000 among EME/CDL Trust as Lessor, Midwest Peaker Holdings, Inc. as Tranche A Noteholder, Citicorp Del-Lease, Inc. as Tranche B Noteholder and Citicorp North America, Inc. as Administrative Agent for the Participants.

         "CREDIT AGREEMENT DEFAULT" shall mean any Credit Agreement Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute a Credit Agreement Event of Default.

         "CREDIT AGREEMENT EVENT OF DEFAULT" shall have the meaning given such term in Section 5.1 of the Credit Agreement.

         "DEBT RATING" shall mean, as to any Person, a rating by each of Moody's and S&P of such Person's long-term debt which is not secured or supported by a guarantee, letter of credit or other form of credit enhancement. If Moody's or S&P shall have changed its system of classification after the date of the Participation Agreement, a Person's Debt Rating shall be considered to be at or above a specified level if it is at or above the new rating which most closely corresponds to the specified level under the old rating system.

         "DEBT SERVICE COVERAGE RATIO" shall mean, for any period, the ratio of
(a) Cashflow Available for Fixed Charges for such period to (b) Fixed Charges for such period.

         "DEEDS" shall mean the nine Special Warranty Deeds, each dated as of June 23, 2000, by Midwest Generation, LLC in favor of EME/CDL Trust.

         "DEFAULT" shall mean a Lease Default or a Credit Agreement Default.

         "DEPOSITARY BANK" shall mean Citibank, N.A. as Depositary Bank pursuant to Section 12 of the Assignment Agreement.

         "DESIGNATED LEASE LIABILITIES" shall have the meaning ascribed thereto in the Holdings Credit Agreement.

         "DISCOUNT RATE" shall mean 7.25% per annum.

         "DOLLARS" and the sign "$" shall mean lawful money of the United
States.

         "DOMESTIC OFFICE" shall mean, (a) relative to any Noteholder, the office of such Noteholder designated on Schedule I of the Participation Agreement, or designated in the Lender Assignment Agreement pursuant to which such Noteholder became a Noteholder under the Credit Agreement or such other office of a Noteholder (or any successor or assign of such Noteholder) within the United States as may be designated from time to time by notice from such Noteholder, as the case may be, to each other Person party to the Credit Agreement and (b) relative to any Investor, the office of such Investor designated on Schedule I of the Participation Agreement, or designated in the Trust Agreement pursuant to which such Investor became an Investor under the Trust Agreement or such other office of an Investor (or any successor or assign of such Investor) within the United States as may be designated from time to time by notice from such Investor, to each other Person party to the Trust Agreement. A Noteholder or Investor may have separate Domestic Offices for purposes of making, maintaining or continuing, as the case may be, Base Rate Advance.

         "EDISON INTERNATIONAL" shall mean Edison International, a California corporation.

         "EDISON MISSION ENERGY" shall mean Edison Mission Energy, a California corporation.

         "EME" shall mean Edison Mission Energy, a California corporation.

         "EMOC" shall mean Edison Mission Overseas Co., a Subsidiary of Holdings and a limited liability company organized under the laws of Delaware.

         "EMPLOYEE BENEFIT PLAN" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including any multiemployer plan (within the meaning of Section 3(37)(A) of ERISA)), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

         "END OF TERM APPRAISAL" shall mean an appraisal, prepared by the Appraiser, of the Leased Equipment and delivered to the Financing Parties pursuant to Section 7.1 of the Participation Agreement.

         "ENVIRONMENTAL CLAIMS" shall have the meaning given such term in
Section 6.7 of the Participation Agreement.

         "ENVIRONMENTAL LAWS" shall mean the Resource Conservation and Recovery Act of 1976, (RCRA) 42 U.S.C. Sections 6901-6992k, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601-9657 ET SEQ., (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Clean Air Act, 42 U.S.C. Sections 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq., the Clean Water Act, 33 U.S.C. Sections 401 et seq., and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, binding consent decrees, judgments or injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health, natural resources or Hazardous Materials or their clean-up, remediation or response, to the extent any of the foregoing are applicable to the Leased Equipment.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" shall mean, with respect to any Person, any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person or is under common control (within the meaning of Section 414(c) of the Code) with such Person.

         "EVENT OF DEFAULT" shall mean a Lease Event of Default or a Credit Agreement Event of Default.

         "EVENT OF LOSS" shall mean each of (i) loss or damage to the Leased Equipment that (a) renders the Leased Equipment permanently unfit for normal use or (b) in the reasonable judgment of the Lessor, is likely to materially diminish the Fair Market Value, useful life or residual value of the Leased Equipment and (ii) seizure, condemnation, confiscation or taking of, or requisition of title to or use of (x) all of the Leased Equipment by any Authority or (y) less than all of the Leased Equipment by any Authority and, in the reasonable judgment of the Lessor, the Fair Market Value, useful life or residual value of the Leased Equipment is materially diminished.

         "EXCESS CASHFLOW" shall have the meaning ascribed thereto in the Holdings Credit Agreement.

         "EXCLUDED AMOUNTS" shall mean:

                  (a) all indemnity payments and expenses to which Lessor, any Investor or any Noteholder (or the respective successors, assigns, agents, officers, directors or employees of any such Person) is entitled pursuant to the Basic Documents;

                  (b) any amounts payable under any Basic Document to reimburse Lessor, any Investor, any Noteholder, the Agent, the Collateral Agent, the Depositary Bank or the Trustee (including the reasonable expenses of Lessor, any Investor, any Noteholder, the Agent, the Collateral Agent, the Depositary Bank or the Trustee incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Basic Document;

                  (c) any insurance proceeds under policies maintained by Lessor, any Investor or any Noteholder and not required to be maintained by Lessee under the Lease;

                  (d) any insurance proceeds (or corresponding amounts with respect to risks that are self-insured by Lessee and the amounts of any policy deductibles) under liability policies payable to the Agent, the Collateral Agent, any Investor or any Noteholder (or the respective successors, assigns, agents, officers, directors or employees of any Investor or any Noteholder);

                  (e) any amount payable in respect of Transaction Costs or any other costs payable pursuant to Section 20 of the Participation Agreement; and

                  (f) any payments of interest on payments referred to in clauses (a) through (e) above.

         "EXCLUDED TAXES" shall have the meaning given such term in Section 6.3(b) of the Participation Agreement.

         "FAIR MARKET VALUE" shall mean, with respect to the Leased Equipment or any part thereof as of any date, the price a purchaser would pay to purchase such Leased Equipment or part in an arm's-length transaction between a willing buyer and a willing seller, neither of them being under any compulsion to buy or sell.

         "FEDERAL FUNDS RATE" shall mean for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "FEE LETTER" shall have the meaning given to such term in Section 3.15 of the Participation Agreement.

         "FINAL MATURITY DATE" shall mean the fifth anniversary of the Closing Date or such later date established pursuant to a Renewal Term, but in no event later than July 9, 2010; PROVIDED, that the Final Maturity Date shall be a Payment Date.

         "FINANCING PARTIES" shall mean the Noteholders, the Investors and the Lessor, collectively.

         "FISCAL QUARTER" shall mean any quarter of a Fiscal Year.

         "FISCAL YEAR" shall mean any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., the "1999 Fiscal Year") refers to the Fiscal Year ending on December 31 occurring during such calendar year.

         "FIXED CHARGES" shall mean, in respect of any period, an amount equal to the aggregate of, without duplication, (i) all interest due and payable on any Indebtedness of Holdings PLUS or MINUS any net amount due and payable in respect of Interest Rate Hedging Transactions during such period, including (A) all capitalized interest and (B) the interest portion of any deferred payment obligation, (ii) amounts due and payable in respect of fees on Indebtedness permitted to be incurred by Holdings during such period, (iii) amounts due and payable to any lenders of Holdings with respect to the deduction of withholding tax on such payments during such period, (iv) the interest portion of any deferred payment obligation due and payable during such period, (v) the aggregate amount of the Lease Obligations due and payable during such period,
(vi) all other amounts due and payable by the Loan Parties with respect to Indebtedness permitted to be incurred by the Loan Parties under the Lessee Financing Documents during such period, (vii) all dividends accrued or paid during such period to any Person other than EME or an Affiliate of EME and
(viii) all amounts due and payable during such period in respect of any obligation to repurchase or redeem warrants, preferred stock or other similar obligations.

         "FREE CASHFLOW" shall mean, for any period, the excess if any, of (i) Cashflow Available for Fixed Charges for such period OVER (ii) the sum of (x) Fixed Charges for such period and (y) amounts required to be deposited into the Cashflow Recapture Fund; PROVIDED that Free Cashflow shall be zero in the event that any of the following conditions has not been satisfied: (i) Holdings has paid all amounts then due and payable in respect of (x) all monetary obligations of the Loan Parties arising under or in connection with the Holdings Credit Agreement and any agreements or instruments related thereto and (y) any Indebtedness of Holdings that is a Secured Obligation; (ii) no Default, Event of Default or Maturity Event (each as defined in the Holdings Credit Agreement) shall have occurred and be continuing or will occur after giving effect to the making of such payment; and (iii) (A) the Debt Service Coverage Ratio for the 12-month period ended on the last day of the immediately preceding Fiscal Quarter (or, in respect of any Quarterly Payment Date prior to January 1, 2001, the Debt Service Coverage Ratio for the period commencing on January 1, 2000 and ending on the last day of the immediately preceding Fiscal Quarter), (B) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first day of the then current Fiscal Quarter and (C) the projected Debt Service Coverage Ratio for the 12-month period commencing on the first anniversary of the first day of the then current Fiscal Quarter, in each case shall be no less than 1.75 to 1.00.

         "F.R.S. BOARD" shall mean the Board of Governors of the Federal Reserve System or any successor.

         "GAAP" shall mean, with respect to any Person, generally accepted accounting principles in the United States as in effect from time to time applied on a basis consistent (except for changes concurred in by such Person's independent public accountants) with such Person's most recent audited consolidated financial statements.

         "GOVERNMENTAL APPROVAL" shall have the meaning given such term in
Section 8.3 of the Participation Agreement.

         "GUARANTOR" shall mean Edison Mission Energy, a California corporation.

         "GUARANTY" shall mean the Guaranty Agreement, dated as of June 23, 2000, made by EME in favor of the Lessor and Lessee.

         "HAZARDOUS MATERIAL" shall mean any substance, waste or material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous by listing, characteristic or definition under any Environmental Law, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by-products and other hydrocarbons and also including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS") and radon gas.

         "HOLDINGS" shall mean Edison Mission Midwest Holdings Co., a Delaware corporation.

         "HOLDINGS CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of December 15, 1999, by and among Edison Mission Midwest Holdings Co., the Holdings Lenders (as defined therein) and The Chase Manhattan Bank, as the Administrative Agent (as defined therein).

         "IMPROVEMENTS" shall have the meaning given such term in Section 8 of the Lease.

         "INDEBTEDNESS" of any Person shall mean, without duplication:

                  (a) all indebtedness for borrowed money;

                  (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof or is evidenced by a note or other instrument, except trade accounts arising in the ordinary course of business;

                  (c) all reimbursement obligations with respect to surety bonds, letters of credit (to the extent not collateralized with cash or Cash Equivalent

         Investments), bankers' acceptances and similar instruments (in each case, whether or not matured);

                  (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

                  (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property);

                  (f) all Capitalized Lease Liabilities;

                  (g) all net obligations with respect to sales of foreign exchange options;

                  (h) all indebtedness referred to in CLAUSES (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and con tracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

                  (i) all Contingent Liabilities.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partner ship or joint venture in which such Person is a general partner or a joint venturer.

         "INDEMNITEE" shall mean the Agent, the Collateral Agent, the Depositary Bank, each Noteholder, each Investor, the Trustee and the Lessor, and their respective

Affiliates and the successors, assigns, directors, officers, employees, members, partners and agents thereof.

         "INITIAL INVESTOR" shall mean Citicorp Del-Lease, Inc.

         "INSOLVENCY EVENT" shall mean, with respect to any Person, any event pursuant to which (i) such Person makes an assignment for the benefit of creditors, files a petition in bankruptcy, petitions or applies to any tribunal for the appointment of a custodian, receiver or any trustee for it or for a substantial part of its property, commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, consents or acquiesces in the filing of any such petition, application, proceeding or appointment of or taking possession by the custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of such Person or any substantial part of its property, or admits its inability to pay its debts generally as they become due, or authorizes any of the foregoing to be done or taken on behalf of such Person; or (ii) any involuntary case is commenced against any Person and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case.

         "INTERCOMPANY NOTE" shall mean the Promissory Note, dated as of June 23, 2000, by EME in favor of Midwest Generation, LLC.

         "INTERCREDITOR AGREEMENT" shall mean the Collateral Agency and Intercreditor Agreement, dated as of December 15, 1999, among The Chase Manhattan Bank, MGE, Holdings, EMOC, Midwest Generation LLC, Collins Holdings EME, LLC, Collins Trust I, Collins Trust II, Collins Trust III, Collins Trust IV, Midwest Funding LLC, each Holder Representative (as defined therein), Citibank N.A. as Depositary Agent (as defined therein), Bayerische Landesbank International S.A., Citibank, N.A. as Depositary Bank (as defined therein) and Citibank N.A. as Holdings Collateral Agent (as defined therein).

         "INTEREST AMOUNT" shall mean for any Interest Period, an amount equal to the applicable Interest Rate on the aggregate Noteholder Amount PLUS the applicable Yield on the aggregate Investor Amount.

         "INTEREST PAYMENT DATE" shall have the meaning given such term in
Section 3.13(f) of the Participation Agreement. "INTEREST PERIOD" shall mean, relative to any LIBO Rate Advance, the period beginning on (and including) the date on which such LIBO Rate Advance is made or continued as, or converted into, a LIBO Rate Advance pursuant to the Participation Agreement and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months (or such longer or shorter period as the Noteholders or Investors, as the case may be, determine is available) thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Lessor may select in its relevant notice pursuant to Section 3.6 of the Participation Agreement; PROVIDED, HOWEVER, that:

                  (a) all outstanding LIBO Rate Advances shall have the same Interest Period;

                  (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (c) no Interest Period may end later than the Final Maturity Date.

         "INTEREST RATE" shall mean the applicable rate payable from time to time on the Notes during the Lease Term, which rate (i) relating to a LIBO Rate Advance for each Interest Period shall be equal to the LIBO Rate for such Interest Period plus the Applicable Margin (subject to Section 4.1 of the Participation Agreement), each such rate to be determined by the Agent and (ii) relating to a Base Rate Advance shall equal the Alternative Base Rate in effect from time to time plus the Applicable Margin.

         "INTEREST RATE HEDGING TRANSACTIONS" shall mean, as to any Loan Party, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person in order to protect against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, and, in any event, not for speculative purposes.

         "INVESTMENT" shall mean, relative to any Person:

                 (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                 (b) any Contingent Liability of such Person; and

                 (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "INVESTOR" shall have the meaning given such term in the Trust Agreement, and shall include, but is not limit ed to, the Initial Investor.

         "INVESTOR AMOUNT" shall mean, with respect to any Investor, as of the date of determination, the aggregate face amount of the Certificates held by such Investor pursuant to the Trust Agreement.

         "INVESTOR BASIC RENT" shall mean the Yield due on the Investor Contributions on any Interest Payment Date pursuant to the Participation Agreement and the Trust Agreement.

         "INVESTOR CONTRIBUTION" shall have the meaning given such term in
Section 3.3 of the Participation Agreement.

         "INVESTOR PARTICIPANT" shall have the meaning given such term in
Section 21.8 of the Participation Agreement.

         "INVESTOR PURCHASE OPTION" shall have the meaning given such term in
Section 12.5(d) of the Lease.

         "INVESTOR PURCHASE PRICE" shall have the meaning given such term in
Section 12.5(d) of the Lease.

         "INVESTOR'S LETTER" shall mean the letter delivered to the Lessor in substantially the form of Exhibit E to the Participation Agreement.

         "LEASE" shall mean the Lease Agreement between Lessor and Lessee, dated June 23, 2000.

         "LEASE DEFAULT" shall mean any condition, event or act, which with notice or lapse of time or both would become a Lease Event of Default.

         "LEASE EVENT OF DEFAULT" shall have the meaning given such term in
Section 14 of the Lease.

         "LEASE EXPIRATION DATE" shall mean the earlier of (a) the date the Lease is terminated pursuant to the Lease in connection with a Lease Event of Default or otherwise and (b) the Final Maturity Date.

         "LEASE FINANCING DOCUMENTS" shall mean the Participation Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Assignment

Agreement, the Guaranty and each other agreement, document or instrument delivered in connection with any of the foregoing.

         "LEASE FINANCING PARTIES" shall mean, collectively, the Noteholders, the Investors and the Lessor.

         "LEASE OBLIGATIONS" shall mean the obligations of the Lessee and Collins Holdings EME, LLC to make basic lease rent, basic sublease rent, renewal lease rent, renewal sublease rent, supplemental lease rent, supplemental sublease rent and other payments under the Facility Subleases and the Facility Leases (as defined in the Holdings Credit Agreement) and under the Lease.

         "LEASE TERM" shall have the meaning given such term in Section 3 of the Lease.

         "LEASED EQUIPMENT" shall mean the combustion turbines as described on
Schedule 1 to the Lease, purchased by Lessor and leased to Lessee pursuant to the Lease.

         "LESSEE" shall mean Midwest Generation, LLC, a Delaware limited liability company.

         "LESSEE ACCOUNT" shall mean the account established by the Lessee into which the proceeds of the Advances shall be deposited by Lessor as payment for the Leased Equipment.

         "LESSEE COLLATERAL" shall mean all assets of the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by the Security Documents.

         "LESSEE FINANCING DOCUMENTS" shall mean the Holdings Credit Agreement, the CAPEX Credit Agreement and all other Indebtedness of Holdings and the Lessee.

         "LESSEE INDEMNITEE" shall mean (i) an Indemnitee and (ii) the Guarantor and the Affiliates and the directors, officer, employees and agents thereof.

                                                                            PAGE

         "LESSEE PURCHASE FIXED PRICE" shall have the meaning given such term in
Section 12.3 of the Lease.

         "LESSEE PURCHASE OPTION" shall have the meaning given such term in
Section 12.3 of the Lease.

         "LESSEE SECURED OBLIGATIONS" shall have the meaning given such term in
Section 17 of the Lease.

         "LESSOR" shall mean EME/CDL Trust, a statutory business trust created under the laws of the State of Delaware.

         "LESSOR ACCOUNT" shall have the meaning given such term in Section 10(a) of the Assignment Agreement.

         "LESSOR COLLATERAL" shall have the meaning given such term in Section 2 of the Assignment Agreement.

         "LESSOR LIENS" shall mean Liens on or against any or all of the Leased Equipment or any part thereof, the Lease, the Trust Estate or any payment of Rent which result from (a) any act of, or any Claim against, any Investor, any Noteholder, Trustee, Trust Company, Lessor, Collateral Agent or Agent in any case unrelated to the transactions contemplated by the Basic Documents, (b) any Tax owed by any such Person, except for any Tax required to be paid by Lessee under the Basic Documents, including any Tax for which Lessee is obligated to indemnify such Person, or (c) any act or omission of such Person which is prohibited by the Basic Documents.

         "LIBO RATE" shall mean, with respect to any Interest Period, the Telerate LIBOR Rate applicable to such Interest Period or, if the Telerate LIBOR Rate ceases to be reported, the London Interbank Offered Rate applicable to such Interest Period, where:

                  "LONDON INTERBANK OFFERED RATE" shall mean, with respect to each Interest Period, the average rate per annum equal to the average rate of interest

                                                                            PAGE

         at which deposits in Dollars (in the approximate amount equal to the aggregate outstanding principal balance of the Notes or Certificates, as the case may be, and for a period of time comparable to the applicable Interest Period) are offered to the Agent and two other major banks selected by the Agent in the London interbank market at approximately 11:00 a.m. (London time) two Business Days before the first day of such Interest Period for delivery on the first day of such Interest Period; and

                  "TELERATE LIBOR RATE" shall mean, with respect to a Interest Period, the rate of interest per annum at which deposits in Dollars are offered to major banks in the London interbank market at approximately 11:00 a.m. (London time) for a period of time comparable to the applicable Interest Period, as reported by the Telerate System page 3750 (or such other page as may replace such page 3750 on such system for the purpose of reporting London Interbank Offered Rates of major banks) under the heading for British Bankers Association Interest Settlement Rates in the column designated "USD" (U.S. Dollar), two Business Days before the first day of such In terest Period for delivery on the first day of such Interest Period.

         "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Advance to be made, continued or maintained as, or converted into, a LIBO Rate Advance for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest whole multiple of l/100 of 1%) determined pursuant to the following formula:

LIBO Rate (Reserve Adjusted)   =                     LIBO Rate
                                        -------------------------------
                                        1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Advances will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent, two Business Days before the first day of such Interest Period.

         "LIBO RATE ADVANCE" shall mean any Advance under which interest accrues at the LIBO Rate plus the Applicable Margin.

                                                                            PAGE

         "LIBOR OFFICE" shall mean initially, the funding office of each Noteholder or Investor, as the case may be, designated as such in Schedule I to the Participation Agreement or designated in any assignment agreement relating to the assignment of any Loan or Investor Amount pursuant to the Basic Documents; and thereafter, such other office of such Noteholder or Investor, if any, making or maintaining such Noteholder's or Investor's investment in Certificates or Notes.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Advances, the reserve percentage (expressed as a decimal) equal to the aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities," as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "LIEN" shall mean any lien (statutory or otherwise), mortgage, deed of trust, encumbrance, pledge, financing statement, charge, lease, easement, servitude or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement or any financing lease having substantially the same effect as the foregoing.

         "LOAN PARTICIPANT" shall have the meaning given such term in Section
6.8.2 of the Credit Agreement.

         "LOAN PARTIES" shall mean (i) Holdings, (ii) the Lessee and (iii) EMOC and their respective Subsidiaries.

         "LOANS" shall mean the loans made to the Lessor by the Noteholders on the Closing Date pursuant to Section 3.1 of the Participation Agreement.

         "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Person, any event, development or circumstance that has had or could reasonably be expected to have a

                                                                            PAGE

material adverse effect on (i) the business, assets, property, condition (financial or otherwise) or operations of such Person and its Subsidiaries, taken as a whole, since the Closing Date or (ii) the ability of such Person to perform its obligations under any of the Basic Documents to which such Person is a party.

         "MAXIMUM DEFICIENCY AMOUNT" shall mean, with respect to any Category of Leased Equipment, the Maximum Deficiency Amount set forth on Schedule 4 to the Lease.

         "MEMORANDUM OF LEASE" shall mean the five Memorandum of Lease, each dated as of June 23, 2000, between the Lessor and the Lessee and filed with the Registries of Deeds, in Cook, Lake, Will, DuPage and Winnebago Counties, Illinois, respectively.

         "MGE" shall mean Midwest Generation EME, LLC, a Subsidiary of Edison Mission Energy and a limited liability company organized under the laws of the State of Delaware.

         "MOODY'S" shall mean Moody's Investors Service, a division of Dun & Bradstreet Corporation, and its successors and assigns.

         "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA.

         "NET SALE PROCEEDS" shall have the meaning given such term in Section 3.10(b) of the Participation Agreement.

         "NET TANGIBLE ASSETS" shall mean, as of the date of any determination thereof, the total amount of all assets of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), LESS the sum of
(i) the consolidated current liabilities of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) and (ii) assets properly classified as "intangible assets" in accordance with GAAP.

                                                                            PAGE

         "NON-RECOURSE DEBT" shall mean, with respect to any Person, Indebtedness which such Person is not directly or indirectly obligated to repay.

         "NON-US PARTICIPANT" shall have the meaning given such term in Section 4.7(c) of the Participation Agreement.

         "NOTE" shall mean, as the context may require, a Tranche A Note or a Tranche B Note.

         "NOTEHOLDER AMOUNT" shall mean, with respect to any Noteholder, as of any date of determination, the aggregate face amount of the Notes held by such Noteholder pursuant to the Credit Agreement.

         "NOTEHOLDER ASSIGNMENT AGREEMENT" shall mean a Noteholder Assignment Agreement, substantially in the form of Exhibit B to the Credit Agreement.

         "NOTEHOLDERS" shall mean the Tranche A Noteholders and Tranche B Noteholders.

         "OBLIGATIONS" shall mean, with respect to any Per son, all obligations (monetary or otherwise) of such Person, as the context may require, arising under or in connection with the Basic Documents.

         "OFFICER'S CERTIFICATE" of a Person shall mean a certificate signed by (i) the Chairman of the Board of Directors or the President or any Executive Vice President or any Senior Vice President or any other Vice President of such Person signing with the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller, Cashier, Assistant Cashier or the Secretary or any Assistant Secretary of such Person, or by any Vice President who is also Controller, Treasurer or Cashier signing alone or
(ii) with respect to the Lessor and the Trustee, an authorized signatory of the Trustee.

         "OPERATING EXPENSES" shall mean, in respect of any period, all cash amounts paid by the Loan Parties in the conduct of their business during such period, including premiums for insurance policies, fuel supply and transportation costs, utilities, costs

                                                                            PAGE

of maintaining, renewing and amending Governmental Approvals, franchise, licensing, property, real estate and income taxes, sales and excise taxes, general and administrative expenses, employee salaries, wages and other employment-related costs, business management and administrative services fees, fees for letters of credit, surety bonds and performance bonds, necessary capital expenditures and all other fees and expenses necessary for the continued operation and maintenance of the Generating Assets (as defined in the Holdings Credit Agreement) and the conduct of the business of the Loan Parties. Operating Expenses shall exclude (to the extent included) Lease Obligations (except Supplemental Rent payable by Lessee pursuant to Section
6.7 of the Participation Agreement) and shall include (to the extent excluded) Designated Lease Liabilities (other than Lease Obligations).

         "ORGANIC DOCUMENTS" shall mean, (i) with respect to any Person that is a corporation, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, (ii) with respect to any Person that is a limited partnership, its certificate of limited partnership and partnership agreement, (iii) with respect to any Person that is a limited liability company, its certificate of formation and its limited liability company agreement and
(iv) with respect to any Person that is a trust, its certificate of formation and trust agreement, in each case, as from time to time amended, supplemented, amended and restated, or otherwise modified and in effect from time to time.

         "ORIGINATOR" shall have the meaning given such term in Section 21.8 of the Participation Agreement.

         "OVERDUE RATE" shall mean the lesser of (a) the highest interest rate permitted by Applicable Law and (b) to the extent the relevant overdue amount
(i) accrues interest or Yield, an interest rate per annum equal to the Interest Rate or the Yield Rate, as applicable, plus 2% per annum, or (ii) does not accrue interest or Yield, the Alternate Base Rate plus 2% per annum.

         "OWNER" shall have the meaning given such term in Section 12.6(a) of the Lease.

                                                                            PAGE

         "PARTICIPANT" shall mean any Investor or Noteholder.

         "PARTICIPATION AGREEMENT" shall mean the Participation Agreement, dated as of June 23, 2000, among Lessee, Guarantor, Lessor, the Noteholders, the Initial Investor, Trustee, Collateral Agent and Agent.

         "PARTNERSHIP" shall mean a general partnership, limited partnership, joint venture or similar entity in which Lessee or Guarantor, as the case may be, or a Subsidiary is a partner, joint venturer or equity participant.

         "PAYMENT DATE" shall mean each Interest Payment Date and any other date on which a payment is otherwise due by the Lessor to the Noteholders or Investors under the Basic Documents.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" shall mean with respect to any Person a "pension plan," as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which such Person or any corporation, trade or business that is, along with such Person a member of a Controlled Group, has any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

         "PERCENTAGE INTEREST" shall mean, relative to any Investor or Noteholder, the ratio of the outstanding principal amount of all Advances or Investor Amounts held by such Noteholder or Investor, as the case may be, to the aggregate outstanding principal amount of all Advances.

         "PERMITS" shall mean those permits, licenses, registrations, certificates, approvals and consents required by Applicable Law or any Authority in connection with the ownership, delivery, installation, use and operation of the Leased Equipment.

                                                                            PAGE

         "PERMITTED CONTEST" shall mean actions taken by a Person to contest in good faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to the Leased Equipment or any part thereof or any interest therein of any Person of (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements, (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Authority or (c) any Lien or Tax, if the initiation and prosecution of such contest would not: (i) involve a risk of any criminal liability being incurred by or, other than with respect to contests relating to Taxes, a Material Adverse Effect on, such Indemnitee;
(ii) materially and adversely affect the security interests created by the Basic Documents or the rights and interest of Lessor in or to any of the Leased Equipment or the right of Lessor, any Investor or any Noteholder to receive payment of all or any amount payable under the Basic Documents; (iii) permit, or pose a risk of, the sale or forfeiture of, or foreclosure or, other than with respect to contests relating to Taxes, the imposition of a Lien on, any of the Leased Equipment or any part there of or (iv) materially and adversely affect the Fair Market Value, utility or remaining useful life of the Leased Equipment or any part thereof or any interest therein or the continued use, economic operation or maintenance thereof; PROVIDED, further, that in any event adequate reserves in accordance with GAAP are maintained by such Person against any adverse determination of such contest.

         "PERMITTED INVESTMENTS" shall mean (i) obligations issued or unconditionally guaranteed by the United States of America or any agency thereof and backed by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of a Noteholder or of any other commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least "A" by Moody's and "A" by S&P; (iii) commercial paper of any Noteholder or any Affiliate thereof having a remaining term until maturity of not more than 180 days from the date such investment is made; (iv) commercial paper of companies, banks, trust

                                                                            PAGE

companies or national banking associations (in each case excluding the Lessee and its Affiliates) incorporated or doing business under the laws of the United States or one of the States thereof, in each case having a remaining term until maturity of not more than 180 days from the date such investment is made and rated at least P-1 by Moody's or at least A-1 by S&P; and (v) repurchase agreements maturing within one year with any financial institution having combined capital and surplus of not less than $500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral so long as title to the underlying obligations pass to Lessor and such underlying securities shall be segregated in a custodial or trust account for the benefit of Lessor.

         "PERMITTED LIENS" shall mean (i) the respective rights and interests of Lessee, Guarantor, the Investors, the Noteholders and Lessor, as provided in any of the Basic Documents; (ii) materialmen's, mechanics', workers', artisan's, repairmen's, employees' or other like Liens securing payment of the price of goods or services rendered in the ordinary course of business for amounts the payment of which is not overdue or is being contested pursuant to a Permitted Contest; and (iii) the rights of any sublessee or assignee under a sublease or an assignment permitted by the terms of the Lease.

         "PERMITTED SECURED INDEBTEDNESS" shall mean Indebtedness permitted by each of Section 8.2.1(b),(f),(g) or (j) of the Holdings Credit Agreement,
Section 8.1(c), (g), (h) or (k) of each Applicable Participation Agreement (as defined in the Intercreditor Agreement), and the correlative provisions of any other Financing Document (as defined in the Intercreditor Agreement).

         "PERSON" shall mean an individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint-stock company, trust, limited liability company, unincorporated organization or Authority.

         "PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transac-

                                                                            PAGE

tions with government plans similar to those contained in Section 406 of ERISA or Section 4975 of the Code.

         "PROHIBITED TRANSACTION" shall mean a transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408 or otherwise.

         "PRUDENT INDUSTRY PRACTICE" shall mean, at any time, (i) any of the practices, methods and acts engaged in or approved by a significant portion of the competitive electric generating industry operating in the United States at such time, or (ii) with respect to any matter to which clause (i) does not apply, any of the practices, methods and acts which, in the exercise of reasonable judgment at the time the decision was made, could reason ably have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. "Prudent Industry Practice" is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a spectrum of possible practices, methods or acts having due regard for, among other things, manufacturers' warranties and the requirements of any Authority of competent jurisdiction.

         "PUHCA" shall have the meaning given such term in Section 8.3 of the Participation Agreement.

         "PURCHASE DECISION DATE" shall have the meaning given such term in
Section 12.2 of the Lease.

         "PURCHASE PRICE" shall mean $300 million.

         "QUARTERLY PAYMENT DATE" shall mean the first Business Day of each January, April, July and October.

         "RATING EVENT" shall mean (i) a downgrading of the Debt Rating of the Guarantor below BBB+ or Baa2 by S&P or Moody's, respectively or (ii) the Debt

                                                                            PAGE

Rating of the surviving entity, if not the Guarantor, following any merger of the Guarantor being below BBB+ or Baa2 by S&P or Moody's, respectively.

         "REGISTER" shall have the meaning given such term in Section 6.8.1 of the Credit Agreement.

         "RELATED PARTY" shall mean, with respect to any Person or its successors and assigns, an Affiliate of such Person or its successors and assigns and any director, officer, servant, employee or agent of that Person or any such Affiliate or their respective successors and assigns; PROVIDED, that the Trustee shall not be treated as a Related Party to any other party and neither Lessor nor Trustee shall be treated as a Related Party to the Contributor.

         "RELEASE" shall mean the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including by shall mean of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like, except to the extent subject to and in accordance with a Permit or an express exclusion from the requirement to have a Permit.

         "RENEWAL LEASE" shall have the meaning given such term in Section 7.1(a) of the Participation Agreement.

         "RENEWAL NOTICE" shall have the meaning given such term in Section 7.1(a) of the Participation Agreement.

         "RENEWAL RENT" shall mean the sum of (i) the interest due on the Tranche A Loan on any Interest Payment Date during the Renewal Term, pursuant to the Credit Agreement and the Participation Agreement (but not including interest on overdue amounts under Section 3.13 of the Participation Agreement or otherwise), (ii) the interest due on the Tranche B Loan on any Interest Payment Date pursuant to the Credit Agreement and the Participation Agreement (but not including interest on overdue amounts under Section 3.13 of the Participation Agreement or otherwise) and

                                                                            PAGE

(iii) the Yield on the Investor Contributions on any Interest Payment Date pursuant to the Trust Agreement and the Participation Agreement.

         "RENEWAL TERM" shall have the meaning given such term in Section 7.1 of the Participation Agreement.

         "RENT" shall mean Basic Rent and Supplemental Rent, collectively.

         "RENT PAYMENT DATE" shall mean each Interest Payment Date.

         "REPORTABLE EVENT" shall mean any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30- day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "REQUIRED IMPROVEMENT" shall have the meaning given such term in
Section 8 of the Lease.

         "REQUIRED INVESTORS" shall mean as of any date of determination, Investors whose Investor Amounts in the aggregate constitute more than 66.66% of the aggregate Investor Amounts.

         "REQUIRED NOTEHOLDERS" shall mean as of any date of determination, Noteholders (other than EME or any Affiliate of EME) whose Noteholder Amounts in the aggregate constitute more than 66.66% of the aggregate Noteholder Amounts held by Noteholders other than EME or any Affiliate of EME.

         "REQUIRED PARTICIPANTS" shall mean Participants whose Noteholder Amounts and Investor Amounts in the aggregate constitute more than 66.66% of the sum of (i) the aggregate Noteholder Amounts held by Noteholders other than EME or any Affiliate of EME and (ii) the aggregate Investor Amounts held by Investors other than EME or any Affiliate of EME.


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         "RESIDUAL DEFICIENCY PAYMENT" shall have the meaning given such term in
Section 12.6(a) of the Lease.

         "RESPONSIBLE OFFICER" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer; PROVIDED that, with respect to an Investor or Noteholder, "Responsible Officer" shall include only those Persons described above who are responsible for corporate trust functions.

         "RETURN ACCEPTANCE CONDITIONS" shall mean a condition at least as good as the condition in which the Leased Equipment would have been if the Lessee has maintained the Leased Equipment in accordance with Section 7.2 of the Lease.

         "REVENUES" shall mean, in respect of any period, all cash amounts (other than any payment under any intercompany note) received by the Loan Parties during such period, including revenues from the sale of energy and capacity, proceeds of business interruption insurance and all interest and other income earned on amounts in the Cashflow Recapture Fund.

         "S&P" shall mean Standard & Poor's Ratings Services and its successors and assigns.

         "SALE OPTION" shall have the meaning given such term in Section 12.4 of the Lease.

         "SCHEDULED CLOSING DATE" shall mean July 10, 2000.

         "SCHEDULED INTEREST PAYMENT DATE" shall mean, as to any Advance, the last day of each applicable Interest Period (or for any Advance bearing interest or Yield, respectively, at the Alternate Base Rate, the first day of each calendar month) and the Final Maturity Date.

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                                                                            PAGE

         "SEC" shall mean the United States Securities and Exchange Commission.

         "SECURED OBLIGATIONS" shall mean all obligations of Holdings, the Lessee, MGE or EMOC, under, with respect to or arising out of, without duplication, (i) the principal of, premium (if any) and interest on, the Loans (as defined in the Holdings Credit Agreement), (ii) the obligations of Holdings under each Lease Obligations Guarantee (as defined in the Holdings Credit Agreement) with respect to the Lease Obligations, (iii) the obligations of Holdings under the Letter of Credit Guarantee (as defined in the Holdings Credit Agreement) and (iv) the principal of, premium (if any) and interest on, Permitted Secured Indebtedness subject of a Designation Letter (as defined in the Intercreditor Agreement).

         "SECURITIES ACT" shall mean the Securities Act of 1933.

         "SECURITY DOCUMENTS" shall mean the Lease and all other security documents hereafter delivered to the Agent, granting a Lien on the Leased Equipment to secure the obligations and liabilities of the Lessee under the Lease.

         "SEVERABLE IMPROVEMENT" shall have the meaning given such term in
Section 8 of the Lease.

         "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         "SUPPLEMENTAL RENT" shall mean any and all amounts, liabilities and obligations other than Basic Rent which Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Basic Document (whether or not designated as Supplemental Rent) to Lessor, any Investor, any Noteholder or any other Person, including indemnities and damages for breach of any covenants, representations, warranties or agreements.

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                                                                            PAGE

         "TANGIBLE NET WORTH" shall mean the net worth of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) after subtracting therefrom the aggregate amount of any intangible assets of Guarantor and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

         "TAX ADVANCE" shall have the meaning given such term in Section 6.3(g) of the Participation Agreement.

         "TAX BENEFIT" shall have the meaning set forth in Section 6.3(e) of the Participation Agreement.

         "TAX CLAIM" shall have the meaning given such term in Section 6.3(g) of the Participation Agreement.

         "TAXES" and "TAX" shall mean any and all fees (including, but not limited to, documentation, recording, license and registration fees), taxes (including, but not limited to, income (whether net, gross or adjusted gross), gross receipts, lease, sublease, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions there to.

         "TAXES PAYABLE" shall have the meaning given such term in Section 4.7 of the Participation Agreement.

         "TERMINATION DATE" shall mean each of the Rent Payment Dates during the Lease Term identified as a Termination Date on Schedule 3 of the Lease, which dates shall be the same days on which Basic Rent and Renewal Rent, if any, are payable under the Lease.

         "TERMINATION EVENT" shall mean (i) a reportable event described in
Section 4043(b) of ERISA and the regulations issued thereunder (other than a reportable event (a) not subject to the provision for a 30-day notice to the PBGC under such regula-

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                                                                            PAGE

tions or (b) for which a waiver of such 30-day notice is provided in such regulations), or (ii) the withdrawal of Lessee or Guarantor, as the case may be, or any of their respective ERISA Affiliates from a Plan during a Plan Year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the distribution of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v) any other event or condition which to the knowledge of Lessee or Guarantor, as the case may be, would constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vi) the complete or partial withdrawal of Lessee or Guarantor, as the case may be, or any of their respective ERISA Affiliates from a Multiemployer Plan or the institution by a fiduciary of any Multiemployer Plan against Lessee or Guarantor, as the case may be, or any of their respective ERISA Affiliates of a proceeding to enforce Section 4219(c)(5) of ERISA, provided, that in all such cases, in aggregate at any one time that the sum of (A), (B) and (C) below exceeds 1.5% of the consolidated total assets of Lessee or Guarantor, as the case may be, where: (A) is, in the case of an event of the type referred to in the preceding clauses (i) through
(v), the amount by which the then aggregate current value of all accrued benefits under all Plans exceeds the then aggregate current value of all assets of such Plans allocable to such accrued benefits (excluding, for these purposes, any Plan under which the current market value of Plan assets exceeds the current value of accrued benefits), (B) is, in the case of an event of the type referred to in the preceding clause (vi), the amount of the complete or partial withdrawal liability, and (C) is the outstanding amount of any prior complete or partial withdrawal liability form a Multiemployer Plan.

         "TERMINATION VALUE" shall mean for any Termination Date the Termination Values set forth on Schedule 3 of the Lease for such Termination Date.

         "TOTAL ADVANCES" shall mean the aggregate of the Advances of all of the Noteholders and Investors.

         "TRANCHE" refers in respect of any Note, to whether such Note is a Tranche A Note or a Tranche B Note.

                                                                            PAGE

         "TRANCHE A BASIC RENT" shall mean the interest due on the Tranche A Loan on any Interest Payment Date pursuant to the Credit Agreement and the Participation Agreement (but not including interest on overdue amounts under Section 3.6 of the Participation Agreement or otherwise).

         "TRANCHE A CHECK" shall have the meaning given such term in Section 3.5 of the Participation Agreement.

         "TRANCHE A LOAN" shall mean the loan made by the Tranche A Noteholders under Section 2.1.1 of the Credit Agreement.

         "TRANCHE A MAXIMUM AMOUNT" shall mean $255,000,000.

         "TRANCHE A NOTE" shall mean a promissory note of the Lessor dated the Closing Date in the form of Exhibit A-I attached to the Credit Agreement and all other promissory notes accepted from time to time in substitution therefor or replacement thereof.

         "TRANCHE A NOTEHOLDERS" shall mean the holders, from time to time, of the Tranche A Notes as recorded in the Register pursuant to Section 6.8.1(b) of the Credit Agreement.

         "TRANCHE B BASIC RENT" shall mean the interest due on the Tranche B Loan on any Interest Payment Date pursuant to the Credit Agreement and the Participation Agreement (but not including interest on overdue amounts under Section 3.6 of the Participation Agreement or otherwise).

         "TRANCHE B LOAN" shall mean the loan made by the Tranche B Noteholders under Section 2.1.2 of the Credit Agreement.

         "TRANCHE B MAXIMUM AMOUNT" shall mean $36,000,000.

         "TRANCHE B NOTE" shall mean a promissory note of the Lessor dated the Closing Date in the form of Exhibit A-II attached to the Credit Agreement and all


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                                                                            PAGE

other promissory notes accepted from time to time in substitution therefor or replacement thereof.

         "TRANCHE B NOTEHOLDERS" shall mean the holders, from time to time, of the Tranche B Notes as recorded in the Register pursuant to Section 6.8.1(b) of the Credit Agreement.

         "TRANSACTION COSTS" shall have the meaning given such term in Section 5.1(i) of the Participation Agreement.

         "TRUST" shall have the meaning given such term in Article II of the Trust Agreement.

         "TRUST AGREEMENT" shall mean the Amended and Restated Trust Agreement, dated as of June 23, 2000, between Citicorp Del-Lease, Inc. as Contributor and Investor and Wilmington Trust Company as Trustee.

         "TRUST COMPANY" shall mean Wilmington Trust Company, in its individual capacity, and any successor trustee under the Trust Agreement in its individual capacity.

         "TRUST ESTATE" shall mean all estate, right, title and interest of Lessor in, to and under the Leased Equipment and any part thereof, the Trust Agreement, the Lease and all of the other Basic Documents and any other property contributed to the Trust or otherwise acquired by the Trust, including (i) all amounts of Rent and other payments due or to become due of any kind for or with respect to the Leased Equipment and any part thereof or payable under any of the foregoing, (ii) any or all payments or proceeds received by Lessor after the termination of the Lease with respect to the Leased Equipment and any part thereof as the result of the sale, lease or other disposition thereof, and (iii) proceeds of the investments in the Notes and Certificates, together with any other moneys, proceeds or property at any time received by Lessor under or in connection with the Basic Documents but in any case specifically excluding Excluded Amounts.


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                                                                            PAGE

         "TRUSTEE" shall have the meaning given such term in Article II of the Trust Agreement.

         "TYPE" means, relative to any Advance, the portion thereof, if any, being maintained as a Base Rate Advance or a LIBO Rate Advance.

         "UCC" shall mean the Uniform Commercial Code of New York or any other applicable jurisdiction.

         "WELFARE PLAN" shall mean, with respect to any Person, a "welfare plan" as such term is defined in section 3(1) of ERISA to which such Person or any Affiliate of such Person may have any liability or contingent liability.

         "YIELD" shall have the meaning given such term in Section 3.3 of the Participation Agreement.

         "YIELD AMOUNT" shall mean for any Interest Period, an amount equal to the applicable Yield on the aggregate Investor Amount.

         "YIELD RATE" shall mean the applicable rate payable from time to time on the Certificates for each Interest Period during the Lease Term, which rate for each Interest Period then applicable (i) relating to a LIBO Rate Advance shall be equal to the LIBO Rate for such Interest Period plus the Applicable Margin (subject to Section 4.1 of the Participation Agreement), each such rate to be determined by the Agent and (ii) relating to an Alternative Base Rate Advance shall be equal to the Alternative Base Rate in effect during such Interest Period plus the Applicable Margin.


                                     43